Exhibit 10.1

SHARE PURCHASE AGREEMENT

dated as of July 25, 2024

by and among

Turnongreen, inc.

and

GCEF OPPORTUNITY FUND LLC

EXHIBITS

Exhibit A	Form of Registration Rights Agreement
Exhibit B	Form of Warrant
Exhibit C	Form of Company Closing Certificate
Exhibit D	Form of Company Compliance Certificate
Exhibit E	Form of Draw Down Notice
Exhibit F	Form of Closing Notice

COMPANY DISCLOSURE SCHEDULES

Schedule 3.01(c)	Capitalization
Schedule 3.01(j)	Indebtedness
Schedule 3.01(p)	Operation of Business
Schedule 3.01(q)	Environmental Compliance
Schedule 3.01(s)	Transactions with Affiliates
Schedule 3.01(u)	Employees

SHARE PURCHASE AGREEMENT

July 25, 2024

This SHARE PURCHASE AGREEMENT (this “Agreement”) is made and entered into as of the date first above written by and among TurnOnGreen, Inc., a Nevada corporation having a principal place of business at 1421 McCarthy Blvd. Milpitas, CA 95035 (the “Company”) and GCEF Opportunity Fund, LLC, a Delaware Limited Liability Company having a principal place of business at 780 Deltona Blvd, Suite 202, Deltona, FL 32725 (the “Purchaser” and together with the Company and Purchaser, the “Parties”).

RECITALS

WHEREAS, the Parties desire that, upon the terms and subject to the conditions contained herein, the Company may issue and sell to the Purchaser, and the Purchaser may purchase from the Company up to the Aggregate Limit of the Company’s shares of common stock, par value $0.001 per share (the “Shares”);

WHEREAS, such investments will be made in reliance upon the provisions of Section 4(a)(2) of the Securities Act (“Section 4(a)(2)”) and Rule 506 of Regulation D promulgated by the Commission under the Securities Act (“Regulation D”), and upon such other exemption from the registration requirements of the Securities Act as may be available with respect to any or all of the investments in the Shares to be made hereunder; and

WHEREAS, the Parties are concurrently entering into a Registration Rights Agreement in the form of Exhibit A hereto (the “Registration Rights Agreement”), pursuant to which the Company shall register the resale of the Shares by the Purchaser, upon the terms and subject to the conditions set forth therein.

NOW, THEREFORE, the Parties, intending to be legally bound, agree as follows:

ARTICLE I
DEFINITIONS

Section 1.01 Definitions.

“Adjustment Date” shall have the meaning assigned to such term in Section 4.12(b).

“Affiliate” means with respect to a party to this Agreement (i) any company of which over fifty percent (50%) of its issued and voting share capital is owned or controlled, directly or indirectly, by said party, or (ii) any company which owns or controls, directly or indirectly, over fifty percent (50%) of the issued and voting share capital of such party, or (iii) any company owned or controlled, directly or indirectly, to the extent of over fifty percent (50%) or more of the issued and voting share capital, by any of the foregoing.

“Aggregate Limit” shall have the meaning assigned to such term in Section 2.01 hereof.

“Articles” shall have the meaning assigned to such term in Section 3.01(c) hereof.

“Bylaws” shall have the meaning assigned to such term in Section 3.01(c) hereof.

“Change of Control” shall mean (i) the acquisition by any Person of direct or indirect beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than 50% of the combined voting power of the then-issued and outstanding equity of the Company; (ii) the occurrence of a merger, consolidation, reorganization, share exchange or similar corporate transaction, whether or not the Company is the surviving corporation, other than a transaction which would result in the voting equity outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 50% of the voting equity shares of the Company or such surviving entity immediately after such transaction; or (iii) the sale, transfer or disposition of all or substantially all of the business and assets of the Company to any Person.

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“Closing” shall have the meaning assigned to such term in Section 2.04 hereof.

“Code” means the United States Internal Revenue Code of 1986, as amended.

“Commission” shall mean the Securities and Exchange Commission or any successor entity.

“Commission Documents” shall mean, as of a particular date, all reports, schedules, forms, statements and other documents filed by the Company with the Commission pursuant to the reporting requirements of the Exchange Act, including material filed pursuant to Section 13(a) or 15(d) of the Exchange Act, and shall include all information contained in such filings and all filings incorporated by reference therein.

“Commitment Fee” shall have the meaning assigned to such term in Section 4.12(a).

“Common Stock” means, without limitation, the common stock of the Company.

“Current Report” shall have the meaning as set forth in Section 2.03.

“Current Trading Price” shall have the meaning as set forth in Section 4.12(b).

“Daily Closing Price” shall mean the closing bid price of the Shares, as recorded by the Principal Market, on a particular day.

“Draw Down” means the transactions contemplated under Section 6.01 of this Agreement.

“Draw Down Amount” means the actual amount of proceeds to be paid by the Purchaser in connection with a Draw Down.

“Draw Down Amount Requested” shall mean the number of Shares requested by the Company in its Draw Down Notice as provided in Section 6.01(h) hereof.

“Draw Down Exercise Date” shall have the meaning assigned to such term in Section 6.01(h) hereof.

“Draw Down Limit” shall have the meaning assigned to such term in Section 6.01(a) hereof.

“Draw Down Notice” shall mean a notice sent by the Company to exercise a Draw Down as provided in Section 6.01(h) hereof.

“Draw Down Pricing Period” shall mean a period of 30 consecutive Trading Days commencing with the first Trading Day designated in each Draw Down Notice.

“Effective Date” shall mean the date of the execution and delivery of this Agreement.

“Environmental Laws” shall have the meaning assigned to such term in Section 3.01(r) hereof.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder.

“First Trading Day” shall mean the first day on which the Shares trade on the Principal Market.

“GAAP” shall mean generally accepted accounting principles in the United States of America as consistently applied by the Company.

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“Indebtedness” shall have the meaning assigned to such term in Section 3.01(k) hereof.

“Investment Period” shall have the meaning assigned to such term in Section 7.01 hereof.

“Knowledge” means the actual knowledge of the Company’s Chief Executive Officer and Chief Financial Officer, after reasonable inquiry of all officers and directors of the Company who could reasonably be expected to have knowledge or information with respect to the matter in question.

“Lien” means with respect to any property or asset, any mortgage, lien, pledge, charge, security interest, option, adverse claim, restriction on title or transfer, encroachments, occupancy rights, or other encumbrance of any kind or character in respect of such property or asset, and any agreement to create any of the foregoing.

“Losses” shall have the meaning assigned to such term in Section 8.01(a) hereof.

“Material Adverse Effect” shall mean (i) any effect on the business, operations, properties or condition (financial or otherwise) of the Company that is material and adverse to the Company and its subsidiaries, taken as a whole, or (ii) any condition, circumstance, or situation that would prohibit or otherwise materially interfere with the ability of the Company to enter into and perform any of its obligations under this Agreement in any material respect.

“Material Agreements” shall have the meaning assigned to such term in Section 3.01(r) hereof.

“National Securities Exchange” shall mean any of the following: the NYSE American, the NASDAQ Capital Market, the NASDAQ Global Market, the NASDAQ Global Select Market, the New York Stock Exchange or the Chicago Board Options Exchange (or any successors to any of the foregoing)

“Parties” shall have the meaning assigned to such term in the preamble.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, governmental authority or other entity.

“Plan” shall have the meaning assigned to such term in Section 3.01(x) hereof.

“Principal Market” shall mean any U.S. national securities exchange or other medium on which the Common Stock is traded or quoted, including, but not limited to, the Nasdaq Capital Market, the OTC QB, the NYSE American LLC, or the OTC Pink Current Information Tier ran by the OTC Markets Group.

“Private Transaction” shall have the meaning assigned to such term in Section 4.13.

“Prospectus” means the prospectus in the form included in the Registration Statement, as supplemented from time to time by any Prospectus Supplement, including the documents incorporated by reference therein.

“Prospectus Supplement” means any prospectus supplement to the Prospectus filed with the Commission from time to time pursuant to Rule 424(b) under the Securities Act, including the documents incorporated by reference therein.

“Public Company Date” means the date that the Company becomes subject to the reporting requirements of the Exchange Act.

“Public Listing” shall mean the public listing of the Shares for trading on the Principal Market or the consummation of a Reverse Merger Transaction, whichever is earlier.

“Public Listing Date” means the date on which the Public Listing occurs.

 “Purchase Price” shall have the meaning assigned to such term in Section 6.01(a) hereof.

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“Registration Statement” shall mean the registration statement on Form S-1 or S-3 under the Securities Act, or other relevant registration statement, to be filed by the Company with the Commission with respect to the registration of the Shares to be issued under the Draw Downs, pursuant to the Registration Rights Agreement.

“Reverse Merger Transaction” a reverse merger or similar transaction between the Company and a special purpose acquisition company whose securities are publicly listed on the Principal Market.

“Securities” shall mean the Shares, the Warrant and the Warrant Shares.

“Securities Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder.

“Settlement Date” shall have the meaning assigned to such term in Section 6.01(d) hereof.

“Shares” shall mean, collectively, all of the Common Stock of the Company issuable to the Purchaser upon exercise of any Draw Down and upon exercise of the Warrant.

“Subsidiary” shall mean any corporation or other entity of which at least a majority of the securities or other ownership interest having ordinary voting power (absolutely or contingently) for the election of directors or other Persons performing similar functions are at the time owned directly or indirectly by the Company and/or any of its other subsidiaries.

“Successor Company” shall mean any company with which the Company merges, and whose common equity shares are traded on the Principal Market.

“Threshold Price” is the lowest price at which the Company may sell Shares during a Draw Down Pricing Period, as set forth in each Draw Down Notice.

“Trading Day” shall mean a trading day on the Principal Market.

“Transaction Documents” shall mean this Agreement, the Registration Rights Agreement, the Warrant and each other agreement or undertaking executed or delivered to the Purchaser by the Company pursuant hereto or thereto.

“Warrant” shall have the meaning assigned to such term in Section 4.12(b).

“Warrant Shares” shall have the meaning assigned to such term in the Warrant.

ARTICLE II
PURCHASE AND SALE OF SHARES

Section 2.01 Purchase and Sale of Shares. Upon the terms and subject to the conditions of this Agreement, the Company, so long as the market price is not below the Threshold Price, at its sole and exclusive option, shall issue and sell to the Purchaser, and the Purchaser agrees to purchase from the Company during the Investment Period (as defined in Section 7.01) up to the number of duly authorized, validly issued, fully paid and non-assessable Shares having an aggregate value of U.S. $25,000,000 (the “Aggregate Limit”). Purchases and sales of Shares of the Company hereunder shall be made by the delivery to the Purchaser of Draw Down Notices as provided in ARTICLE VI hereof. The aggregate dollar amount of all Draw Down Amounts pursuant to the terms and conditions of this Agreement shall not exceed the Aggregate Limit.

Section 2.02 Reservation of Shares. The Company has or will have authorized and has or will have reserved, and covenants to continue to so reserve once reserved, free of preemptive rights and other similar contractual rights of shareholders, a sufficient number of its authorized but unissued Common Stock to cover the Shares to be issued in connection with all Draw Downs requested under this Agreement prior to the issuance to the Purchaser of such Shares under this Agreement. Further, the company has or will have authorized and has or will have reserved, and covenants to continue to so reserve once reserved, free of preemptive rights and other similar contractual rights of shareholders, a sufficient number of its authorized but unissued Common Stock to cover the Warrant Shares promptly following the listing of the Comon Stock on a National Securities Exchange.

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Section 2.03 Required Filings. If the Company is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, as soon as practicable, but in any event not later than 5:30 p.m. (New York City time) on the fourth Trading Day immediately following the Public Company Date, the Company shall file with the Commission a current report on Form 8-K relating to the transactions contemplated by, and describing the material terms and conditions of the Transaction Documents and attaching copies of this Agreement and the Registration Rights Agreement (including all exhibits thereto, the “Current Report”). In the event that such terms, conditions and copies are included in the Registration Statement, then the Current Report need not be filed with the Commission. Not later than 15 calendar days following the Effective Date, the Company shall file a Form D with respect to the securities hereunder in accordance with Regulation D and shall provide a copy thereof to the Purchaser promptly after such filing. The Company shall prepare and file the Registration Statement (including the Prospectus) covering the resale by the Purchaser of the registrable securities with the Commission in accordance with the provisions of the Securities Act and the Registration Rights Agreement, but only after meeting the Registration Statement eligibility requirements. The Company shall file with the Commission in accordance with Rule 424(b) under the Securities Act the final Prospectus to be used in connection with sales pursuant to the Registration Statement no later than 8:30 a.m. (New York City time) on the first Draw Down Exercise Date. If the transactions contemplated by any Draw Down are material to the Company (individually or collectively with all other prior Draw Downs, the consummation of which have not previously been reported in any Prospectus Supplement filed with the Commission under Rule 424(b) under the Securities Act or in any report, statement or other document filed by the Company with the Commission under the Exchange Act), or if otherwise required under the Securities Act (or the interpretations of the Commission thereof), in each case as reasonably determined by the Company or the Purchaser, then, on the first Trading Day immediately following the last Trading Day of the Draw Down Pricing Period with respect to such Draw Down, the Company shall file with the Commission a Prospectus Supplement pursuant to Rule 424(b) under the Securities Act with respect to the applicable Draw Down(s), disclosing the total Draw Down Amount Requested pursuant to such Draw Down(s), the total number of Shares that are to be (and, if applicable, have been) issued and sold to the Purchaser pursuant to such Draw Down(s), the total purchase price for the Shares subject to such Draw Down(s), the applicable discount price(s) for such Shares and the net proceeds that are to be (and, if applicable, have been) received by the Company from the sale of such Shares. To the extent not previously disclosed in the Prospectus or a Prospectus Supplement, the Company shall disclose in its Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K the information described in the immediately preceding sentence relating to all Draw Down(s) consummated during the relevant fiscal year, and include each such report in a Prospectus Supplement and file such Prospectus Supplement with the Commission under Rule 424(b) under the Securities Act.

Section 2.04 Effective Date; Settlement Dates. This Agreement shall become effective and binding (the “Closing”) upon the delivery of counterpart signature pages of this Agreement and the Registration Rights Agreement executed by each of the parties hereto and thereto, and the delivery of all other documents, instruments and writings required to be delivered at the Closing, in each case as provided in ARTICLE V on the Effective Date. In consideration of and in express reliance upon the representations, warranties and covenants contained in, and upon the terms and subject to the conditions of, this Agreement, during the Investment Period the Company shall issue and sell to the Purchaser, and the Purchaser shall purchase from the Company, the Shares in respect of each Draw Down. The issuance and sale of Shares to the Purchaser pursuant to any Draw Down shall occur on the applicable Settlement Date in accordance with Section 6.01(d); provided that all of the conditions precedent thereto set forth in ARTICLE IV theretofore shall have been fulfilled on or prior to such Settlement Date.

ARTICLE III
REPRESENTATIONS AND WARRANTIES

Section 3.01 Representations and Warranties of the Company. The Company hereby makes the following representations and warranties to the Purchaser as of the Effective Date, as of each Draw Down Exercise Date and as of each Settlement Date, except where the representation is expressly made only as of the Effective Date:

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(a) Organization, Good Standing and Power. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation and has the requisite corporate power and authority to own, lease and operate its properties and assets and to conduct its business as it is now being conducted. All Subsidiaries are duly formed, validly existing and in good standing under the laws of their respective jurisdictions of formation and have the requisite corporate power and authority to own, lease and operate their respective properties and assets and to conduct their respective business as it is now being conducted. The Company and each of its Subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified, authorized or in good standing would not have a Material Adverse Effect.

(b) Authorization, Enforcement. The Company has the requisite corporate power and authority to enter into and perform this Agreement and each other Transaction Document and to issue and sell the Shares in accordance with the terms hereof. Except for approvals of the Company’s Board of Directors as may be required in connection with any issuance and sale of Shares to the Purchaser hereunder, the execution, delivery and performance of this Agreement and each other Transaction Document by the Company and the consummation by it of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action, and, except as contemplated by Section 2.02, no further consent or authorization of the Company or its Board of Directors or shareholders is required, provided that the Company shall not at the time be listed on a National Securities Exchange. This Agreement and each other Transaction Document has been duly executed and delivered by the Company. This Agreement and each other Transaction Document constitutes, or shall constitute when executed and delivered, a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditor’s rights and remedies or by other equitable principles of general application.

(c) Capitalization and Additional Issuances. The capitalization of the Company is as set forth in Schedule 3.01(c). Except as disclosed on Schedule 3.01(c), no Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as disclosed on Schedule 3.01(c), there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock or Common Stock Equivalents. Except as set forth on Schedule 3.01(c), the issuance and sale of the Securities will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Purchaser) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under any of such securities. All of the outstanding shares of capital stock of the Company are duly authorized, validly issued, fully paid and nonassessable, have been issued in material compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. No further approval or authorization of any shareholder (unless the Common Stock at such time is listed on a National Securities Exchange), the Board is required for the issuance and sale of the Securities. There are no shareholder agreements, voting agreements or other similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the Knowledge of the Company, between or among any of the Company’s shareholders.

(d) Issuance of Shares. The Shares and Warrant Shares to be issued under this Agreement have been or will be (prior to issuance to the Purchaser hereunder) duly authorized by all necessary corporate action and, when paid for or issued in accordance with the terms hereof and the terms of the Warrant, the Warrant Shares, shall be validly issued and outstanding, fully paid and nonassessable, and the Purchaser shall be entitled to all rights accorded to a holder of Common Stock.

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(e) No Conflicts. The execution, delivery and performance of this Agreement and each other Transaction Document by the Company and the consummation by the Company of the transactions contemplated herein do not (i) violate any provision of the Articles or Bylaws, (ii) conflict with, result in a breach or violation of any of the terms or provisions of, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, mortgage, deed of trust, indenture, note, bond, license, lease agreement, instrument or obligation to which the Company is a party or is bound, (iii) create or impose a lien, charge or encumbrance on any property or assets of the Company under any agreement or any commitment to which the Company is a party or by which the Company is bound or by which any of its respective properties or assets are bound, or (iv) result in a violation of any federal, state, local or foreign statute, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or by which any property or asset of the Company are bound or affected. The Company is not required under federal, state or local law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement and each other Transaction Document, or issue and sell the Shares to the Purchaser in accordance with the terms hereof (other than any filings which may be required to be made by the Company with the Commission or the Principal Market subsequent to the Effective Date, including the Registration Statement and any registration statement, amendment, prospectus or prospectus supplement which may be filed pursuant hereto); provided, however, that, for purposes of the representation made in this sentence, the Company is assuming and relying upon the accuracy of the representations, warranties and agreements of the Purchaser herein.

(f) Commission Documents, Financial Statements. During the period that the Company has been subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, the Company has timely filed all Commission Documents (giving effect to permissible extensions in accordance with Rule 12b-25 under the Exchange Act). The Company has delivered via EDGAR to the Purchaser true and complete copies of the Commission Documents filed with the Commission prior to the Effective Date. The Company has not provided to the Purchaser any information which, according to applicable law, rule or regulation, should have been disclosed publicly by the Company but which has not been so disclosed, other than with respect to the transactions contemplated by this Agreement and the other Transaction Documents. As of their respective filing dates, the Commission Documents complied in all material respects with the requirements of the Exchange Act and other federal, state and local laws, rules and regulations applicable to them, and, as of their respective dates, the Commission Documents did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the Commission Documents comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the Commission or other applicable rules and regulations with respect thereto. Such financial statements have been prepared in accordance with GAAP applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements), and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

(g) No Material Adverse Effect. No Material Adverse Effect shall exist as of the Effective Date except as disclosed in the Commission Documents.

(h) No Undisclosed Liabilities. The Company has no liabilities, obligations, claims or losses (whether liquidated or unliquidated, secured or unsecured, absolute, accrued, contingent or otherwise) that would be required to be disclosed on a balance sheet of the Company or any Subsidiary (including the notes thereto) in conformity with GAAP and are not disclosed in the Commission Documents other than liabilities incurred in the ordinary course of business since the date of such Commission Documents which, individually and in the aggregate, are not material to the Company’s business.

(i) No Undisclosed Events or Circumstances. No event or circumstance has occurred or exists with respect to the Company or its businesses, properties, prospects, operations or financial condition, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed.

(j) Indebtedness. Schedule 3.01(j) attached hereto sets forth as of the date hereof all outstanding secured and unsecured Indebtedness of the Company, or for which the Company has commitments through such date. For the purposes of this Agreement, “Indebtedness” shall mean (a) any liabilities for borrowed money or amounts owed in excess of $1,000,000 (other than trade accounts payable incurred in the ordinary course of business), (b) all guaranties, endorsements, indemnities and other contingent obligations in respect of Indebtedness of others in excess of $1,000,000, whether or not the same are or should be reflected in the Company’s balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (c) the present value of any lease payments in excess of $1,000,000 due under leases required to be capitalized in accordance with GAAP. The Company is not in default with respect to any Indebtedness, except as set forth on Schedule 3.01(j) attached hereto. The Company has not taken any steps, and does not currently expect to take any steps, to seek protection pursuant to Title 11 of the United States Code, or other similar federal or state or other applicable bankruptcy law or law for the relief of debtors, nor does the Company have any Knowledge that its creditors intend to initiate involuntary bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings for relief under any such bankruptcy law or law for the relief of debtors. The Company is financially solvent and is generally able to pay its debts as they become due.

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(k) Title to Assets. Except as set forth in Section 3.01(k) hereto or in the Commission Documents, the Company has good, valid and marketable title to all of its real and personal property reflected in the Commission Documents, free of any Liens. All said real property leases of the Company are valid and subsisting and in full force and effect in all material respects.

(l) Actions Pending. There is no action, suit, claim, investigation or proceeding pending or, to the Knowledge of the Company, threatened against the Company or any Subsidiary which questions the validity of this Agreement or any other Transaction Document or the transactions contemplated hereby or thereby, or any action taken or to be taken pursuant hereto or thereto. There is no action, suit, claim, investigation or proceeding pending or, to the Knowledge of the Company, threatened, against or involving the Company, any Subsidiary or any of their respective properties or assets, or involving any officers or directors of the Company or any Subsidiary, including, without limitation, any securities class action lawsuit or shareholder derivative lawsuit related to the Company. Except as disclosed in the Commission Documents, no judgment, order, writ, injunction or decree or award has been issued by or, to the Knowledge of the Company, requested of any court, arbitrator or governmental agency.

(m) Compliance with Law. The business of the Company has been and is presently being conducted in accordance with all applicable federal, state and local governmental laws, rules, regulations and ordinances in all material respects. The Company has all franchises, permits, licenses, consents and other governmental or regulatory authorizations and approvals necessary for the conduct of its business as now being conducted by it except where the failure to so have it would not, singly or in the aggregate, result in a Material Adverse Effect. The Company is not in violation of any judgment, decree or order or any statute, ordinance, rule or regulation applicable to the Company, and the Company will not conduct its business in material violation of any of the foregoing.

(n) Certain Fees. No brokers, finders or financial advisory fees or commissions will be payable by the Company or any Subsidiary with respect to the transactions contemplated by this Agreement and the other Transaction Documents.

(o) Disclosure. Neither this Agreement (including the Schedules hereto) nor any other Transaction Document nor the Commission Documents or any other documents, certificates or instruments furnished to the Purchaser by or on behalf of the Company or any Subsidiary in connection with the transactions contemplated by this Agreement and the other Transaction Documents contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements made herein or therein, in the light of the circumstances under which they were made herein or therein, not misleading. The Company confirms that neither it nor, to its knowledge, any other Person acting on its behalf, has provided the Purchaser or any of its agents, advisors or counsel with any information that constitutes or could reasonably be expected to constitute material, nonpublic information concerning the Company, other than the existence of the transactions contemplated by the Transaction Documents, except pursuant to a confidentiality agreement.

(p) Operation of Business. The Company owns or controls all patents, trademarks, service marks, trade names, copyrights, licenses and authorizations of the Company as set forth in the Commission Documents or on Schedule 3.01(p) attached hereto, and all rights with respect to the foregoing, which are reasonably necessary for the conduct of its business as now conducted without, to the Company’s Knowledge, any conflict with the rights of others. The Company possesses such permits, licenses, approvals, consents and other authorizations (including licenses, accreditation and other similar documentation or approvals of any local health departments) issued by the appropriate federal, state, local or foreign regulatory agencies or bodies as are necessary to conduct the business now operated by it (collectively, “Governmental Licenses”). The Company is in compliance with the terms and conditions of all such Governmental Licenses, except as otherwise disclosed in the Commission Documents. All of the Governmental Licenses are valid and in full force and effect, except as otherwise disclosed in the Commission Documents. Except as set forth in the Commission Documents, the Company has not received any written notice of proceedings relating to the revocation or modification of any such Governmental Licenses.

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(q) Environmental Compliance. Except as disclosed in the Commission Documents or on Schedule 3.01(q) attached hereto, the Company has obtained all material approvals, authorization, certificates, consents, licenses, orders and permits or other similar authorizations of all governmental authorities, or from any other Person, that are required under any Environmental Laws. “Environmental Laws” shall mean all applicable laws relating to the protection of the environment including, without limitation, all requirements pertaining to reporting, licensing, permitting, controlling, investigating or remediating emissions, discharges, releases or threatened releases of hazardous substances, chemical substances, pollutants, contaminants or toxic substances, materials or wastes, whether solid, liquid or gaseous in nature, into the air, surface water, groundwater or land, or relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of hazardous substances, chemical substances, pollutants, contaminants or toxic substances, material or wastes, whether solid, liquid or gaseous in nature. To the Company’s Knowledge, there are no material past or present events, conditions, circumstances, incidents, actions or omissions relating to or in any way affecting the Company that violate or could reasonably be expected to violate any Environmental Law after the Effective Date or that could reasonably be expected to give rise to any material environmental liability, or otherwise form the basis of any claim, action, demand, suit, proceeding, hearing, study or investigation (i) under any Environmental Law, or (ii) based on or related to the manufacture, processing, distribution, use, treatment, storage (including, without limitation, underground storage tanks), disposal, transport or handling, or the emission, discharge, release or threatened release of any hazardous substance.

(r) Material Agreements. The Company is not a party to any written or oral contract, instrument, agreement, commitment, obligation, plan or arrangement, a copy of which would be required to be filed with the Commission as an exhibit to an annual report on Form 10-K (collectively, “Material Agreements”) which has not been disclosed to the Purchaser or filed in the Commission Documents. The Company has performed in all material respects all the obligations required to be performed by it to date under the Material Agreements, has received no notice of default by the Company thereunder and, to the Company’s Knowledge, is not in default under any Material Agreement now in effect.

(s) Transactions with Affiliates. Except as set forth in the Commission Documents or on Schedule 3.01(s) attached hereto, there are no loans, leases, agreements, contracts, royalty agreements, management contracts or arrangements or other continuing transactions exceeding $120,000 between the Company and any Person who is covered by Item 404(a) of Regulation S-K. Except as disclosed in the Commission Documents, there are no outstanding amounts payable to or receivable from, or advances by the Company to, and the Company is not otherwise a creditor of or debtor to, any beneficial owner of more than five percent (5%) of the outstanding Common Stock, or any director, employee or Affiliate of the Company, other than (i) reimbursement for reasonable expenses incurred on behalf of the Company or (ii) as part of the normal and customary terms of such person’s employment or service as a director with the Company.

(t) Securities Act. The Company has complied and will comply in all material respects with all applicable federal and state securities laws in connection with the offer, issuance and sale of the Shares hereunder. The Registration Statement, on the date it is filed with the Commission, on the date it is declared effective by the Commission (or becomes effective pursuant to Section 8 of the Securities Act), on each Draw Down Exercise Date and on each Settlement Date, shall comply in all material respects with the requirements of the Securities Act (including, without limitation, Rule 415 under the Securities Act) and shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, except that this representation and warranty shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information relating to the Purchaser furnished to the Company in writing by or on behalf of the Purchaser expressly for use therein. The Prospectus and each Prospectus Supplement required to be filed pursuant to this Agreement or the Registration Rights Agreement after the Effective Date, when taken together, on its date, on each Draw Down Exercise Date and on each Settlement Date, shall comply in all material respects with the requirements of the Securities Act (including, without limitation, Rule 424(b) under the Securities Act) and shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except that this representation and warranty shall not apply to statements in or omissions from the Prospectus or any Prospectus Supplement made in reliance upon and in conformity with information relating to the Purchaser furnished to the Company in writing by or on behalf of the Purchaser expressly for use therein. Each Commission Document (other than the Registration Statement, the Prospectus or any Prospectus Supplement) to be filed with or furnished to the Commission after the Effective Date and incorporated by reference in the Registration Statement, the Prospectus or any Prospectus Supplement required to be filed pursuant to this Agreement or the Registration Rights Agreement (including, without limitation, the Current Report), when such document is filed with or furnished to the Commission and, if applicable, when such document becomes effective, as the case may be, shall comply in all material respects with the requirements of the Securities Act or the Exchange Act, as applicable, and other federal, state and local laws, rules and regulations applicable to it, and shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company has delivered or made available to the Purchaser via EDGAR or otherwise true and complete copies of all comment letters and substantive correspondence received by the Company from the Commission relating to the Commission Documents filed with or furnished to the Commission as of the Effective Date, together with all written responses of the Company thereto in the form such responses were filed via EDGAR. There are no outstanding or unresolved comments or undertakings in such comment letters received by the Company from the Commission. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company under the Securities Act or the Exchange Act. The Company has not distributed and, prior to the completion of the distribution of the Shares, will not distribute any offering material in connection with the offering and sale of the Shares other than the Registration Statement, the related prospectus or other materials, if any, permitted by the Securities Act.

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(u) Employees. The Company does not have any collective bargaining arrangements or other agreements covering any of its employees, except as set forth in the Commission Documents or on Schedule 3.01(u) attached hereto. Except as disclosed in the Registration Statement, the Commission Documents or Schedule 3.01(u), no officer, consultant or key employee of the Company has terminated or, to the Knowledge of the Company, has any present intention of terminating his or her employment or engagement with the Company.

(v) Use of Proceeds. The proceeds from the sale of the Shares will be used by the Company for general corporate purposes and other working capital needs of the Company.

(w) Investment Company Act Status. The Company is not, and as a result of the consummation of the transactions contemplated by the Transaction Documents and the application of the proceeds from the sale of the Shares as set forth in the Prospectus and the Prospectus Supplement shall not be required to be registered as, an “investment company” or a company “controlled” by an “investment company,” within the meaning of the Investment Company Act of 1940, as amended.

(x) ERISA. No liability has been incurred with respect to any Plan by the Company. No “prohibited transaction” (as defined in Section 406 of ERISA or Section 4975 of the Code) or “accumulated funding deficiency” (as defined in Section 302 of ERISA) or any of the events set forth in Section 4043(b) of ERISA has occurred with respect to any Plan, and the execution and delivery of this Agreement and the issuance and sale of the securities hereunder shall not result in any of the foregoing events. Each Plan is in compliance in all material respects with applicable law, including ERISA and the Code; the Company has not incurred and does not expect to incur liability under Title IV of ERISA with respect to the termination of, or withdrawal from, any Plan; and each Plan for which the Company would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or failure to act, which would cause the loss of such qualifications. As used in this Section 3.01(x), the term “Plan” shall mean an “employee pension benefit plan” (as defined in Section 3 of ERISA) which is or has been established or maintained, or to which contributions are or have been made, by the Company or any Subsidiary or by any trade or business, whether or not incorporated, which, together with the Company or any Subsidiary, is under common control, as described in Section 414(b) or (c) of the Code.

(y) Taxes. The Company (i) has filed all necessary federal, state and foreign income and franchise tax returns or has duly requested extensions thereof, (ii) has paid all federal, state, local and foreign taxes due and payable for which it is liable, except to the extent that any such taxes are being contested in good faith and by appropriate proceedings, and (iii) does not have any tax deficiency or claims outstanding or assessed or, to the Company’s Knowledge, proposed against it. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim. The Company is not operated in such a manner as to qualify as a “passive foreign investment company” as defined in Section 1297 of the Code.

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(z) Insurance. The Company is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company is engaged. The Company has not been refused any insurance coverage sought or applied for, and the Company has no reason to believe that it will be unable to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business.

(aa) U.S. Real Property Holding Corporation. The Company is not, nor has it ever been, and so long as any of the securities are held by the Purchaser, shall not become a U.S. real property holding corporation within the meaning of Section 897 of the Code.

(bb) Exemption from Registration; Valid Issuances. Subject to, and in reliance on, the representations, warranties and covenants made herein by the Purchaser, the offer and sale of the Shares in accordance with the terms and conditions of this Agreement is exempt from the registration requirements of the Securities Act pursuant to Section 4(a)(2) and Rule 506 of Regulation D; provided, however, that at the request of and with the express agreement of the Purchaser, the Shares will be delivered to the Purchaser via book entry through the Depository Trust Company and will not bear legends noting restrictions as to resale of such securities under federal or state securities laws, nor will any such securities be subject to stop transfer instructions. Neither the offer and sale of the Shares pursuant to, nor the Company’s performance of its obligations under, the Transaction Documents to which it is a party shall (i) result in the creation or imposition of any Liens upon the Shares, or (ii) entitle the holders of any outstanding shares of capital stock of the Company to preemptive or other rights to subscribe to or acquire Common Stock or other securities of the Company.

(cc) No General Solicitation or Advertising. Neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Shares.

(dd) No Integrated Offering. None of the Company or any of its Affiliates, nor any Person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the issuance of any of the Shares under the Securities Act, whether through integration with prior offerings or otherwise, or cause this offering of the Shares to require approval of shareholders of the Company under any applicable shareholder approval provisions, including, without limitation, under the rules and regulations of the Principal Market. None of the Company, nor its Affiliates, nor any Person acting on their behalf will take any action or steps referred to in the preceding sentence that would require registration of the issuance of any of the securities under the Securities Act or cause the offering of any of the Shares to be integrated with other offerings.

(ee) Manipulation of Price. Neither the Company nor any of its officers, directors or Affiliates has, and, to the Knowledge of the Company, no Person acting on their behalf has, (i) taken, directly or indirectly, any action designed or intended to cause or to result in the stabilization or manipulation of the price of any security of the Company, or which caused or resulted in, or which would in the future reasonably be expected to cause or result in, the stabilization or manipulation of the price of any security of the Company, in each case to facilitate the sale or resale of any of the Shares, or (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Shares. Neither the Company nor any of its officers, directors or Affiliates will, during the term of this Agreement, and, to the Knowledge of the Company, no Person acting on their behalf will, during the term of this Agreement, take any of the actions referred to in the immediately preceding sentence.

(ff) Foreign Corrupt Practices Act. None of the Company, any Subsidiary or, to the Knowledge of the Company, any director, officer, agent, employee, Affiliate or other Person acting on behalf of the Company, is aware of or has taken any action, directly or indirectly, that would result in a violation by such Persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (collectively, the “FCPA”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA. The Company has conducted its business in compliance with the FCPA.

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(gg) Money Laundering Laws. The operations of the Company is and has been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and, to the Knowledge of the Company, no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company with respect to the Money Laundering Laws is pending or threatened.

(hh) OFAC. None of the Company or, to the Knowledge of the Company, any director, officer, agent, employee, Affiliate or Person acting on behalf of the Company is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other Person, for the purpose of financing the activities of any Person currently subject to any U.S. sanctions administered by OFAC.

(ii) Acknowledgment Regarding Purchaser’s Purchase of Shares. The Company acknowledges and agrees that the Purchaser is acting solely in the capacity of an arm’s length purchaser with respect to this Agreement and the other Transaction Documents and the transactions contemplated hereunder and thereunder. The Company further acknowledges that the Purchaser is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the other Transaction Documents and the transactions contemplated hereunder and thereunder, and any advice given by the Purchaser or any of its representatives or agents in connection with this Agreement and the other Transaction Documents and the transactions contemplated hereunder and thereunder is merely incidental to the Purchaser’s purchase of the Shares.

Section 3.02 Representatives and Warranties of the Purchaser. The Purchaser hereby makes the following representations and warranties to the Company as of the Effective Date and as of the date of each Draw Down Notice and as of each Settlement Date:

(a) Organization and Standing of the Purchaser. The Purchaser is a limited liability company duly formed, validly existing and in good standing in the state of Delaware.

(b) Authorization and Power. Purchaser has the requisite company power and authority to enter into and perform this Agreement and the other Transaction Documents to which it is a party and to purchase the Shares and the Warrant in accordance with the terms hereof. The execution, delivery and performance of this Agreement and the other Transaction Documents to which it is a party by Purchaser and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary company action, and no further consent or authorization of any other Person is required. This Agreement and each other Transaction Document to which the Purchaser is a party has been duly executed and delivered by each of the Purchaser. This Agreement and each other Transaction Document to which the Purchaser is a party constitutes, or shall constitute when executed and delivered, a valid and binding obligation of the Purchaser, enforceable against the Purchaser, respectively, in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership, or similar laws relating to, or affecting generally the enforcement of, creditor’s rights and remedies or by other equitable principles of general application.

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(c) No Conflicts. The execution, delivery and performance of this Agreement and each other Transaction Document to which the Purchaser is a party, and the consummation by the Purchaser of the transactions contemplated hereby and thereby or relating hereto or thereto, do not and will not (i) result in a violation of such Purchaser’s charter documents, including its certificate of formation and its operating agreement, or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, mortgage, deed of trust, indenture, note, bond, license, lease agreement, instrument or obligation to which the Purchaser is a party, (iii) create or impose a lien, charge or encumbrance on any property of the Purchaser under any agreement or any commitment to which the Purchaser is party or by which the Purchaser is bound or by which any of their respective properties or assets are bound, or (iv) result in a violation of any law, rule, or regulation, or any order, judgment or decree of any court or governmental agency applicable to the Purchaser or any of their respective properties, except for such conflicts, defaults and violations as would not, individually or in the aggregate, prohibit or otherwise interfere with the ability of the Purchaser to enter into and perform its obligations under this Agreement or any other Transaction Document to which the Purchaser is a party in any material respect. Purchaser is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or any other Transaction Document to which the Purchaser is a party or to purchase the Shares in accordance with the terms hereof; provided, however, that for purposes of the representation made in this sentence, the Purchaser is assuming and relying upon the accuracy of the representations, warranties and agreements of the Company herein.

(d) Accredited Investor. Purchaser is an “accredited investor” as defined in Rule 501(a)(3) of Regulation D promulgated under the Securities Act.

(e) Financial Risks. Purchaser acknowledges that it is able to bear the financial risks associated with an investment in the Securities. Purchaser is capable of evaluating the risks and merits of an investment in the Securities by virtue of its experience as an investor and its knowledge, experience, and sophistication in financial and business matters, and the Purchaser is capable of bearing the entire loss of its investment in the Securities.

(f) No Legal, Investment or Tax Advice from the Company. The Purchaser acknowledges that it has had the opportunity to review this Agreement and the transactions contemplated by this Agreement with its own legal counsel and investment and tax advisors. The Purchaser is relying solely on such counsel and advisors and not on any statements or representations of the Company or any of the Company’s representatives or agents for legal, tax, investment or other advice with respect to the Purchaser’s acquisition of Securities hereunder, the transactions contemplated by this Agreement or the laws of any jurisdiction, and the Purchaser acknowledges that the Purchaser may lose all or a part of its investment.

(g) Investment Purpose. The Purchaser is acquiring the Securities for its own account, for investment purposes and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered under or exempt from the registration requirements of the Securities Act; provided, however, that by making the representations herein, the Purchaser does not agree, or make any representation or warranty, to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the securities at any time in accordance with, or pursuant to, a registration statement filed pursuant to this Agreement or an applicable exemption under the Securities Act. The Purchaser does not presently have any agreement or understanding, directly or indirectly, with any Person to sell or distribute any of the Securities. The Purchaser acknowledges that it will be disclosed as an “underwriter” and a “selling stockholder” in each Registration Statement and in the prospectus to be contained therein.

(h) Information. The Purchaser and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by the Purchaser. The Purchaser and its advisors, if any, have been afforded the opportunity to ask questions of the Company. The Purchaser has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities. The Purchaser understands that it (and not the Company) shall be solely responsible for its own tax liabilities that may arise as a result of this investment or the transactions contemplated by this Agreement and the other Transaction Documents to which the Purchaser is a party.

(i) No-Broker Dealer. Purchaser represents, warrants and agrees that it is buying the Securities for investment purposes and not for distribution. It is not registered as a broker-dealer with the Commission and is not required to be registered as a broker-dealer by virtue of the trader exception to the definition of dealer under the Exchange Act.

(j) Not an Affiliate. The Purchaser is not an Affiliate of the Company.

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(k) Trading Activities. The Purchaser’s trading activities with respect to the Shares and Warrant Shares shall be in compliance with all applicable federal and state securities laws, rules and regulations and the rules and regulations of the Principal Market. Neither the Purchaser nor its Affiliates has any open short position in the Shares, nor has the Purchaser entered into any hedging transaction that establishes a net short position with respect to the Shares, and the Purchaser agrees that it shall not, and that it will cause its Affiliates not to, engage in any short sales or hedging transactions with respect to the Common Stock; provided that the Company acknowledges and agrees that upon receipt of an Draw Down Notice the Purchaser has the right to sell (a) the Shares to be issued to the Purchaser pursuant to the Draw Down Notice prior to receiving such Shares, or (b) other Shares issued or sold by the Company to Purchaser pursuant to this Agreement.

(l) General Solicitation. Neither the Purchaser, nor any of its Affiliates, nor any person acting on its or their behalf, has engaged or will engage in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with any offer or sale of the Common Stock by the Purchaser.

ARTICLE IV

COVENANTS

The Company covenants with the Purchaser, and the Purchaser covenants with the Company, as follows, which covenants of one party are for the benefit of the other party, during the Investment Period.

Section 4.01 Securities Compliance. The Company shall notify the Commission and the Principal Market, if applicable, in accordance with their rules and regulations, of the transactions contemplated by this Agreement and each other Transaction Document, and shall take all other necessary action and proceedings as may be required and permitted by applicable law, rule and regulation, for the legal and valid issuance of the Shares to the Purchaser. The Company shall take such action, if any, as is reasonably necessary in order to obtain an exemption for or to qualify any subsequent resale of the Shares by the Purchaser, in each case, under applicable securities or “Blue Sky” laws of the states of the United States of America in such states as is reasonably requested by the Purchaser from time to time, and shall provide evidence of any such action so taken to the Purchaser.

Section 4.02 Registration and Listing. The Company will take all action necessary to cause the Shares to be registered under Sections 12(b) or 12(g) of the Exchange Act, will comply in all material respects with its reporting and filing obligations under the Exchange Act and take all action necessary to maintain compliance with such reporting and filing obligations, and will not take any action or file any document (whether or not permitted by the Securities Act) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under the Exchange Act or Securities Act, except as permitted herein. The Company will take all action necessary to effect the listing or trading of its Common Stock and the listing of the Shares purchased by Purchaser hereunder on the Principal Market or any relevant market or system, if applicable, and will comply in all respects with the Company’s reporting, filing and other obligations under the rules of the Principal Market or any relevant market or system.

Section 4.03 Registration Rights Agreement. The Company and the Purchaser shall enter into the Registration Rights Agreement with respect to the Shares, in the form of Exhibit A attached hereto.

Section 4.04 Compliance with Laws.

(a) The Company shall comply with all applicable laws, rules, regulations and orders applicable to the business and operations of the Company and with all applicable provisions of the Securities Act and the Exchange Act and the rules and regulations of the Principal Market (including, without limitation, Rule 415(a)(4) under the Securities Act).

(b) The Purchaser shall comply in all material respects with all applicable laws, rules, regulations and orders in connection with this Agreement and each other Transaction Document and the transactions contemplated hereby and thereby. Without limiting the foregoing, the Purchaser shall comply with the requirements of the Securities Act and the Exchange Act including, without limitation, Rule 415(a)(4) under the Securities Act and Rule 10b-5 and Regulation M under the Exchange Act, where applicable.

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Section 4.05 Keeping of Records and Books of Account. The Company shall keep and cause each Subsidiary to keep adequate records and books of account, in which complete entries will be made in accordance with GAAP consistently applied, reflecting all financial transactions of the Company, and in which, for each fiscal year, all proper reserves for depreciation, depletion, obsolescence, amortization, taxes, bad debts and other purposes in connection with its business shall be made.

Section 4.06 Limitations on Holdings and Issuances. Notwithstanding anything in this Agreement, at no time while the Company is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act may the Company issue, and at no time shall the Purchaser be obligated to purchase, any Shares which would result in the Purchaser beneficially owning, directly or indirectly, at the time of such proposed issuance, more than 4.99% of the number of Common Stock issued and outstanding as of the date of such proposed issuance; provided, however, that upon the Purchaser providing the Company with sixty-one (61) days’ notice (pursuant to Section 9.04 hereof) (the “Waiver Notice”) that the Purchaser has elected to waive this Section 4.06 with regard to any or all Shares issuable pursuant to this Agreement, this Section 4.06 will be of no force or effect with regard to all or a portion of the Shares referenced in the Waiver Notice until the date that the Purchaser notifies the Company (pursuant to Section 9.04 hereof) that the Purchaser revokes the Waiver Notice; provided, further, that during the sixty-one (61) day period prior to the expiration of the Investment Period, the Purchaser may waive this Section 4.06 by providing a Waiver Notice at any time during such sixty-one (61) day period.

Section 4.07 Registration Statement. Prior to the eighteen (18) month anniversary of the Effective Date, but as promptly as reasonably practicable after the Company shall be quoted on the OTC QB, the Company shall use its reasonable best efforts to cause the Registration Statement to be filed and declared effective pursuant to the Registration Rights Agreement. Such Registration Statement shall register with the Commission the Shares to be issued under the Draw Downs and the Warrant Shares. The Purchaser shall not be obligated to accept a Draw Down request from the Company unless the Registration Statement is then effective and the Prospectus included in the Registration Statement is then current and in compliance with all applicable rules of the Commission and the Principal Market.

Section 4.08 Other Agreements and Other Financings. The Company shall not enter into any agreement in which the terms of such agreement would restrict or impair the right to perform of the Company or any Subsidiary under this Agreement or any other Transaction Document.

(a) The Company shall not enter into any agreement, the principal purpose of which is to secure an “equity-line” similar to the financing provided for under this Agreement during the Investment Period, unless this Agreement shall have been terminated.

(b) The Company shall provide prompt notice to the Purchaser of any Alternate Transaction. For all purposes of this Agreement, an “Alternate Transaction” shall mean (w) the issuance of Common Stock for a purchase price less than, or the issuance of securities convertible into or exchangeable for Common Stock at an exercise or conversion price (as the case may be) less than, the then-current market price of the Common Stock, respectively (including, without limitation, pursuant to any “equity line” or other financing that is substantially similar to the financing provided for under this Agreement, or pursuant to any other transaction in which the purchase, conversion or exchange price for such Common Stock is determined using a floating discount or other post-issuance adjustable discount to the then-current market price), in each case, after all fees, discounts, warrant value and commissions associated with the transaction; (x) an “at- the-market” offering of Common Stock or securities convertible into or exchangeable for Common Stock pursuant to Rule 415(a)(4) under the Securities Act; (y) the implementation by the Company of any mechanism in respect of any securities convertible into or exchangeable for Common Stock for the rest of the purchase price of the Common Stock to below the then-current market price of the Common Stock, respectively (including, without limitation, any anti-dilution or similar adjustment provisions in respect of any Company securities, but specifically excluding customary anti-dilution adjustments for stock splits, dividends, combinations, recapitalizations, reclassifications and similar events); or (z) the issuance of options, warrants or similar rights of subscription or the issuance of convertible equity or debt securities, other than options issued pursuant to an employee compensation arrangement.

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Section 4.09 Stop Orders. During the Investment Period, the Company shall use its reasonable best efforts to maintain the continuous effectiveness of the Registration Statement under the Securities Act. The Company will advise the Purchaser promptly and, if requested by the Purchaser, will confirm such advice in writing: (i) of the Company’s receipt of notice of any request by the Commission for amendment of or a supplement to the Registration Statement, any related prospectus or for additional information; (ii) of the Company’s receipt of notice of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of the suspension of qualification of the Shares for offering or sale in any jurisdiction or the initiation of any proceeding for such purpose; and (iii) of the Company becoming aware of the happening of any event, which makes any statement of a material fact made in the Registration Statement (as then amended or supplemented) untrue or which requires the making of any additions to or changes in the Registration Statement (as then amended or supplemented) in order to state a material fact required by the Securities Act to be stated therein or necessary in order to make the statements therein not misleading. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, the Company will make commercially reasonable efforts to obtain the withdrawal of such order at the earliest possible time.

 Section 4.10 Selling Restrictions; Volume Limitations.

(a) The Purchaser covenants that during the Investment Period neither the Purchaser nor any of its Affiliates nor any entity managed by the Purchaser will, directly or indirectly, sell any securities of the Company except the Common Stock that it owns or has the right to purchase pursuant to the provisions of a Draw Down Notice. During the Investment Period, neither the Purchaser nor any of its Affiliates nor any entity managed by the Purchaser will enter into a short position with respect to Common Stock of the Company, including in any account of the Purchaser or in any account directly or indirectly managed by the Purchaser or any Affiliate of the Purchaser or any entity managed by the Purchaser. During the Investment Period, the Purchaser shall not grant any option to purchase or acquire any right to dispose or otherwise dispose for value of any Common Stock, or any securities convertible into, or exchangeable for, or warrants to purchase, any Common Stock, respectively, or enter into any swap, hedge or other agreement that transfers, in whole or in part, the economic risk of ownership of the Common Stock, except for such sales permitted by the preceding two sentences. In addition, on a daily Trading Day basis, the Purchaser agrees to restrict the volume of sales of Shares by the Purchaser, its Affiliates and any entity managed by the Purchaser to no more than 1/30th of the Shares purchased pursuant to any Draw Down Notice.

(b) In addition to the foregoing, in connection with any sale of the Company’s securities, the Purchaser shall comply in all material respects with all applicable laws, rules, regulations and orders, including, without limitation, the requirements of the Securities Act and the Exchange Act, including, without limitation, Rule 415(a)(4) under the Securities Act, Regulation M and Rule 10b-5 under the Exchange Act, where applicable.

Section 4.11 Non-Public Information. Neither the Company, nor any of its directors, officers or agents shall disclose any material non-public information about the Company to the Purchaser.

Section 4.12 Commitment Fee; Warrant.

(a)    The Company shall tender to Purchaser, as a commitment fee, an amount equal, in the aggregate, to 2.0% of the Aggregate Limit (the “Commitment Fee”), deliverable as set forth below. At each Settlement Date, the Company will pay the portion of the Commitment Fee set forth below, which may be paid either in cash from the proceeds of a Draw Down or in freely tradeable Common Stock of the Company valued at the Daily Closing Price on the Settlement Date, at the option of the Company. The amount of the Commitment Fee due in each such installment on a Settlement Date shall be the product obtained by multiplying (i) the total amount of the Commitment Fee by (ii) the quotient derived by dividing (x) the proceeds received by the Company on such Settlement Date by (y) the Aggregate Limit. To the extent that any amount of the Commitment Fee remains unpaid to Purchaser following the date that is the one-year anniversary of the First Trading Day, the remaining amount shall become immediately due. For the avoidance of doubt, following one-year anniversary of the First Trading Day, the Commitment Fee shall be vested and payable as described above by the Company irrespective of whether any Draw Down Notices have been delivered by the Company in accordance herewith.

(b)    Within three business days after the Public Listing Date, the Company shall make and execute the Warrant, a copy of which is attached hereto as Exhibit B (the “Warrant”) granting Purchaser the right to purchase Warrant Shares and having an expiration date that is the third anniversary of the First Trading Day. Pursuant to the Warrant, the Purchaser shall have the right to purchase, upon the terms set forth more fully therein, up to the number of Common Stock that is equal to 2% of the total number of Common Stock outstanding as of the Public Listing Date, calculated on a fully diluted basis, at a strike price per share equal to the Daily Closing Price for such Common Stock on the Public Listing Date. On the first anniversary following the Public Listing Date (the “Adjustment Date”), if all or any portion of the Warrants remain unexercised and the average Daily Closing Price of the Common Stock for the ten (10) Trading Days following the Adjustment Date (the “Current Trading Price”) is less than 90% of the then-current exercise price of the Warrants, the exercise price of such remaining Warrants shall adjust to 110% of the Current Trading Price.

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(c)    Notwithstanding anything to the contrary stated herein, if the Parties agree that the issuance of any securities hereunder could result in the Warrant Shares or any Shares issued to the Purchaser pursuant to a Draw Down hereunder not being freely transferable under applicable securities Laws or otherwise adversely effects the Purchaser’s ability to sell the Warrant Shares or such Shares issued pursuant to a Draw Down, then the Parties shall use their reasonable best efforts to structure a mutually agreeable alternative means of compensating the Purchaser, which the parties hereto acknowledge shall represent an economically equivalent value as the foregoing Securities.

Section 4.13 Private Transaction Fee. In the event that the Company does not complete a public offering or Reverse Merger Transaction, for any reason, but instead completes a transaction, including but not limited to a merger, acquisition, sale, share exchange, or any other private business combination which results in or would result in a Rule 13e–3 Transaction (as defined in Rule 13e-3 of the Exchange Act) within 24 months of the Effective Date (a “Private Transaction”), then the Company shall pay Purchaser, at the closing of such Private Transaction, 1% of the total consideration received by the Company, its shareholders and management in such Private Transaction, in lieu of the Warrant.

Section 4.14 DWAC Eligibility. The Company shall use its reasonable best efforts to cause the Shares and its transfer agent to be, at the time of each Draw Down, eligible to participate in the DWAC system (“DWAC Eligible”).

Section 4.15 Reservation of Shares. The Company will have available, and shall reserve and keep available at all times, free of preemptive and other similar rights of shareholders, the requisite aggregate number of authorized but unissued Common Stock to enable the Company to timely effect the issuance, sale and delivery in full to the Purchaser of all the Shares to be issued and delivered under this Agreement, in any case prior to the issuance to the Purchaser of such Common Stock. The number of Common Stock so reserved from time to time, as theretofore increased or reduced as hereinafter provided, may be reduced by the number of Shares actually delivered pursuant to this Agreement.

Section 4.16 Amendments to the Registration Statement; Prospectus Supplements. Except as provided in this Agreement and other than periodic or current reports required to be filed pursuant to the Exchange Act, the Company shall not file with the Commission any amendment to the Registration Statement that relates to the Purchaser, the Transaction Documents or the transactions contemplated thereby, or file with the Commission any Prospectus Supplement that relates to the Purchaser, the Transaction Documents or the transactions contemplated thereby with respect to which (a) the Purchaser shall not previously have been advised, (b) the Company shall not have given due consideration to any comments thereon received from the Purchaser or its counsel, or (c) the Purchaser shall reasonably object after being so advised, unless it is necessary to amend the Registration Statement or make any supplement to the Prospectus to comply with the Securities Act or any other applicable law or regulation, in which case the Company shall promptly so inform the Purchaser, the Purchaser shall be provided with a reasonable opportunity to review and comment upon any disclosure relating to the Purchaser and the Company shall expeditiously furnish to the Purchaser an electronic copy thereof. In addition, for so long as, in the reasonable opinion of counsel for the Purchaser, the Prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Securities Act) is required to be delivered in connection with any sales of registrable securities by the Purchaser, the Company shall not file any Prospectus Supplement without delivering or making available a copy of such Prospectus Supplement to the Purchaser promptly. Upon receipt of an amendment to the Registration Statement or Prospectus Supplement from the Company or its counsel, the Purchaser shall promptly review such document and provide comments to the Company or its counsel regarding such document, if any, within no fewer than three (3) Trading Days of its receipt of such amendment(s).

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ARTICLE V
CLOSING CERTIFICATE; CONDITIONS TO THE SALE AND PURCHASE OF THE SHARES

Section 5.01 Closing Certificate. In connection with the execution and delivery of this Agreement, the Purchaser shall receive a certificate from the Company, dated the Effective Date, in the form of Exhibit C hereto.

Section 5.02 Conditions Precedent to the Obligation of the Company to Sell the Shares. The right hereunder of the Company to issue and sell the Shares to the Purchaser under any Draw Down Notice is subject to the satisfaction or waiver of each of the conditions set forth below. These conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion.

(a) Accuracy of the Purchaser’s Representations and Warranties. Except for representations and warranties that are expressly made as of a particular date, the representations and warranties of the Purchaser in this Agreement and each other Transaction Document shall be true and correct in all material respects as of the date when made and as of each Draw Down Exercise Date and each Settlement Date as though made at that time.

(b) Registration Statement. The Company shall have the necessary number of authorized shares of Common Stock available to be registered pursuant to the Registration Rights Agreement. The Company shall take all reasonable steps to have the Registration Statement declared effective by the Commission. The Registration Statement for the Shares covered in the Draw Down shall have been declared effective by the Commission. There shall be no stop order suspending effectiveness of the Registration Statement.

(c) Performance by the Purchaser. The Purchaser shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement and each other Transaction Document to be performed, satisfied or complied with by the Purchaser at or prior to each Draw Down Exercise Date and each Settlement Date, as applicable.

(d) No Injunction. No statute, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement and the other Transaction Documents.

(e) No Suspension, Etc. Trading in the Shares shall not have been suspended by the Commission or Principal Market, and, at any time prior to each Draw Down Exercise Date and applicable Settlement Date, none of the events described in clauses (i), (ii) and (iii) of Section 4.09 hereof shall have occurred, trading in securities generally as reported on the Principal Market shall not have been suspended or limited, nor shall a banking moratorium have been declared either by U.S. federal or state authorities, nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity or crisis of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in the reasonable judgment of the Company, makes it impracticable or inadvisable to issue the Shares.

(f) No Proceedings or Litigation. No action, suit or proceeding before any arbitrator or any governmental authority shall have been commenced, and no investigation by any governmental authority shall have been threatened, against the Company or any of the officers, directors or Affiliates of the Company seeking to restrain, prevent or change the transactions contemplated by this Agreement and the other Transaction Documents, or seeking damages in connection with such transactions.

Section 5.03 Conditions Precedent to the Obligation of the Purchaser to Accept a Draw Down and Purchase the Shares. The obligation hereunder of the Purchaser to accept a Draw Down and to acquire and pay for the Shares is subject to the satisfaction or waiver, at or before each Draw Down Exercise Date and each Settlement Date of each of the conditions set forth below. The conditions are for the Purchaser’s sole benefit and may be waived by the Purchaser at any time in its sole discretion.

(a) Accuracy of the Company’s Representations and Warranties. Except for representations and warranties that are expressly made as of a particular date, each of the representations and warranties of the Company shall be true and correct in all material respects as of the date when made and as of each Draw Down Exercise Date and as of each Settlement Date, as though made at that time.

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(b) Registration Statement. The listing or trading of the Common Stock on a Principal Market shall be effected and the Company shall have the necessary amount of the Shares registered pursuant to the Registration Statement. The Registration Statement shall be effective, and no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto shall have been issued under the Securities Act, no order preventing or suspending the use of the Prospectus contained in the Registration Statement shall have been issued, and no proceedings for any of those purposes shall have been instituted or be pending or, to the Company’s Knowledge, contemplated.

(c) No Suspension. Trading in the Shares shall not have been suspended by the Commission or Principal Market, and, at any time prior to such Draw Down Exercise Date, trading in securities generally as reported on the Principal Market shall not have been suspended or limited, nor shall a banking moratorium have been declared either by U.S. federal or state authorities, nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity or crisis of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in the reasonable judgment of the Purchaser, makes it impracticable or inadvisable to issue the Shares.

(d) Performance by the Company. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement and each other Transaction Document to be performed, satisfied or complied with by the Company at or prior to each Draw Down Exercise Date and each Settlement Date and shall have delivered the Compliance Certificate substantially in the form attached hereto as Exhibit D. Without limiting the foregoing, the Company shall have paid the applicable portion of the Commitment Fee when due pursuant to Section 4.12(a).

(e) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement and the other Transaction Documents.

(f) No Proceedings or Litigation. No action, suit or proceeding before any arbitrator or any governmental authority shall have been commenced, and no investigation by any governmental authority shall have been threatened, against the Company or any subsidiary, or any of the officers, directors or Affiliates of the Company or any subsidiary seeking to restrain, prevent or change the transactions contemplated by this Agreement and the other Transaction Documents, or seeking damages in connection with such transactions.

(g) Aggregate Limit. The issuance and sale of the Shares issuable pursuant to such Draw Down Notice will not violate Section 6.02 hereof.

(h) Shares Authorized. The Shares issuable pursuant to such Draw Down Notice will have been duly authorized by all necessary corporate action of the Company.

(i) Information. Prior to each Settlement Date and from time to time as reasonably requested by the Purchaser upon reasonable notice, the Company shall make available for inspection and review by the Purchaser, its advisors and representatives, and any underwriter participating in any disposition of the Shares on behalf of the Purchaser pursuant to the Registration Statement, during normal business hours of the Company, any amendment, prospectus or prospectus supplement thereto, or any “Blue Sky,” Financial Industry Regulatory Authority (FINRA) or other filing, all financial and other records, all documents and filings with the Commission, and all other corporate documents and properties of the Company as may be reasonably necessary for the purpose of such review. In addition, the Company shall cause its officers, directors and employees to supply all such information reasonably requested by the Purchaser or any such representative, advisor or underwriter and to respond to all questions and other inquiries reasonably made or submitted by any such individuals or entities. Notwithstanding the foregoing, the Company shall not be required to provide any trade secret or similar information, any information covered by attorney-client privilege or classified as attorney work product, or, while it is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, any material, non-public information.

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(j) Opinion of Counsel. Subsequent to the effective date of the Registration Statement and prior to the first Draw Down under this Agreement, the Purchaser shall have received an opinion of counsel to the Company in a form reasonably acceptable to the Purchaser’s counsel.

ARTICLE VI
DRAW DOWN TERMS

Section 6.01 Draw Down Terms. Subject to the satisfaction of the conditions set forth in this Agreement, and subject to Section 6.02 below, the Parties agree (unless otherwise mutually agreed upon by the Parties in writing) as follows:

(a) The Company may, in its sole discretion, issue a Draw Down Notice (as defined in Section 6.01(h) hereof) for a specified Draw Down Amount Requested. Subject to Section 6.01(g) and Section 6.01(j) below, the Purchaser shall pay a per-Share amount equal to 90% of the average Daily Closing Price during the Draw Down Pricing Period (the “Purchase Price”). Subject to Section 4.06 hereof, the Draw Down Amount Requested shall not exceed four hundred percent (400%) (the “Draw Down Limit”) of the average daily trading volume for the 30 Trading Days immediately preceding the Draw Down Exercise Date.

In furtherance and without limiting the generality of the foregoing, the parties acknowledge and agree that in the first month following a Public Listing Date that occurs by way of the consummation of a Reverse Merger Transaction, the Company may, in its sole discretion, issue a Draw Down Notice for a Draw Down Amount Requested equal to an amount of up to five million US dollars ($5,000,000) of the Aggregate Limit, which for clarity will be on all of the terms and subject to all of the conditions set forth herein, including this Section 6.01 (including for the avoidance of doubt the Draw Down Limit).

(b) Prior to commencement of the Draw Down Pricing Period, the Company shall deliver the Shares to be purchased in such Draw Down to the Purchaser. If Shares delivered to the Purchaser prior to commencement of the Draw Down Pricing Period are delivered in certificated form and not DWAC Eligible, then the Draw Down Pricing Period shall not begin until the Shares are cleared by an appointed clearing agent.

(c) Only one Draw Down shall be allowed in each Draw Down Pricing Period.

(d) Each Draw Down shall be settled on the first Trading Day after the end of each Draw Down Pricing Period (the “Settlement Date”).

(e) At the end of each Draw Down Pricing Period, the Purchaser’s total Draw Down commitment under this Agreement shall be reduced by the total Draw Down Amount for such Draw Down Pricing Period.

(f) Each Draw Down will automatically expire immediately after the last Trading Day of each Draw Down Pricing Period.

(g) Each Draw Down Notice shall set forth the Threshold Price set by the Company for such Draw Down. If the Daily Closing Price on a given Trading Day in the Draw Down Pricing Period, multiplied by 9/10, is less than the Threshold Price, then the total Draw Down Amount Requested will be reduced by 1/30th, no Shares will be purchased or sold with respect to such Trading Day, and the Daily Closing Price on such Trading Day shall be excluded from the calculation of the Purchase Price, unless otherwise agreed by the Parties. The lowest price at which the Company may set the Threshold Price is .01 unless otherwise agreed upon by the Parties, which shall not be adjusted for any reorganization, recapitalization, non-cash dividend, share split, issuance or other similar transaction.

(h) As a condition to the exercise of any Draw Down, the Company must (i) provide a notice to the Purchaser of the Company’s exercise of any Draw Down via email before commencement of trading on the first Trading Day of the Draw Down Pricing Period covered by such notice (the “Draw Down Notice”), substantially in the form attached hereto as Exhibit E, and (ii) pursuant to Section 6.01(b), deliver the Shares to the Purchaser or its designees via DWAC, if the Company is approved for DWAC in an amount equal to the Draw Down Amount Requested (which amount shall be adjusted in the event that the amount accepted by the Purchaser pursuant to Section 6.01(a) hereof is different than the Draw Down Amount Requested). The date the Company delivers the Draw Down Notice and the Shares in accordance with this Section 6.01(h) shall be a “Draw Down Exercise Date.” The Draw Down Notice shall specify the Draw Down Amount Requested, set the Threshold Price for such Draw Down and designate the first Trading Day of the Draw Down Pricing Period that the Company wishes to grant to the Purchaser during the Draw Down Pricing Period.

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(i) On each Settlement Date, the Purchaser shall (i) provide the Company a closing notice in the form of Exhibit F attached hereto; (ii) make payment for the Shares acquired pursuant to this Agreement to the Company’s designated account by wire transfer of immediately available funds, provided that the Shares were received by the Purchaser in accordance with Section 6.01(b) hereof; and (iii) return to the Company any Shares delivered to the Purchaser in connection with the applicable Draw Down Notice pursuant to Section 6.01(b) that have not been purchased by Purchaser pursuant to the terms hereof, it being understood that Purchaser shall have the ability to sell any purchased Shares at any time following their deposit pursuant to Section 6.01(b).

Section 6.02 Aggregate Limit. Notwithstanding anything to the contrary herein, in no event may the Company issue a Draw Down Notice to the extent that the sale of Shares pursuant thereto and pursuant to all prior Draw Down Notices issued pursuant to Section 6.01 would cause the Company to sell or the Purchaser to purchase an aggregate number of Shares exceeding the Aggregate Limit. If the Company issues a Draw Down Notice that otherwise would permit the Purchaser to purchase a number of Shares which would cause the aggregate purchases by Purchaser hereunder to exceed the Aggregate Limit, such Draw Down Notice shall be void ab initio to the extent by which number of Shares issuable pursuant to such Draw Down Notice, together with the number of Shares purchased by the Purchaser pursuant hereto, would exceed the Aggregate Limit.

ARTICLE VII
TERMINATION

Section 7.01 Term, Termination by Mutual Consent. Unless earlier terminated as provided hereunder, this Agreement shall terminate automatically on the earliest of (i) thirty-six (36) consecutive months from the Public Listing Date (the “Investment Period”); (ii) four (4) years from the Effective Date (as may be extended for the duration of the Investment Period if the Public Listing Date falls within such four (4) year period), and (iii) the date the Purchaser shall have purchased the Aggregate Limit. This Agreement may be terminated at any time by mutual written consent of the Parties, effective as of the date of such mutual written consent unless otherwise provided in such written consent; provided, however, that this Agreement shall not terminate until the Company has delivered to the Purchaser the number of Shares required to be delivered hereunder in accordance with the terms hereof.

Section 7.02 Effect of Termination. In the event of termination by the Company or the Purchaser, the transactions contemplated by this Agreement shall be terminated without further action by either party. If this Agreement is terminated as provided in Section 7.01 herein, this Agreement shall become void and of no further force and effect, except as provided in Section 9.09 hereof.

ARTICLE VIII
INDEMNIFICATION

Section 8.01 General Indemnity.

(a) Indemnification by the Company. The Company will indemnify and hold harmless the Purchaser and each Person who controls the Purchaser within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act from and against any losses, claims, damages, liabilities and expenses (including reasonable costs of defense and investigation and all attorneys’ fees) to which the Purchaser and each such controlling Person may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities and expenses (or actions in respect thereof) (collectively, “Losses,” and each, a “Loss”) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained, or incorporated by reference, in the Registration Statement relating to the Shares being sold to the Purchaser (including any prospectus relating thereto), or any amendment or supplement to it, (ii) the omission or alleged omission to state in the Registration Statement or any document incorporated by reference in the Registration Statement, a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) breach of representation, warranty or covenant of the Company contained in this Agreement or any other Transaction Document, including a failure to deliver the Shares to the Purchaser by the deadline set forth in herein, whether or not such Losses are a result of a claim by a third party. Pursuant to Section 8.02 hereof, the Company will reimburse the Purchaser and each such controlling Person promptly upon demand for any legal or other costs or expenses reasonably incurred by the Purchaser or such controlling Person in investigating, defending against, or preparing to defend against any such Loss.

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(b) Indemnification by the Purchaser. The Purchaser will indemnify and hold harmless the Company, each of its directors and officers, and each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act from and against any Losses that arise out of or are based upon (i) an untrue statement, alleged untrue statement, omission or alleged omission, included in the Registration Statement in reliance upon, and in conformity with, written information furnished by the Purchaser to the Company for inclusion in the Registration Statement, (ii) breach of representation, warranty or covenant of the Purchaser contained in this Agreement or any other Transaction Document, or (iii) the omission or alleged omission to state in the Registration Statement a material fact required to be stated therein or necessary to make the statements therein not misleading, to the extent, but only to the extent, the untrue statement, alleged untrue statement, omission or alleged omission was made in reliance upon, and in conformity with, written information furnished by the Purchaser to the Company for inclusion in the Registration Statement, whether or not such Losses are as a result of a claim by a third party. Pursuant to Section 8.02 hereof, the Purchaser will reimburse the Company and each such director, officer or controlling Person promptly upon demand for any legal or other costs or expenses reasonably incurred by the Company or the other Person in investigating, defending against, or preparing to defend against any such Loss.

Section 8.02 Indemnification Procedures. Promptly after a Person receives notice of a claim or the commencement of an action for which the Person intends to seek indemnification under Section 8.01, the Person will notify the indemnifying party in writing of the claim or commencement of the action, suit or proceeding; provided, however, that failure to notify the indemnifying party will not relieve the indemnifying party from liability under Section 8.01, except to the extent it has been materially prejudiced by the failure to give notice. The indemnifying party will be entitled to participate in the defense of any claim, action, suit or proceeding as to which indemnification is being sought, and if the indemnifying party acknowledges in writing the obligation to indemnify the party against whom the claim or action is brought, the indemnifying party may (but will not be required to) assume the defense against the claim, action, suit or proceeding with counsel satisfactory to it. After an indemnifying party notifies an indemnified party that the indemnifying party wishes to assume the defense of a claim, action, suit or proceeding, the indemnifying party will not be liable for any legal or other expenses incurred by the indemnified party in connection with the defense against the claim, action, suit or proceeding except that if, in the opinion of counsel to the indemnifying party, one or more of the indemnified parties should be separately represented in connection with a claim, action, suit or proceeding, the indemnifying party will pay the reasonable fees and expenses of one separate counsel for the indemnified parties. Each indemnified party, as a condition to receiving indemnification as provided in Section 8.01, will cooperate in all reasonable respects with the indemnifying party in the defense of any action or claim as to which indemnification is sought. No indemnifying party will be liable for any settlement of any action effected without its prior written consent. No indemnifying party will, without the prior written consent of the indemnified party, effect any settlement of a pending or threatened action with respect to which an indemnified party is, or is informed that it may be, made a party, and for which it would be entitled to indemnification, unless the settlement includes an unconditional release of the indemnified party from all liability and claims which are the subject matter of the pending or threatened action. If for any reason the indemnification provided for in this Agreement is not available to, or is not sufficient to hold harmless, an indemnified party in respect of any loss or liability referred to in Section 8.01 as to which it is entitled to indemnification thereunder, each indemnifying party will, in lieu of indemnifying the indemnified party, contribute to the amount paid or payable by the indemnified party as a result of such loss or liability, (i) in the proportion which is appropriate to reflect the relative benefits received by the indemnifying party on the one hand and by the indemnified party on the other from the sale of the Shares which is the subject of the claim, action, suit or proceeding which resulted in the loss or liability or (ii) if that allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits of the sale of such Shares, but also the relative fault of the indemnifying party and the indemnified party with respect to the statements or omissions which are the subject of the claim, action, suit or proceeding that resulted in the loss or liability, as well as any other relevant equitable considerations.

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ARTICLE IX
MISCELLANEOUS

Section 9.01 Fees and Expenses. Each party shall bear its own fees and expenses related to the transactions contemplated by this Agreement and the other Transaction Documents; provided, however, that the Company shall pay, on the Effective Date, all reasonable and documented attorneys’ fees and expenses incurred by the Purchaser up to $25,000 (less amounts paid by the Company to the Purchaser’s counsel prior to the date hereof in respect of this Agreement) in connection with the preparation, negotiation, execution and delivery of this Agreement and the other Transaction Documents. In addition, the Company shall pay all reasonable attorneys’ fees and expenses incurred by the Purchaser in connection with any amendments, modifications or waivers of this Agreement or any other Transaction Document. The Company shall pay all stamp or other similar taxes and duties levied in connection with issuance of the Shares pursuant hereto or the Warrant.

Section 9.02 Specific Enforcement, Consent to Jurisdiction.

(a) The Company and the Purchaser acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement or any other Transaction Document were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that either party shall be entitled to an injunction or injunctions from any court of competent jurisdiction or arbitral authority to prevent or cure breaches of the provisions of this Agreement or any other Transaction Document by the other party and to enforce specifically the terms and provisions hereof; such right is in addition to any other remedy to which either party may be entitled by law or equity, without the necessity of posting a bond or other security or the burden of proving actual damages.

(b) All disputes, controversies or claims between the Parties arising out of or in connection with this agreement (including its existence, validity or termination) which cannot be amicably resolved shall be finally resolved and settled under the Rules of Arbitration of the American Arbitration Association and its affiliate, the International Center for Dispute Resolution, in Los Angeles. The arbitration tribunal shall be composed of one arbitrator. The arbitration will take place in Los Angeles, California, and shall be conducted in the English language. The arbitration award shall be final and binding on the Parties.

Section 9.03 Entire Agreement; Amendment. This Agreement and the other Transaction Documents represent the entire agreement of the Parties with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by either party relative to the subject matter hereof not expressly set forth herein. No provision of this Agreement may be amended other than by a written instrument signed by both Parties.

Section 9.04 Notices. Any notice, demand, request, waiver or other communication required or permitted to be given hereunder shall be in writing, delivered by electronic mail to the address designated below, and shall be effective on the date that the email is received. However, if the time of deemed receipt of any notice is not before 5:30 p.m. local time on a business day at the address of the recipient it is deemed to have been received at the commencement of business on the next business day. The address for such communications shall be:

If to the Company:	TurnOnGreen, Inc.
	Attn:	Amos Kohn
	Title:	CEO
	Email:	akohn@turnongreen.com

With a copy (which shall not constitute notice) to:	Attn:	Henry Nisser, Esq.
	Email:	Henry@ault.com

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If to the Purchaser:	GCEF OPPORTUNITY FUND LLC
	Attn:	George Castillo, Managing Member
	Email:	gcefopportunityfund@gmail.com

With a copy (which shall not constitute notice) to:

	Attn:	___
	Email:	___

Either party hereto may from time to time change its address for notices by giving at least 10 days’ advance written notice of such changed address to the other party hereto.

Section 9.05 Waivers. No waiver by either party of any default with respect to any provision, condition or requirement of this Agreement or any other Transaction Document shall be deemed to be a continuing waiver in the future or a waiver of any other provisions, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter. No provision of this Agreement or any other Transaction Document may be waived other than in a written instrument signed by the party against whom enforcement of such waiver is sought.

Section 9.06 Headings. The article, section and subsection headings in this Agreement are for convenience only and shall not constitute a part of this Agreement for any other purpose and shall not be deemed to limit or affect any of the provisions hereof.

Section 9.07 Successors and Assigns. Neither party may assign this Agreement or any other Transaction Document to any Person without the prior consent of the other party; provided that without the consent of the other, (i) the Company may assign its rights and obligations under this Agreement and other Transaction Documents to the Successor Company; (ii) the Purchaser may assign its rights and obligations under this Agreement to an Affiliate of the Purchaser. In the event of a Reverse Merger Transaction, this Agreement shall be automatically assigned to the Successor Company, and the Parties agree that the terms of this Agreement shall be construed to give effect to such assignment, including, without limitation, that: (x) the term “Company” shall be construed as “Successor Company”; (y) the term “First Trading Day” shall be construed as the first trading day following consummation of the Reverse Merger Transaction; and (z) the term “Public Listing” shall be construed as the date of the Reverse Merger Transaction. This Agreement shall be binding upon and inure to the benefit of the Parties and their successors and assigns.

Section 9.08 Governing Law; Waiver of Jury Trial.

(a) This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to the choice of law provisions.

(b) EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

Section 9.09 Survival. The representations and warranties of the Company and the Purchaser contained in ARTICLE III and the covenants contained in ARTICLE IV shall survive the execution and delivery hereof until the termination of this Agreement, and the agreements and covenants set forth in ARTICLE VIII of this Agreement shall survive the execution and delivery hereof. The provisions of ARTICLE VIII (Indemnification) shall remain in full force and effect indefinitely (subject to applicable law) notwithstanding any termination of this Agreement or other Transaction Document.

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Section 9.10 Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and shall become effective when counterparts have been signed by each party and delivered to the other Parties hereto, it being understood that all Parties need not sign the same counterpart.

Section 9.11 Publicity. Without the prior written consent of the Purchaser, which shall not unreasonably be withheld, delayed or conditioned, the Company may not issue a press release or otherwise make a public statement or announcement with respect to this Agreement and the other Transaction Documents or the transactions contemplated hereby or thereby or the existence of this Agreement or any other Transaction Document (including, without limitation, by filing a copy thereof with the Commission). In the event that the Company is required by applicable law, rules or regulations (include Principal Market rules or regulations) to issue a press release or otherwise make a public statement or announcement with respect to any of such matters, the Company shall use its commercially reasonable efforts to consult with the Purchaser on the form and substance of such press release or other disclosure.

Section 9.12 Severability. The provisions of this Agreement are severable and, in the event that any court of competent jurisdiction shall determine that any one or more of the provisions or part of the provisions contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Agreement, and this Agreement shall be reformed and construed as if such invalid or illegal or unenforceable provision, or part of such provision, had never been contained herein, so that such provisions would be valid, legal and enforceable to the maximum extent possible.

Section 9.13 Further Assurances. From and after the date of this Agreement, upon the request of the Purchaser or the Company, each of the Company and the Purchaser shall execute and deliver such instrument, documents and other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement and each other Transaction Document. Each Party hereby expressly agrees that, in the event that any action or determination of the Commission or other regulatory or governmental authority, or the refusal or failure of any other governmental approval, would or does prohibit or otherwise materially interfere with the ability of the Parties to effect the transactions contemplated by this Agreement in the manner contemplated by and described in it, each such Party shall use its good-faith best efforts to resolve and cure such condition, including, without limitation, by amending this Agreement to the extent necessary therefor.

[Signature Page Follows]

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IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be duly executed by their respective authorized officer as of the date first above written.

TURNONGREEN, INC.

By:
Name:	Amos Kohn
Title:	Chief Executive Officer

GCEF OPPORTUNITY FUND LLC

By:
Name:	George Castillo
Title:	Managing Member

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EXHIBIT A

FORM OF REGISTRATION RIGHTS AGREEMENT

[See attached.]

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REGISTRATION RIGHTS AGREEMENT

July 25, 2024

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”), is made and entered into as of the date first above written, by and among TurnOnGreen, Inc., a Nevada corporation and having a principal place of business at 1421 McCarthy Blvd., Milpitas, CA, 95035 (the “Company”); GCEF Opportunity Fund, LLC, a Delaware Limited Liability Company at 780 Deltona Blvd, Suite 202, Deltona, FL 32725 (the “Purchaser” and together with the Company and Purchaser, the “Parties”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Share Purchase Agreement.

RECITALS

WHEREAS, the Company has offered Purchaser up to U.S. $25,000,000 worth of Shares; and

WHEREAS, The Parties have agreed, upon the terms and subject to the conditions of that certain Share Purchase Agreement, dated as of the date hereof (the “Share Purchase Agreement”) to the purchase and sale of such Shares and, to induce the Purchaser to enter into the Share Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the “Securities Act”), and applicable state securities laws.

NOW, THEREFORE, in consideration of the promises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Company and the Purchaser hereby agree as follows:

1. Definitions.

As used in this Agreement, the following terms shall have the following meanings:

(a) “Business Day” means any day other than Saturday, Sunday or any other day on which commercial banks in New York, New York are authorized or required by law to remain closed.

(b) “Effective Date” means the date that the Registration Statement has been declared effective by the Commission or that it went effective pursuant to Section 8 of the Securities Act.

(c) “Effectiveness Deadline” means with respect to the Registration Statement, the earlier of (A) the 90th calendar day after the earlier of (1) the Filing Deadline and (2) the date on which such initial Registration Statement is filed with the Commission and (B) the fifth Business Day after the date the Company is notified (orally or in writing, whichever is earlier) by the Commission that such Registration Statement will not be reviewed or will not be subject to further review, unless the Company is advised by the Commission that it will not accept an acceleration request for such Registration Statement but that it would not prevent such Registration Statement from becoming effective pursuant to Section 8 of the Securities Act, in which case the 25th calendar day after the Company is advised by the Commission that it will not accept an acceleration request for such Registration Statement but that it would not prevent such Registration Statement from becoming effective pursuant to Section 8 of the Securities Act.

(d) “Filing Deadline” means with respect to the Registration Statement, the eighteen (18) month anniversary of the date of this Agreement.

(e) “Investor” means the Purchaser, and any transferee or assignee thereof to which either of Purchaser assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9 and any transferee or assignee thereof to whom a transferee or assignee assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9.

(f) “Legal Counsel” means legal counsel designated by Investor to review and oversee the Registration Statements on Investors’ behalf.

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(g) “Person” means any person or entity including but not limited to any corporation, a limited liability company, an association, a partnership, an organization, a business, an individual, a governmental or political subdivision thereof or a governmental agency.

(h) “Register,” “registered,” and “registration” refer to a registration effected by preparing and filing one or more registration statements of the Company in compliance with the Securities Act and pursuant to Rule 415 under the Securities Act or any successor rule providing for offering securities on a continuous basis (“Rule 415”), and the declaration or ordering of effectiveness of such registration statement(s) by the United States Securities and Exchange Commission (the “Commission”).

(i) “Registrable Securities” mean all of (i) the Shares which have been, or which may from time to time be, issued or issuable to the Investor pursuant to the Purchase Agreement; (ii) the Shares which have been, or which may from time to time be, issued or issuable pursuant to the Warrant; or (iii) any securities issued or issuable upon any share split, dividend or other distribution, recapitalization or similar event with respect to the foregoing; provided that the Shares shall cease to be Registrable Securities upon the earlier to occur of the following: (A) sale pursuant to a Registration Statement or Rule 144 under the Securities Act (in which case, only such security sold shall cease to be a Registrable Security); or (B) becoming eligible for sale without restriction under Rule 144.

(j) “Registration Statement” means a registration statement or registration statements of the Company filed under the Securities Act covering the resale by the Investor of Registrable Securities, as such registration statement or registration statements may be amended and supplemented from time to time (including pursuant to Rule 462(b) under the Securities Act), including all documents filed as part thereof or incorporated by reference therein.

(k) “Rule 144” means Rule 144 promulgated by the Commission under the Securities Act, as such rule may be amended from time to time, or any other similar or successor rule or regulation of the SEC that may at any time permit the Investor to sell securities of the Company to the public without registration.

(l) “Rule 415” means Rule 415 promulgated by the SEC under the Securities Act, as such rule may be amended from time to time, or any other similar or successor rule or regulation of the Commission providing for offering securities on a delayed or continuous basis.

2. Registration.

(a) Mandatory Registration. The Company shall prepare and, as soon as practicable, but in no event later than the Filing Deadline, file with the SEC an initial Registration Statement on Form S-1 or S-3, or such other appropriate form, covering the resale by the Investor of Registrable Securities. The Registration Statement shall register with the Commission for resale all of the Registrable Securities, subject to any limit required by Rule 415. The Investor and Legal Counsel shall have a reasonable opportunity to review and comment upon such Registration Statement or amendment to such Registration Statement and any related prospectus prior to its filing with the Commission, but in no event more than three (3) Business Days. Investor shall furnish all information reasonably requested by the Company for inclusion therein. The Company shall use its reasonable best efforts to have the Registration Statement or amendment declared effective by the Commission prior to the Effectiveness Deadline. Subject to Allowable Grace Periods (as defined herein below), the Company shall use reasonable best efforts to keep the Registration Statement effective pursuant to Rule 415 promulgated under the Securities Act and available for sales of all of the Registrable Securities at all times until the date as of which the Investor may sell all of the Registrable Securities without restriction pursuant to Rule 144(b)(1)(i) promulgated under the Securities Act (or successor thereto) (the “Registration Period”). The Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

(b) Rule 424 Prospectus. The Company shall, as required by applicable securities regulations, from time to time file with the Commission, pursuant to Rule 424 promulgated under the Securities Act, the prospectus, amendments and prospectus supplements, if any, to be used in connection with sales of the Registrable Securities under the Registration Statement. The Investor and its counsel shall have a reasonable opportunity to review and comment upon such prospectus prior to its filing with the Commission. The Investor shall be permitted to comment upon such prospectus within two Business Days from the date the Investor receives the proposed final version of such prospectus.

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(c) Sufficient Number of Shares Registered. In the event the number of shares available under the Registration Statement is insufficient to cover all of the Registrable Securities, the Company shall file one or more additional Registration Statements (each a “New Registration Statement”), so as to cover all of such Registrable Securities as soon as practicable, but in any case not later than thirty (30) Business Days after the necessity therefor arises, subject to Rule 8-08 of Regulation S-X. The Company shall use it reasonable best efforts to cause each such New Registration Statement to become effective as soon as practicable following the filing thereof.

(d) Piggyback Registrations. Without limiting any of the Company’s obligations hereunder or under the Purchase Agreement, if there is not an effective Registration Statement covering all of the Registrable Securities and the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities (other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with the Company’s option or other employee benefit plans, in each case, other than any Form S-4 or then equivalent being utilized in respect of a Reverse Merger Transaction), then the Company shall deliver to the Investor a written notice of such determination and, if within five days after the date of the delivery of such notice, the Investor shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities the offer and sale of which the Investor requests to be registered; provided, however, the Company shall not be required to register the offer and sale of any Registrable Securities pursuant to this Section 2(d) that are eligible for resale pursuant to Rule 144 without restriction (including, without limitation, volume restrictions) and without the need for current public information required by Rule 144(c)(1) (or Rule 144(i)(2), if applicable) or that are the subject of a then-effective Registration Statement.

(e) No Inclusion of Other Securities. In no event shall the Company include any securities other than Registrable Securities on any Registration Statement pursuant to Section 2(a) or 2(c) without the prior written consent of the Investor. Subject to the proviso in Section 2(d), in connection with any offering contemplated by Section 2(d) involving an underwriting of shares, the Company shall not be required under this Section 2 or otherwise to include the Registrable Securities of any Investor therein unless such Investor accepts and agrees to the terms of the underwriting, which shall be reasonable and customary, as agreed upon between the Company and the underwriters selected by the Company. If, in connection with any offering contemplated by Section 2(d) involving an underwriting of shares, the managing underwriters advise the Company and the Investors that, in their opinion, the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability, proposed offering price, timing, distribution method or probability of success of such offering, then the Company will include in such registration (i) first, the securities that the Company proposes to sell; (ii) second, the Registrable Securities requested to be included in such registration, which in the opinion of such underwriters can be sold without adverse effect; and (iii) third, other securities requested to be included in such registration which in the opinion of such underwriters can be sold without adverse effect, pro rata among the holders of such securities on the basis of the number of such securities owned by each such holder.

(f) Offering. If the staff of the Commission (the “Staff’) or the Commission seeks to characterize any offering pursuant to a Registration Statement filed pursuant to this Agreement as constituting an offering of securities that does not permit such Registration Statement to become effective and be used for resales by the Investor on a delayed or continuous basis under Rule 415 at then-prevailing market prices (and not fixed prices) (or as otherwise may be acceptable to the Investor), or if after the filing of the initial Registration Statement with the Commission pursuant to Section 2(a), the Company is otherwise required by the Staff or the Commission to reduce the number of Registrable Securities included in such initial Registration Statement, then the Company shall reduce the number of Registrable Securities to be included in such initial Registration Statement until such time as the Staff and the Commission shall so permit such Registration Statement to become effective and be used as aforesaid. Notwithstanding anything in this Agreement to the contrary, if after giving effect to the actions referred to in the immediately preceding sentence, the Staff or the Commission does not permit such Registration Statement to become effective and be used for resales by the Investor on a delayed or continuous basis under Rule 415 at then-prevailing market prices (and not fixed prices) (or as otherwise may be acceptable to the Investor), the Company shall not request acceleration of the Effective Date of such Registration Statement and, in its sole and absolute discretion, may take such steps as may be required for such Registration Statement to become effective pursuant to Section 8 of the Securities Act. If not, the Company shall promptly (but in no event later than 48 hours) request the withdrawal of such Registration Statement pursuant to Rule 477 under the Securities Act, and the Effectiveness Deadline shall automatically be deemed to have lapsed with respect to such Registration Statement at such time as the Staff or the Commission has made a final and non-appealable determination that the Commission will not permit such Registration Statement to be so utilized (unless prior to such time the Company and the Investor have received assurances from the Staff or the Commission that a new Registration Statement filed by the Company with the Commission promptly thereafter may be so utilized). In the event of any reduction in Registrable Securities pursuant to this paragraph, the Company shall file additional Registration Statements in accordance with Section 2(d) until such time as all Registrable Securities have been included in Registration Statements that have been declared effective and the prospectus contained therein is available for use by the Investor.

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3. Related Obligations. With respect to the Registration Statement and whenever any Registrable Securities are to be registered pursuant to Section 2 including on any New Registration Statement, the Company shall use its reasonable best efforts to effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof and, pursuant thereto, the Company shall have the following obligations:

(a) The Company shall prepare and file with the Commission such amendments (including post-effective amendments) and supplements to any registration statement and the prospectus used in connection with such registration statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the Securities Act, as may be necessary to keep the Registration Statement or any New Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by the Registration Statement or any New Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such registration statement.

(b) The Company shall permit the Investor to review and comment upon the Registration Statement or any New Registration Statement and all amendments and supplements thereto at least two Trading Days prior to their filing with the Commission, and not file any document in a form to which Investor reasonably objects. The Investor shall be permitted to comment upon the Registration Statement or any New Registration Statement and any amendments or supplements thereto within two (2) Trading Days from the date the Investor receives the final version thereof. The Company shall furnish to the Investor, without charge any correspondence from the Commission or the staff of the Commission to the Company or its representatives relating to the Registration Statement or any New Registration Statement.

(c) Upon request of the Investor, the Company shall furnish to the Investor, (i) promptly after the same is prepared and filed with the Commission, at least one copy of such registration statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits; (ii) upon the effectiveness of any registration statement, a copy of the prospectus included in such registration statement and all amendments and supplements thereto (or such other number of copies as the Investor may reasonably request); and (iii) such other documents, including copies of any preliminary or final prospectus, as the Investor may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by the Investor. For the avoidance of doubt, any filing available to the Investor via the Commission’s live EDGAR system shall be deemed “furnished to the Investor” hereunder.

(d) The Company shall use reasonable best efforts to (i) register and qualify the Registrable Securities covered by a registration statement under such other securities or “blue sky” laws of such jurisdictions in the United States as the Investor reasonably requests; (ii) prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period; (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period; and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction. The Company shall promptly notify the Investor who holds Registrable Securities of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or “blue sky” laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threatening of any proceeding for such purpose.

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(e) As promptly as practicable after becoming aware of such event or facts, the Company shall notify the Investor in writing of the happening of any event or existence of such facts as a result of which the prospectus included in any registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and promptly prepare a supplement or amendment to such registration statement to correct such untrue statement or omission, and deliver a copy of such supplement or amendment to the Investor (or such other number of copies as the Investor may reasonably request). The Company shall also promptly notify the Investor in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when a registration statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to the Investor by email on the same day of such effectiveness); (ii) of any request by the Commission for amendments or supplements to any registration statement or related prospectus or related information; and (iii) of the Company’s reasonable determination that a post-effective amendment to a registration statement would be appropriate.

(f) The Company shall use its reasonable best efforts to prevent the issuance of any stop order or other suspension of effectiveness of any registration statement, or the suspension of the qualification of any Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify the Investor of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

(g) The Company shall (i) cause all the Registrable Securities to be listed or quoted on the Principal Market on which securities of the same class or series issued by the Company are then listed or quoted, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange; or (ii) if applicable, secure designation and quotation of all the Registrable Securities on the Principal Market. The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section.

(h) Upon the Investor’s written request, the Company shall cooperate with the Investor to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant to any registration statement and enable such certificates to be in such denominations or amounts as the Investor may reasonably request and registered in such names as the Investor may request.

(i) The Company shall at all times have a transfer agent and registrar with respect to its Common Stock.

(j) If reasonably requested by the Investor, the Company shall (i) use its commercially reasonable efforts to incorporate in a prospectus supplement or post-effective amendment such information as the Investor reasonably believes should be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities; (ii) make all required filings of such prospectus supplement or post-effective amendment as soon as practicable after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and (iii) supplement or make requisite amendments to any Registration Statement.

(k) The Company shall, if applicable, use its reasonable best efforts to cause the Registrable Securities covered by any registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to consummate the disposition of such Registrable Securities.

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(l) Within three Trading Days after any Registration Statement is declared effective by the Commission, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities (with copies to the Investor) confirmation that such Registration Statement has been declared effective by the Commission in the form attached hereto as Exhibit A. Thereafter, if requested by the Purchaser at any time, the Company shall require its counsel to deliver to the Purchaser a written confirmation whether or not the effectiveness of such Registration Statement has lapsed at any time for any reason (including, without limitation, the issuance of a stop order) and whether or not the Registration Statement Is current and available to the Purchaser for sale of all of the Registrable Securities.

(m) The Company shall take all other reasonable actions necessary to expedite and facilitate disposition by the Investor of Registrable Securities pursuant to any Registration Statement.

(n) Notwithstanding anything to the contrary herein (but subject to the last sentence of this Section 3(n)), at any time after the Effective Date of a particular Registration Statement, the Company may delay the disclosure of material, non-public information concerning the Company or any of its Subsidiaries the disclosure of which at the time is not, in the good-faith opinion of the board of directors of the Company, in the best interest of the Company, nor, in the opinion of counsel to the Company, otherwise required (a “Grace Period”); provided, however, that the Company shall promptly, but in no event later than 9:30 a.m. (New York City time) on the second Trading Day immediately prior to the commencement of any Grace Period (except for such case where it is impossible to provide such two-Trading Day advance notice, in which case the Company shall provide such notice as soon as practicable), notify the Investor in writing of the (i) existence of material, non-public information giving rise to a Grace Period (provided that in each such notice the Company shall not disclose the content of such material, non-public information to the Investor) and the date on which such Grace Period will begin and (ii) date on which such Grace Period ends; provided, further, that (I) no Grace Period shall exceed 20 consecutive Trading Days, and during any 365-day period, all such Grace Periods shall not exceed an aggregate of 60 Trading Days; provided, further, that the Company shall not register any securities for the account of itself or any of its shareholders during any such Grace Period (other than pursuant to a registration statement on Form S-4 or S-8), (II) the first day of any Grace Period must be at least three Trading Days (or such shorter period as may be agreed by the Parties) after the last day of any prior Grace Period and (III) no Grace Period may exist during (A) the first 10 consecutive Trading Days after the Effective Date of the particular Registration Statement or (B) the five-Trading Day period following each Settlement Date (each, an “Allowable Grace Period”). For purposes of determining the length of a Grace Period above, such Grace Period shall begin on and include the date set forth in the notice referred to in clause (i) above, provided that such notice is received by the Investor not later than 9:30 a.m. (New York City time) on the second Trading Day immediately prior to such commencement date (except for such case where it is impossible to provide such two-Trading Day advance notice, in which case the Company shall provide such notice as soon as reasonably practicable) and shall end on and include the later of the date the Investor receives the notice referred to in clause (ii) above and the date referred to in such notice. The provisions of Section 3(j) hereof shall not be applicable during the period of any Allowable Grace Period. Upon expiration of each Grace Period, the Company shall again be bound by the first sentence of Section 3(e) with respect to the information giving rise thereto unless such material, non-public information is no longer applicable. Notwithstanding anything to the contrary contained in this Section 3(n), the Company shall cause its transfer agent to deliver unlegended Common Stock to a transferee of the Investor in accordance with the terms of the Purchase Agreement in connection with any sale of Registrable Securities with respect to which the Investor has entered into a contract for sale, and delivered a copy of the prospectus included as part of the particular Registration Statement to the extent applicable, prior to the Investor’s receipt of the notice of a Grace Period and for which the Investor has not yet settled.

4. Obligations of the Investor.

(a) At least five Business Days prior to the first anticipated filing date of each Registration Statement, the Company shall notify the Investor in writing of the information the Company reasonably requires from the Investor in connection with any registration statement hereunder. The Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. In furtherance thereof, the Investor agrees to complete the Selling Shareholder’s Questionnaire attached hereto as Exhibit __.

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(b) The Investor, by its acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of each Registration Statement hereunder, unless the Investor has notified the Company in writing of the Investor’s election to exclude all of the Investor’s Registrable Securities from such Registration Statement.

(c) The Investor agrees that, upon receipt of any notice from the Company of the happening of any event or existence of facts of the kind described in Section 3(f) or the first sentence of Section 3(e), the Investor will immediately discontinue disposition of Registrable Securities pursuant to any registration statement(s) covering such Registrable Securities until the Investor’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(f) or the first sentence of Section 3(e). Notwithstanding anything to the contrary, the Company shall cause its transfer agent to promptly deliver Common Stock without any restrictive legend in accordance with the terms of the Purchase Agreement in connection with any sale of Registrable Securities with respect to which an Investor has entered into a contract for sale prior to the Investor’s receipt of a notice from the Company of the happening of any event of the kind described in Section 3(f) or the first sentence of Section 3(e) and for which the Investor has not yet settled.

5. Expenses and Fees.

(a) All reasonable expenses, other than sales or brokerage commissions, incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees, FINRA filing fees (if any) and fees and disbursements of counsel for the Company, if any, shall be paid by the Company.

(b) The Company shall pay the reasonable fees and expenses of the Legal Counsel in connection with the review and overseeing the Registration Statements on Investors’ behalf, not to exceed $10,000 in the aggregate.

6. Indemnification.

(a) To the fullest extent permitted by law, the Company will indemnify, hold harmless and defend the Investor, each Person, if any, who controls the Investor, the members, the directors, officers, shareholders, partners, employees, agents, advisors, representatives of the Investor and each Person, if any, who controls the Investor within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (each, an “Indemnified Person”), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, contingencies, costs (including, without limitation, court costs, reasonable attorneys’ fees, costs of defense and investigation), attorneys’ fees, amounts paid in settlement or expenses, joint or several (collectively, “Claims”), incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the Commission, whether pending or threatened, whether or not an indemnified party is or may be a party thereto, whether or not arising from a claim by a third party (“Indemnified Damages”), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement of a material fact in the Registration Statement, any New Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other “blue sky” laws of any jurisdiction in which Registrable Securities are offered, or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in the any prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the Commission) or in any prospectus supplement or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, (iii) any violation by the Company of the Securities Act, the Exchange Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to the Registration Statement or any New Registration Statement or (iv) any material violation by the Company of this Agreement (the matters in the foregoing clauses (i) through (iv) being, collectively, “Violations”). The Company shall reimburse each Indemnified Person promptly as such expenses are incurred and are due and payable, for any reasonable legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section (a): (i) shall not apply to a Claim by an Indemnified Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with information about the Investor furnished in writing to the Company by such Indemnified Person expressly for use in connection with the preparation of the Registration Statement, any New Registration Statement or any such amendment thereof or supplement thereto, if such prospectus was timely made available by the Company pursuant to Section 3(c) or Section 3(e); (ii) with respect to any superseded prospectus, shall not inure to the benefit of any such person from whom the person asserting any such Claim purchased the Registrable Securities that are the subject thereof (or to the benefit of any person controlling such person) if the untrue statement or omission of material fact contained in the superseded prospectus was corrected in the revised prospectus, as then amended or supplemented, if such revised prospectus was timely made available by the Company pursuant to Section 3(c) or Section 3(e), and the Indemnified Person was promptly advised in writing not to use the incorrect prospectus prior to the use giving rise to a violation and such Indemnified Person, notwithstanding such advice, used it; (iii) shall not be available to the extent such Claim is based on a failure of the Investor to deliver or to cause to be delivered the prospectus made available by the Company, if such prospectus was timely made available by the Company pursuant to Section 3(c) or Section 3(e); and (iv) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld, conditioned or delayed. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investor pursuant to Section 9.

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(b) In connection with the Registration Statement or any New Registration Statement, the Investor agrees to indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 6(a), the Company, each of its directors, each of its officers who signs the Registration Statement or any New Registration Statement, each Person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act (collectively and together with an Indemnified Person, an “Indemnified Party”), against any Claim or Indemnified Damages to which any of them may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or are based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information about the Investor furnished to the Company by the Investor expressly for use in connection with such registration statement; and, subject to Section 6(d), the Investor will reimburse any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) and the agreement with respect to contribution contained in Section 7 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Investor, which consent shall not be unreasonably withheld; provided, further, however, that the Investor shall be liable under this Section 6(b) for only that amount of a Claim or Indemnified Damages as does not exceed the net proceeds to the Investor as a result of the sale of Registrable Securities pursuant to such registration statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Investor pursuant to Section 9.

(c) Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6 deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. The Indemnified Party or Indemnified Person shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action or claim. The indemnifying party shall keep the Indemnified Party or Indemnified Person fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its written consent, provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person of a release from all liability in respect to such claim or litigation. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.

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(d) The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred.

(e) The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

7. Contribution. To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that: (i) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of fraudulent misrepresentation; and (ii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

8. Reports and Disclosures under the Securities Act. With a view to making available to the Investor the benefits of Rule 144, on and after the Public Company Date, the Company agrees, at the Company’s sole expense, to:

(a) make and keep public information available, as those terms are understood and defined in Rule 144;

(b) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act so long as the Company remains subject to such requirements and the filing of such reports and other documents is required for the applicable provisions of Rule 144;

(c) furnish to the Investor so long as the Investor owns Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting and/ or disclosure provisions of Rule 144, the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the Investor to sell such securities pursuant to Rule 144 without registration (for the avoidance of doubt, any filing available to the Investor via the Commission’s live EDGAR system shall be deemed “furnished to the Investor” hereunder); and

(d) take such additional action as is requested by the Investor to enable the Investor to sell the Registrable Securities pursuant to Rule 144, including, without limitation, delivering all such legal opinions, consents, certificates, resolutions and instructions to the Company’s transfer agent as may be requested from time to time by the Investor and otherwise reasonably cooperate with Investor and Investor’s broker to effect such sale of securities pursuant to Rule 144.

The Company agrees that damages may be an inadequate remedy for any breach of the terms and provisions of this Section 8 and that Investor shall, whether or not it is pursuing any remedies at law, be entitled to equitable relief in the form of a preliminary or permanent injunction, without having to post any bond or other security, upon any breach or threatened breach of any such terms or provisions.

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9. Assignment of Registration Rights. None of the Parties may assign this Agreement to any Person without the prior consent of the others; provided that without the consent of the other, (i) the Company may assign its rights and obligations under this Agreement to the Successor Company; (ii) the Purchaser may assign its rights and obligations under this Agreement to an Affiliate of the Purchaser. In the event of a Reverse Merger Transaction, this Agreement shall be automatically assigned to the Successor Company, and the Parties agree that the terms of this Agreement shall be construed to give effect to such assignment.

10. Amendment of Registration Rights. Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the mutual written consent of the Company and the Investor. Failure of any Party to exercise any right or remedy under this Agreement or otherwise, or delay by a Party in exercising such right or remedy, shall not operate as a waiver thereof.

11. Miscellaneous.

(a) A Person is deemed to be a holder of Registrable Securities whenever such Person owns or is deemed to own of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

(b) Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered upon receipt, when delivered by electronic mail, return receipt requested, properly addressed to the Party to receive the same. The addresses for such communications shall be:

If to the Company:	TurnOnGreen, Inc. Attn: Amos Kohn Title: Chief Executive Officer Email: akohn@turnongreen.com

With a copy (which shall not constitute notice) to:	Henry Nisser, Esq. Email: Henry@ault.com

If to the Purchaser:	GCEF OPPORTUNITY FUND LLC Email: gcefopportunityfund@gmail.com

With a copy (which shall not constitute notice) to:	Scott Monson 15233 Ventura Blvd Suite 712 Sherman Oaks, CA 91403

or at such other address and/or email address and/or to the attention of such other person as the recipient Party has specified by written notice given to each other Party three (3) Trading Days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, or (B) mechanically or electronically generated by the sender’s computer or email service containing the time, date, recipient email address and text of such transmission shall be rebuttable evidence of personal service or receipt.

(c) Failure of any Party to exercise any right or remedy under this Agreement or otherwise, or delay by a Party in exercising such right or remedy, shall not operate as a waiver thereof.

(d) This Agreement shall be governed by the internal laws of the State of Delaware, without giving effect to the choice of law provisions. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

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(e) All disputes, controversies or claims between the Parties arising out of or in connection with this Agreement (including its existence, validity or termination) which cannot be amicably resolved shall be finally resolved and settled under the Rules of Arbitration of the American Arbitration Association and its affiliate the International Center for Dispute Resolution in Los Angeles. The arbitration tribunal shall be composed of one arbitrator. The arbitration will take place in Los Angeles, California, and shall be conducted in the English language. The arbitration award shall be final and binding on the Parties.

(f) This Agreement and the Purchase Agreement constitute the entire agreement among the Parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement and the Purchase Agreement supersede all prior agreements and understandings among the Parties hereto with respect to the subject matter hereof and thereof.

(g) Subject to the requirements of Section 9, this Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the Parties hereto.

(h) The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(i) This Agreement may be executed in identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a Party, may be delivered to the other Party hereto by email in a “pdf’ format data file of a copy of this Agreement bearing the signature of the Party so delivering this Agreement.

(j) Each Party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other Party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(k) The language used in this Agreement will be deemed to be the language chosen by the Parties to express their mutual intent, and no rules of strict construction will be applied against any Party.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

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IN WITNESS WHEREOF, the Parties have caused this Registration Rights Agreement to be duly executed as of day and year first above written.

THE COMPANY:

TURNONGREEN, INC.

By:
Name:	Amos Kohn
Title:	CEO

PURCHASER:

GCEF OPPORTUNITY FUND LLC

By:
Name:	George Castillo
Title:	Managing Member

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EXHIBIT A

FORM OF NOTICE OF EFFECTIVENESS OF REGISTRATION STATEMENT

[TRANSFER AGENT]

Attn:

Re: TurnOnGreen, Inc.

Ladies and Gentlemen:

We are counsel to TurnOnGreen, Inc., a Nevada corporation (the “Company”), and have represented the Company in connection with that certain private placement of shares (the “Offering”), pursuant to which the Company issued to GCEF Opportunity Fund LLC, a Limited Liability Company formed under the state of Delaware (the “Investor”) ____________ Common Stock (the “Shares”).

Pursuant to the Offering, the Company also has entered into a Registration Rights Agreement with the Investor (the “Registration Rights Agreement”) pursuant to which the Company agreed, among other things, to register the Registrable Securities (as defined in the Registration Rights Agreement) under the Securities Act of 1933, as amended (the “Securities Act”). In connection with the Company’s obligations under the Registration Rights Agreement, on ________ , the Company filed a Registration Statement on Form _______ (File No. 333 - _____) (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) relating to the Registrable Securities which names the Investor as a selling shareholder thereunder.

In connection with the foregoing, we advise you that a member of the SEC’s staff has advised us by_________ that the SEC has entered an order declaring the Registration Statement effective under the Securities Act at [ENTER TIME OF EFFECTIVENESS] on [ENTER DATE OF EFFECTIVENESS], and we have no knowledge that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and the Registrable Securities are available for resale under the Securities Act pursuant to the Registration Statement.

Very truly yours,

By:
Name:
Title:

cc:	Investor

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EXHIBIT b

FORM OF SELLING SHAREHOLDER’S QUESTIONNAIRE

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EXHIBIT B

FORM OF WARRANT

[See attached.]

NEITHER THE SECURITIES REPRESENTED HEREBY NOR THE SECURITIES ISSUABLE UPON THE EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) IN COMPLIANCE WITH RULE 144 UNDER THE SECURITIES ACT, IF AVAILABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, (C) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT, OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS, AND THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO THE COMPANY AN OPINION OF COUNSEL OR OTHER EVIDENCE OF EXEMPTION, IN EITHER CASE REASONABLY SATISFACTORY TO THE COMPANY. HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.

WARRANT TO PURCHASE

SHARES OF COMMON STOCK

OF

turnongreen, inc.

Expires: The date that is the third anniversary of the Public Listing Date

Date of Issuance: 8, 2024	No. of Shares: The number equal to 2% of the Common Stock outstanding on a fully diluted basis as of the Public Listing Date.

FOR VALUE RECEIVED, the undersigned, TurnOnGreen, Inc., a Nevada corporation and having a principal place of business at ___ (together with its successors and assigns, the “Issuer” and the “Company”), hereby certifies that GCEF Opportunity Fund, LLC (“GCEF”) or its assigns is entitled to subscribe for and purchase, during the Term (as hereinafter defined), in accordance with the terms of this Warrant, up to a number of shares equal to 2% of the outstanding shares of common stock, par value $___ per share, of the Issuer (the “Common Stock”), as of the Public Listing Date (subject to adjustment as hereinafter provided), calculated on fully diluted basis, at an exercise price per Share equal to the closing bid price of the Common Stock on the Public Listing Date. Capitalized terms used in this Warrant shall have the respective meanings specified in Section 8 hereof, and capitalized terms used but not defined in this Warrant have the meanings given them in the Share Purchase Agreement. This Warrant is issued in accordance with, and subject to, the terms and conditions of the Share Purchase Agreement.

1. Term. The Holder may exercise this Warrant for a period which shall commence on the Public Listing Date, and shall expire at 6:00 p.m., Eastern Time, on the date that is the third anniversary of the Public Listing Date (such period being the “Term”).

2. Method of Exercise; Payment; Issuance of New Warrant; Transfer and Exchange.

(a) Time of Exercise. The purchase rights represented by this Warrant may be exercised in whole or in part during the Term.

(b) Method of Exercise. The Holder hereof may exercise this Warrant, in whole or in part, by the surrender of this Warrant (with the exercise form attached hereto, duly executed at the principal office of the Issuer, and by the payment to the Issuer of an amount of consideration therefor equal to the Warrant Price in effect on the date of such exercise multiplied by the number of Warrant Shares with respect to which this Warrant is then being exercised, payable at such Holder’s election (i) by certified or official bank check or by wire transfer to an account designated by the Issuer, (ii) by “cashless exercise” in accordance with the provisions Section 2(c) below, or (iii) by a combination of the foregoing methods of payment selected by the Holder of this Warrant.

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(c) Cashless Exercise.

(i) Notwithstanding any provisions herein to the contrary, if the Per Share Market Value of one share of Common Stock is greater than the Warrant Price (at the date of calculation as set forth below), in lieu of exercising this Warrant by payment of cash, the Holder may exercise this Warrant by a cashless exercise and shall receive the number of Common Stock equal to an amount (as determined below) by surrender of this Warrant at the principal office of the Issuer together with the properly endorsed notice of exercise, in which event the Issuer shall issue to the Holder a number of Common Stock computed using the following formula:

X = Y - (A)(Y)

            B

Where   X = the number of Common Stock to be issued to the Holder.

Y = the number of Common Stock purchasable upon exercise of all of the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being exercised.

A = the Warrant Price.

B = the Per Share Market Value of one share of Common Stock.

For purposes of Rule 144 promulgated under the Securities Act, it is intended, understood and acknowledged that the Warrant Shares issued in a cashless exercise transaction shall be deemed to have been acquired by the Holder, and the holding period for such shares shall be deemed to have commenced, on the date this Warrant was originally issued.

(d) Issuance of Share Certificates. In the event of any exercise of this Warrant in accordance with and subject to the terms and conditions hereof, certificates for the Warrant Shares so purchased shall be dated the date of such exercise and delivered to the Holder hereof within a reasonable time, not exceeding five Trading Days after such exercise (the “Delivery Date”) or, at the request of the Holder (provided that a registration statement under the Securities Act providing for the resale of the Warrant Shares is then in effect or that the Warrant Shares are otherwise exempt from registration), issued and delivered to the Depository Trust Company (“DTC”) account on the Holder’s behalf via the Deposit Withdrawal Agent Commission System (“DWAC”) within a reasonable time, not exceeding three (3) Trading Days after such exercise, and the Holder hereof shall be deemed for all purposes to be the holder of the Warrant Shares so purchased as of the date of such exercise. Notwithstanding the foregoing to the contrary, the Issuer or its transfer agent shall be obligated to issue and deliver the shares to the DTC on a holder’s behalf via DWAC only if such exercise is in connection with a sale or other exemption from registration by which the shares may be issued without a restrictive legend and the Issuer and its transfer agent are participating in DTC through the DWAC system. The Holder shall deliver this original Warrant, or an indemnification reasonably acceptable to the Issuer undertaking with respect to such Warrant in the case of its loss, theft or destruction, at such time that this Warrant is fully exercised. This Warrant shall be exercisable, either in its entirety or, from time to time, for part only of the number of Warrant Shares referenced by this Warrant. If this Warrant is submitted in connection with any partial exercise and the number of Warrant Shares represented by this Warrant submitted for exercise is greater than the actual number of Warrant Shares being acquired upon such exercise, then the Company shall, as soon as practicable, and in no event later than five Business Days after any exercise, and at its own expense, issue a new Warrant of like tenor representing the right to purchase the number of Warrant Shares purchasable immediately prior to such exercise under this Warrant, less the number of Warrant Shares with respect to which this Warrant is exercised. With respect to partial exercises of this Warrant, the Issuer shall keep written records for the Holder of the number of Warrant Shares exercised as of each date of exercise.

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(e) Compensation for Buy-In on Failure to Timely Deliver Certificates upon Exercise. In addition to any other rights available to the Holder, if the Issuer fails to cause its transfer agent to transmit to the Holder a certificate or certificates representing the Warrant Shares pursuant to an exercise on or before the Delivery Date, and if after such date the Holder is required by its broker to purchase (in an open market transaction or otherwise) Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise (a “Buy-In”), then the Issuer shall (1) pay in cash to the Holder the amount by which (x) the Holder’s total purchase price (including brokerage commissions, if any) for the Common Stock so purchased exceeds (y) the amount obtained by multiplying (A) the number of Warrant Shares that the Issuer was required to deliver to the Holder in connection with the exercise at issue times (B) the price at which the sell order giving rise to such purchase obligation was executed, and (2) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not honored or deliver to the Holder the number of Common Stock that would have been issued had the Issuer timely complied with its exercise and delivery obligations hereunder. For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted exercise of Common Stock with an aggregate sale price giving rise to such purchase obligation of $10,000, under clause (1) of the immediately preceding sentence the Issuer shall be required to pay the Holder $1,000. The Holder shall provide the Issuer written notice indicating the amounts payable to the Holder in respect of the Buy-In, together with applicable confirmations and other evidence reasonably requested by the Issuer. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Issuer’s failure to timely deliver certificates representing Common Stock upon exercise of this Warrant as required pursuant to the terms hereof.

(f) Transferability of Warrant. This Warrant may be transferred by a Holder, in whole or in part, without the prior written consent of the Issuer. If transferred pursuant to this paragraph, this Warrant may be transferred on the books of the Issuer by the Holder hereof in person or by duly authorized attorney, upon surrender of this Warrant at the principal office of the Issuer, properly endorsed (by the Holder executing an assignment in the form attached hereto) and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer. This Warrant is exchangeable at the principal office of the Issuer for Warrants to purchase the same aggregate number of Warrant Shares, each new Warrant to represent the right to purchase such number of Warrant Shares as the Holder hereof shall designate at the time of such exchange. All Warrants issued on transfers or exchanges shall be dated the date hereof and shall be identical with this Warrant except as to the number of Warrant Shares issuable pursuant thereto.

(g) Continuing Rights of Holder. The Issuer will, at the time of, or at any time after, each exercise of this Warrant, upon the request of the Holder hereof, acknowledge in writing the extent, if any, of its continuing obligation to afford to such Holder all rights to which such Holder shall continue to be entitled after such exercise in accordance with the terms of this Warrant, provided that if any such Holder shall fail to make any such request, the failure shall not affect the continuing obligation of the Issuer to afford such rights to such Holder.

(h) Compliance with Securities Laws.

(i) The Holder of this Warrant, by acceptance hereof, acknowledges that this Warrant and the Warrant Shares to be issued upon exercise hereof are being acquired solely for the Holder’s own account and not as a nominee for any other party, and for investment, and that the Holder will not offer, sell or otherwise dispose of this Warrant or any Warrant Shares to be issued upon exercise hereof except pursuant to an effective registration statement, or an exemption from registration, under the Securities Act and any applicable state securities laws.

(ii) Except as provided in paragraph (iii) below, this Warrant and all certificates representing Warrant Shares issued upon exercise hereof shall be stamped or imprinted with a legend in substantially the following form:

NEITHER THE SECURITIES REPRESENTED HEREBY NOR THE SECURITIES ISSUABLE UPON THE EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) IN COMPLIANCE WITH RULE 144 UNDER THE SECURITIES ACT, IF AVAILABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, (C) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT, OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS, AND THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO THE COMPANY AN OPINION OF COUNSEL OR OTHER EVIDENCE OF EXEMPTION, IN EITHER CASE REASONABLY SATISFACTORY TO THE COMPANY.

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(iii) The Issuer agrees to reissue this Warrant or certificates representing any of the Warrant Shares, without the legend set forth above if at such time, prior to making any transfer of any such securities, the Holder shall give written notice to the Issuer describing the manner and terms of such transfer. Such proposed transfer will not be effected until: (a) either (i) the Issuer has received an opinion of counsel reasonably satisfactory to the Issuer, to the effect that the registration or qualification of such securities under the Securities Act is not required in connection with such proposed transfer, (ii) a registration statement under the Securities Act or state securities laws covering such proposed disposition has been filed by the Issuer with the Securities and Exchange Commission and has become effective under the Securities Act and the securities have been qualified under state securities laws, (iii) the Issuer has received other evidence reasonably satisfactory to the Issuer that such registration and qualification under the Securities Act and state securities laws are not required, or (iv) the Holder provides the Issuer with reasonable assurances that such security can be sold pursuant to Rule 144 under the Securities Act; and (b) either (i) the Issuer has received an opinion of counsel reasonably satisfactory to the Issuer, to the effect that registration or qualification under the securities or “blue sky” laws of any state is not required in connection with such proposed disposition, or (ii) compliance with applicable state securities or “blue sky” laws has been effected or a valid exemption exists with respect thereto. The Issuer will respond to any such notice from a holder within five Trading Days. In the case of any proposed transfer under this Section 2(h), the Issuer will use reasonable efforts to comply with any such applicable state securities or “blue sky” laws, but shall in no event be required, (x) to qualify to do business in any state where it is not then qualified, (y) to take any action that would subject it to tax or to the general service of process in any state where it is not then subject, or (z) to comply with state securities or “blue sky” laws of any state for which registration by coordination is unavailable to the Issuer. The restrictions on transfer contained in this Section 2(h) shall be in addition to, and not by way of limitation of, any other restrictions on transfer contained in any other Section of this Warrant. Whenever a certificate representing the Warrant Shares is required to be issued to the Holder without a legend, in lieu of delivering physical certificates representing the Warrant Shares, the Issuer shall cause its transfer agent to electronically transmit the Warrant Shares to the Holder by crediting the account of the Holder or Holder’s prime broker with DTC through its DWAC system (to the extent not inconsistent with any provisions of this Warrant or the Purchase Agreement).

(i) Accredited Investor Status. In no event may the Holder exercise this Warrant in whole or in part unless the Holder is an “accredited investor” as defined in Regulation D under the Securities Act.

3. Shares Fully Paid; Reservation and Listing of Shares; Covenants.

(a) Shares Fully Paid; Reservation. The Issuer represents, warrants, covenants and agrees that all Warrant Shares which may be issued upon the exercise of this Warrant or otherwise hereunder will, when issued in accordance with the terms of this Warrant, be duly authorized, validly issued, fully paid and non-assessable and free from all taxes, liens and charges created by or through the Issuer. The Issuer further covenants and agrees that during the period within which this Warrant may be exercised, the Issuer will at all times have authorized and reserved for the purpose of the issuance upon exercise of this Warrant a number of authorized but unissued Common Stock equal to at least one hundred fifty (150%) of the number of Common Stock issuable upon exercise of this Warrant without regard to any limitations on exercise.

(b) Registration; Listing. If any Common Stock required to be reserved for issuance upon exercise of this Warrant or as otherwise provided hereunder require registration or qualification with any Governmental Authority under any federal or state law before such shares may be so issued, the Issuer will in good faith use its best efforts as expeditiously as possible at its expense to cause such shares to be duly registered or qualified. If the Issuer shall list any Common Stock on any securities exchange or market it will, at its expense, list thereon, and maintain and increase when necessary such listing, of, all Warrant Shares from time to time issued upon exercise of this Warrant or as otherwise provided hereunder (provided that such Warrant Shares have been registered pursuant to a registration statement under the Securities Act then in effect), and, to the extent permissible under the applicable securities exchange rules, all unissued Warrant Shares which are at any time issuable hereunder, so long as any Common Stock shall be so listed. The Issuer will also so list on each securities exchange or market, and will maintain such listing of, any other securities which the Holder of this Warrant shall be entitled to receive upon the exercise of this Warrant if at the time any securities of the same class shall be listed on such securities exchange or market by the Issuer.

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(c) Covenants. The Issuer shall not by any action including, without limitation, amending the Articles of Incorporation or the by-laws of the Issuer, or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Holder hereof. Without limiting the generality of the foregoing, the Issuer will (i) not permit the par value, if any, of its Common Stock to exceed the then effective Warrant Price, (ii) not amend or modify any provision of the Articles of Incorporation or by-laws of the Issuer in any manner that would adversely affect the rights of the Holder, (iii) take all such action as may be reasonably necessary in order that the Issuer may validly and legally issue fully paid and nonassessable Common Stock, free and clear of any liens, claims, encumbrances and restrictions (other than as provided herein) upon the exercise of this Warrant, and (iv) use its best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be reasonably necessary to enable the Issuer to perform its obligations under this Warrant.

(d) Loss, Theft, Destruction of Warrant. Upon receipt of evidence satisfactory to the Issuer of the ownership of and the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction, upon receipt of indemnity or security satisfactory to the Issuer or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Issuer will make and deliver, in lieu of such lost, stolen, destroyed or mutilated Warrant, a new Warrant of like tenor and representing the right to purchase the number of Common Stock remaining available upon exercise of the Warrant which has been lost, stolen, destroyed or mutilated.

(e) Payment of Taxes. The Issuer will pay all transfer and issuance taxes attributable to the preparation, issuance and delivery of this Warrant (and any replacement Warrants) including, without limitation, all documentary and stamp taxes attributable to the initial issuance of the Warrant Shares issuable upon exercise of this Warrant; provided, however, that the Issuer shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issuance or delivery of any certificates representing Warrant Shares in a name other than that of the Holder in respect to which such shares are issued.

4. Adjustment of Warrant Price. The price at which such Warrant Shares may be purchased upon exercise of this Warrant shall be subject to adjustment from time to time as set forth in this Section 4. The Issuer shall give the Holder notice of any event described below which requires an adjustment pursuant to this Section 4 in accordance with the notice provisions set forth in Section 5.

(a) Recapitalization, Reorganization, Reclassification, Consolidation, Merger or Sale. In the event that the Holder has elected not to exercise this Warrant prior to the consummation of a Change of Control, so long as the Surviving Corporation pursuant to any Change of Control is a company that has a class of equity securities registered pursuant to the Securities Exchange Act of 1934, as amended, and its Common Stock are listed or quoted on a U.S. national securities exchange, the Surviving Corporation and/or each Person (other than the Issuer) which may be required to deliver any Securities, cash or property upon the exercise of this Warrant as provided herein shall assume, by written instrument delivered to, and reasonably satisfactory to, the Holder of this Warrant, (A) the obligations of the Issuer under this Warrant, including, without limitation, those under the Registration Rights Agreement (as defined below) (and if the Issuer shall survive the consummation of such Change of Control, such assumption shall be in addition to, and shall not release the Issuer from, any continuing obligations of the Issuer under this Warrant), and (B) the obligation to deliver to such Holder such Securities, cash or property as, in accordance with the foregoing provisions of this Section 4(a), such Holder shall be entitled to receive, and the Surviving Corporation and/or each such Person shall have similarly delivered to such Holder an opinion of counsel for the Surviving Corporation and/or each such Person, which counsel shall be reasonably satisfactory to such Holder, or in the alternative, a written acknowledgement executed by the President or Chief Financial Officer of the Issuer, stating that this Warrant shall thereafter continue in full force and effect and the terms hereof (including, without limitation, all of the provisions of this Section 4(a)) shall be applicable to the Securities, cash or property which the Surviving Corporation and/or each such Person may be required to deliver upon any exercise of this Warrant or the exercise of any rights pursuant hereto. If following such a Change of Control, the Surviving Corporation does not have a registered class of equity securities and Common Stock listed on a U.S. national securities exchange as described in the first sentence of this Section 4(a), then the Holder shall be entitled to receive compensation in accordance with the terms of Section 4.13 of the Purchase Agreement.

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(b) Share Dividends, Subdivisions and Combinations. If at any time the Issuer shall:

(i) make or issue or set a record date for the holders of the Common Stock for the purpose of entitling them to receive a dividend payable in, or other distribution of, Common Stock,

(ii) subdivide its outstanding Common Stock into a larger number of Common Stock, or

(iii) combine its outstanding Common Stock into a smaller number of Common Stock,

then (1) the number of Common Stock for which this Warrant is exercisable immediately after the occurrence of any such event shall be adjusted to equal the number of Common Stock which a record holder of the same number of Common Stock for which this Warrant is exercisable immediately prior to the occurrence of such event would own or be entitled to receive after the happening of such event, and (2) the Warrant Price then in effect shall be adjusted to equal (A) the Warrant Price then in effect multiplied by the number of Common Stock for which this Warrant is exercisable immediately prior to the adjustment divided by (B) the number of Common Stock for which this Warrant is exercisable immediately after such adjustment.

(c) Certain Other Distributions. If at any time the Issuer shall make or issue or set a record date for the holders of the Common Stock for the purpose of entitling them to receive any dividend or other distribution of:

(i) cash,

(ii) any evidences of its indebtedness, any shares of stock of any class or any other securities or property of any nature whatsoever (other than cash, Common Stock Equivalents or Additional Common Stock), or

(iii) any warrants or other rights to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property of any nature whatsoever (other than cash, Common Stock Equivalents or Additional Common Stock), then (1) the number of shares of Common Stock for which this Warrant is exercisable shall be adjusted to equal the product of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such adjustment multiplied by a fraction (A) the numerator of which shall be the Per Share Market Value of Common Stock at the date of taking such record and (B) the denominator of which shall be such Per Share Market Value minus the amount allocable to one share of Common Stock of any such cash so distributable and of the fair value (as determined in good faith by the Board of Directors of the Issuer and supported by an opinion from an investment banking firm mutually agreed upon by the Issuer and the Holder) of any and all such evidences of indebtedness, shares of stock, other securities or property or warrants or other subscription or purchase rights so distributable, and (2) the Warrant Price then in effect shall be adjusted to equal (A) the Warrant Price then in effect multiplied by the number of shares of Common Stock for which this Warrant is exercisable immediately prior to the adjustment divided by (B) the number of shares of Common Stock for which this Warrant is exercisable immediately after such adjustment. A reclassification of the Common Stock (other than a change in par value, or from par value to no par value or from no par value to par value) into shares of Common Stock and shares of any other class of stock shall be deemed a distribution by the Issuer to the holders of its Common Stock of such shares of such other class of stock within the meaning of this Section 4(c) and, if the outstanding shares of Common Stock shall be changed into a larger or smaller number of shares of Common Stock as a part of such reclassification, such change shall be deemed a subdivision or combination, as the case may be, of the outstanding shares of Common Stock within the meaning of Section 4(b).

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(d) Intentionally Omitted.

(e) Issuance of Share of Common Stock Equivalents. In the event the Issuer shall at any time following the Public Listing Date take a record of the holders of its Common Stock for the purpose of entitling them to receive a distribution of, or shall in any manner (whether directly or by assumption in a merger in which the Issuer is the surviving corporation) issue or sell, any share of Common Stock Equivalents, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange shall be less than the Warrant Price in effect immediately prior to the time of such issue or sale, or if, after any such issuance of share of Common Stock Equivalents, the price per share for which Additional Common Stock may be issuable thereafter is amended or adjusted, and such price as so amended shall be less than the Warrant Price in effect at the time of such amendment or adjustment, then the Warrant Price then in effect shall be adjusted as provided in Section 4(d). No further adjustments of the number of shares of Common Stock for which this Warrant is exercisable and the Warrant Price then in effect shall be made upon the actual issue of such Common Stock upon conversion or exchange of such share of Common Stock Equivalents.

(f) Other Provisions applicable to Adjustments under this Section. The following provisions shall be applicable to the making of adjustments of the number of Common Stock for which this Warrant is exercisable and the Warrant Price then in effect provided for in this Section 4:

(i) Computation of Consideration. To the extent that any Additional Common Stock or any share of Common Stock Equivalents (or any warrants or other rights therefor) shall be issued for cash consideration, the consideration received by the Issuer therefor shall be the amount of the cash received by the Issuer therefor, or, if such Additional Common Stock or Share of Common Stock Equivalents are offered by the Issuer for subscription, the subscription price, or, if such Additional Common Stock or share of Common Stock Equivalents are sold to underwriters or dealers for public offering without a subscription offering, the initial public offering price (in any such case subtracting any amounts paid or receivable for accrued interest or accrued dividends and without taking into account any compensation, discounts or expenses paid or incurred by the Issuer for and in the underwriting of, or otherwise in connection with, the issuance thereof). In connection with any merger or consolidation in which the Issuer is the Surviving Corporation (other than any consolidation or merger in which the previously outstanding Common Stock of the Issuer shall be changed to or exchanged for the stock, ordinary or Common Stock, or other securities of another corporation), the amount of consideration therefor shall be deemed to be the fair value, as determined reasonably and in good faith by the Board, of such portion of the assets and business of the non-surviving corporation as the Board may determine to be attributable to such Common Stock or share of Common Stock Equivalents, as the case may be. The consideration for any Additional Common Stock issuable pursuant to any warrants or other rights to subscribe for or purchase the same shall be the consideration received by the Issuer for issuing such warrants or other rights plus the additional consideration payable to the Issuer upon exercise of such warrants or other rights. The consideration for any Additional Common Stock issuable pursuant to the terms of any share of Common Stock Equivalents shall be the consideration received by the Issuer for issuing warrants or other rights to subscribe for or purchase such share of Common Stock Equivalents, plus the consideration paid or payable to the Issuer in respect of the subscription for or purchase of such share of Common Stock Equivalents, plus the additional consideration, if any, payable to the Issuer upon the exercise of the right of conversion or exchange in such share of Common Stock Equivalents. In the event of any consolidation or merger of the Issuer in which the Issuer is not the Surviving Corporation or in which the previously outstanding Common Stock of the Issuer shall be changed into or exchanged for the stock, ordinary or Common Stock, or other securities of another corporation, or in the event of any sale of all or substantially all of the assets of the Issuer for stock, ordinary or Common Stock, or other securities of any corporation, the Issuer shall be deemed to have issued a number Common Stock for stock, ordinary or Common Stock, or securities or other property of the other corporation computed on the basis of the actual exchange ratio on which the transaction was predicated, and for a consideration equal to the fair market value on the date of such transaction of all such stock, ordinary or Common Stock, or securities or other property of the other corporation. In the event any consideration received by the Issuer for any securities consists of property other than cash, the fair market value thereof at the time of issuance or as otherwise applicable shall be as determined in good faith by the Board. In the event Common Stock are issued with other shares or securities or other assets of the Issuer for consideration which covers both, the consideration computed as provided in this Section 4(f)(i) shall be allocated among such securities and assets as determined in good faith by the Board.

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(ii) When Adjustments to Be Made. The adjustments required by this Section 4 shall be made whenever and as often as any specified event requiring an adjustment shall occur, except that any adjustment of the number of Common Stock for which this Warrant is exercisable that would otherwise be required may be postponed (except in the case of a subdivision or combination of Common Stock, as provided for in Section 4(b)) up to, but not beyond the date of exercise if such adjustment either by itself or with other adjustments not previously made adds or subtracts less than one percent of the Common Stock for which this Warrant is exercisable immediately prior to the making of such adjustment. Any adjustment representing a change of less than such minimum amount (except as aforesaid) which is postponed shall be carried forward and made as soon as such adjustment, together with other adjustments required by this Section 4 and not previously made, would result in a minimum adjustment or on the date of exercise. For the purpose of any adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence.

(iii) Fractional Interests. In computing adjustments under this Section 4, fractional interests in Common Stock shall be taken into account to the nearest one hundredth (1/100th) of a share.

(iv) When Adjustment Not Required. If the Issuer shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or distribution or subscription or purchase rights and shall, thereafter and before the distribution to shareholders thereof, legally abandon its plan to pay or deliver such dividend, distribution, subscription or purchase rights, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

(g) Form of Warrant after Adjustments. The form of this Warrant need not be changed because of any adjustments in the Warrant Price or the number and kind of Securities purchasable upon the exercise of this Warrant.

5. Notice of Adjustments. Whenever the Warrant Price or Warrant Share Number shall be adjusted pursuant to Section 4 hereof (for purposes of this Section 5, each an “adjustment”), the Issuer shall cause its Chief Financial Officer to prepare and execute a certificate setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated (including a description of the basis on which the Board made any determination hereunder), and the Warrant Price and Warrant Share Number after giving effect to such adjustment, and shall cause copies of such certificate to be delivered to the Holder of this Warrant promptly after each adjustment. Any dispute between the Issuer and the Holder of this Warrant with respect to the matters set forth in such certificate may at the option of the Holder of this Warrant be submitted to a national or regional accounting firm reasonably acceptable to the Issuer and the Holder, provided that the Issuer shall have ten (10) days after receipt of notice from such Holder of its selection of such firm to object thereto, in which case such Holder shall select another such firm and the Issuer shall have no such right of objection. The firm selected by the Holder of this Warrant as provided in the preceding sentence shall be instructed to deliver a written opinion as to such matters to the Issuer and such Holder within thirty (30) days after submission to it of such dispute. Such opinion shall be final and binding on the parties hereto. The costs and expenses of the initial accounting firm shall be paid equally by the Issuer and the Holder and, in the case of an objection by the Issuer, the costs and expenses of the subsequent accounting firm shall be paid in full by the Issuer.

6. Fractional Shares. No fractional Warrant Shares will be issued in connection with any exercise hereof, but in lieu of such fractional shares, the Issuer shall round the number of shares to be issued upon exercise up to the nearest whole number of shares.

7. Ownership Cap and Exercise Restriction. Notwithstanding anything to the contrary set forth in this Warrant, at no time may a Holder of this Warrant exercise this Warrant if the number of Common Stock to be issued pursuant to such exercise would exceed, when aggregated with all other Common Stock owned by such Holder and its Affiliates at such time, the number of Common Stock which would result in such Holder and its Affiliates beneficially owning (as determined in accordance with Section 12(d) of the Exchange Act and the rules thereunder) in excess of 9.99% of the then issued and outstanding Common Stock; provided, however, that upon a Holder of this Warrant providing the Issuer with sixty-one (61) days’ notice (pursuant to Section 12 hereof) (the “Waiver Notice”) that such Holder would like to waive this Section 7 with regard to any or all Common Stock issuable upon exercise of this Warrant, this Section 7 will be of no force or effect with regard to all or a portion of the Warrant referenced in the Waiver Notice until the date that the Holder notifies the Issuer (pursuant to Section 12 hereof) that the Holder revokes the Waiver Notice; provided, further, that during the sixty-one (61) day period prior to the expiration of the Term, the Holder may waive this Section 7 by providing a Waiver Notice at any time during such sixty-one (61) day period.

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8. Definitions. For the purposes of this Warrant, the following terms have the following meanings:

“Additional Common Stock” means all Common Stock issued by the Issuer after the Public Listing Date, and all Other Common Stock, if any, issued by the Issuer after the Public Listing Date, except: (i) securities issued (other than for cash) in connection with a merger, acquisition, or consolidation, (ii) securities issued pursuant to the conversion or exercise of convertible or exercisable securities issued or outstanding on or prior to the date of the Purchase Agreement or issued pursuant to the Purchase Agreement (so long as the conversion or exercise price in such securities are not amended to lower such price and/or adversely affect the Holder unless the issuance of shares pursuant to the Purchase Agreement results in a lower adjusted price), (iii) the Warrant Shares, (iv) securities issued in connection with bona fide strategic license agreements, consulting agreements, or other partnering or technology development arrangements so long as such issuances are not for the purpose of raising capital, (v) Common Stock issued or the issuance or grants of options to purchase Common Stock pursuant to the Issuer’s option plans and employee equity purchase plans outstanding as they exist on the date of the Purchase Agreement or as subsequently approved by the Board provided that the number of Common Stock issued pursuant to such plans approved after the date of the Purchase Agreement does not exceed five percent (5%) of the Common Stock outstanding, and (vi) any warrants issued to the finders, placement agents or their respective designees for the transactions contemplated by the Purchase Agreement or in subsequent offerings or placements. The exclusions set forth in this definition shall also apply to the issuance or sale of Common Stock Equivalents.

“Affiliate” means, with respect to any Person, any other Person that, directly or indirectly, controls, is controlled by or is under common control with such Person. For purposes of this definition, the term “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities, by contract or otherwise.

“Articles of Incorporation” means the Articles of Incorporation of the Issuer as in effect on the date hereof, and as hereafter from time to time amended, modified, supplemented or restated in accordance with the terms hereof and thereof and pursuant to applicable law.

“Board” shall mean the Board of Directors of the Issuer.

“Business Day” means any day other than Saturday, Sunday or any other day on which commercial banks in the City of New York, New York, are authorized or required by law or executive order to close.

“Change of Control” shall mean (i) the acquisition by any Person of direct or indirect beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than 50% of the combined voting power of the then-issued and outstanding equity of the Company; (ii) the occurrence of a merger, consolidation, reorganization, share exchange or similar corporate transaction, whether or not the Company is the Surviving Corporation, other than a transaction which would result in the voting equity outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the Surviving Corporation) at least 50% of the voting shares of the Company or such Surviving Corporation immediately after such transaction; or (iii) the sale, transfer or disposition of all or substantially all of the business and assets of the Company to any Person.

“Share of Common Stock Equivalent” means any Convertible Security or warrant, option or other right to subscribe for or purchase any Additional Common Stock or any Convertible Security.

“Convertible Securities” means any debt instrument, shares of Equity Capital or other Securities which are or may be at any time convertible into or exchangeable for Additional Common Stock. The term “Convertible Security” means one of the Convertible Securities.

“Equity Capital” means and includes (i) any and all ordinary shares, stock or other common or ordinary equity shares, interests, participations or other equivalents of or interests therein (however designated), including, without limitation, shares of preferred or preference shares, (ii) all partnership interests (whether general or limited) in any Person which is a partnership, (iii) all membership interests or limited liability company interests in any limited liability company, and (iv) all equity or ownership interests in any Person of any other type.

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“Governmental Authority” means any governmental, regulatory or self-regulatory entity, department, body, official, authority, commission, board, agency or instrumentality, whether federal, state or local, and whether domestic or foreign.

“Holders” mean the Persons who shall from time to time own this Warrant or any one or more Warrants issued in replacement hereof in accordance with the terms hereof. The term “Holder” means one of the Holders.

“Independent Appraiser” means a nationally recognized or major regional investment banking firm or firm of independent certified public accountants of recognized standing (which may be the firm that regularly examines the financial statements of the Issuer) that is regularly engaged in the business of appraising the Equity Capital or assets of corporations or other entities as going concerns, and which is not affiliated with either the Issuer or the Holder of any Warrant.

“Other Common Stock” means any other Equity Capital of the Issuer of any class which shall be authorized at any time after the date of this Warrant (other than Common Stock) and which shall have the right to participate in the distribution of earnings and assets of the Issuer without limitation as to amount.

“Person” means an individual, corporation, limited liability company, partnership, joint stock company, trust, unincorporated organization, joint venture, Governmental Authority or other entity of whatever nature.

“Per Share Market Value” means on any particular date (a) the last closing bid price per share of Common Stock on such date on a registered national stock exchange on which the Common Stock are then listed, or if there is no such price on such date, then the closing price on such exchange or quotation system on the date nearest preceding such date, or (b) if the Common Stock are not listed or traded then on any registered national stock exchange, the last closing bid price for a share of Common Stock in the over-the-counter market, as reported by the U.S. national securities exchange on which the Common Stock are traded at the close of business on such date, or (c) i f the Common Stock are not then publicly traded the fair market value of a share of Common Stock as determined by an Independent Appraiser selected in good faith by the Holder; provided, however, that the Issuer, after receipt of the determination by such Independent Appraiser, shall have the right to select an additional Independent Appraiser, in which case, the fair market value shall be equal to the average of the determinations by each such Independent Appraiser; and provided, further that all determinations of the Per Share Market Value shall be appropriately adjusted for any dividends, splits or other similar transactions during such period. The determination of fair market value by an Independent Appraiser shall be based upon the fair market value of the Issuer determined on a going concern basis as between a willing buyer and a willing seller and taking into account all relevant factors determinative of value, and shall be final and binding on all parties. In determining the fair market value of any Common Stock, no consideration shall be given to any restrictions on transfer of the Common Stock imposed by agreement or by federal or state securities laws, or to the existence or absence of, or any limitations on, voting rights.

“Securities” means any debt or equity securities of the Company, whether now or hereafter authorized, any instrument convertible into or exchangeable for Securities or a Security, and any option, warrant or other right to purchase or acquire any Security.

“Security” means one of the Securities.

“Securities Act” means the Securities Act of 1933, as amended, or any similar federal statute then in effect.

“Share Purchase Agreement” means the Share Purchase Agreement dated as of the date hereof, by and among the Company and GCEF Opportunity Fund, LLC.

“Subsidiary” means any corporation at least 50% of whose outstanding Voting Shares shall at the time be owned directly or indirectly by the Company or by one or more of its Subsidiaries, or by the Company and one or more of its Subsidiaries.

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“Surviving Corporation” means (a) the corporation surviving or resulting from any merger, consolidation, reorganization, share exchange or similar corporate transaction involving the Company; (b) the direct or indirect parent company of such surviving corporation; or (c) an entity that acquires all or substantially all of the business and assets of the Company.

“Term” has the meaning specified in Section 1 hereof.

“Trading Day” means a day on which the Common Stock are traded on the Principal Market; provided, however, that in the event that the Common Stock are not listed or quoted as set forth in the foregoing clause, then Trading Day shall mean any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other government action to close.

“Voting Shares” means, as applied to the Equity Capital of any corporation, Equity Capital of any class or classes (however designated) having ordinary voting power for the election of a majority of the members of the Board of Directors (or other governing body) of such corporation, other than Equity Capital having such power only by reason of the happening of a contingency.

“Warrant Price” means the exercise price set forth in the first paragraph of this Warrant, as such price may be adjusted from time to time as shall result from the adjustments specified in this Warrant, including Section 4 hereto.

“Warrant Share Number” means at any time the aggregate number of Warrant Shares which may at such time be purchased upon exercise of this Warrant, after giving effect to all prior adjustments and increases to such number made or required to be made under the terms hereof.

“Warrant Shares” means Common Stock issuable upon exercise of this Warrant.

9. Other Notices. In case at any time:

(a) the Issuer shall make any distributions to the holders of Common Stock; or

(b) the Issuer shall authorize the granting to all holders of its Common Stock of rights to subscribe for or purchase any shares of Equity Capital of any class or other rights; or

(c) there shall be any reclassification of the Equity Capital of the Issuer; or

(d) there shall be any capital reorganization by the Issuer; or

(e) there shall be any (i) consolidation or merger involving the Issuer or (ii) sale, transfer or other disposition of all or substantially all of the Issuer’s property, assets or business (except a merger or other reorganization in which the Issuer shall be the surviving corporation and its shares of Equity Capital shall continue to be outstanding and unchanged and except a consolidation, merger, sale, transfer or other disposition involving a wholly-owned Subsidiary); or

(f) there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Issuer or any partial liquidation of the Issuer or distribution to holders of Common Stock;

then, in each such case, the Issuer shall, to the extent permitted by law, give written notice to the Holder of the date on which (i) the books of the Issuer shall close or a record shall be taken for such dividend, distribution or subscription rights or (ii) such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation or winding-up, as the case may be, shall take place. Such notice also shall specify the date as of which the holders of Common Stock of record shall participate in such dividend, distribution or subscription rights, or shall be entitled to exchange their certificates for Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation or winding-up, as the case may be. To the extent permitted by law, such notice shall be given at least twenty (20) days prior to the action in question and not less than five (5) days prior to the record date or the date on which the Issuer’s transfer books are closed in respect thereto. This Warrant entitles the Holder to receive copies of all financial and other information distributed or required to be distributed to the holders of the Common Stock.

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10. Amendment and Waiver. Any term, covenant, agreement or condition in this Warrant may be amended, or compliance therewith may be waived (either generally or in a particular instance and either retroactively or prospectively), by a written instrument or written instruments executed by the Issuer and the Holder.

11. Governing Law; Jurisdiction. This Warrant shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to any of the conflicts of law principles which would result in the application of the substantive law of another jurisdiction. This Warrant shall not be interpreted or construed with any presumption against the party causing this Warrant to be drafted. The Issuer and the Holder agree that venue for any dispute arising under this Warrant will lie exclusively in the state or federal courts located in Delaware, and the parties irrevocably waive any right to raise forum non conveniens or any other argument that Delaware is not the proper venue. The Issuer and the Holder irrevocably consent to personal jurisdiction in the state and federal courts of the state of Delaware. The Issuer and the Holder consent to process being served in any such suit, action or proceeding by sending by electronic mail a copy thereof to such party at the address in effect for notices to it under this Warrant and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this Section 11 shall affect or limit any right to serve process in any other manner permitted by law. THE ISSUER AND THE HOLDER HEREBY AGREE THAT THE PREVAILING PARTY IN ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS WARRANT OR THE PURCHASE AGREEMENT, SHALL BE ENTITLED TO REIMBURSEMENT FOR REASONABLE LEGAL FEES FROM THE NON-PREVAILING PARTY. THE PARTIES HEREBY WAIVE ALL RIGHTS TO A TRIAL BY JURY.

12. Notices. Any notice, demand, request, waiver or other communication required or permitted to be given hereunder shall be delivered in writing by electronic mail, return receipt requested, properly addressed to the Party to receive the same. The email addresses for such communications shall be:

If to the Company:	TurnOnGreen, Inc. Attn: Amos Kohn Email: akohn@turnongreen.com

With a copy (which shall not constitute notice) to:	Henry Nisser, Esq. Email: Henry@ault.com

If to GCEF:	GCEF Opportunity Fund, LLC Email: gcefopportunityfund@gmail.com

With a copy (which shall not constitute notice) to:	___ Attn: ___ Email: ___

Any party hereto may from time to time change its address for notices by giving written notice of such changed address to the other party hereto.

13. Warrant Agent. The Issuer may, by written notice to each Holder of this Warrant, appoint an agent having an office in Los Angeles County for the purpose of issuing Warrant Shares on the exercise of this Warrant pursuant to Section 2(b) above, exchanging this Warrant pursuant to Section 2(c) above or replacing this Warrant pursuant to Section 3(d). above, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

14. Remedies. The Issuer stipulates that the remedies at law of the Holder of this Warrant in the event of any default or threatened default by the Issuer in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate and that, to the fullest extent permitted by law, such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

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15. Successors and Assigns. This Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors and permitted assigns of the Issuer, the Holder hereof and (to the extent provided herein) the Holders of Warrant Shares issued pursuant hereto, and shall be enforceable by any such Holder or Holder of Warrant Shares.

16. Modification and Severability. If, in any action before any court or agency legally empowered to enforce any provision contained herein, any provision hereof is found to be unenforceable, then such provision shall be deemed modified to the extent necessary to make it enforceable by such court or agency. If any such provision is not enforceable as set forth in the preceding sentence, the unenforceability of such provision shall not affect the other provisions of this Warrant, but this Warrant shall be construed as if such unenforceable provision had never been contained herein.

17. Headings. The headings of the Sections of this Warrant are for convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

18. Registration Rights. The Holder of this Warrant is entitled to the benefit of certain registration rights with respect to the Warrant Shares issuable upon the exercise of this Warrant pursuant to that certain Registration Rights Agreement, of even date herewith, by and among the Issuer and the Holder (the “Registration Rights Agreement”) and the registration rights with respect to the Warrant Shares issuable upon the exercise of this Warrant by any subsequent Holder may only be assigned in accordance with the terms and provisions of the Registration Rights Agreement.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, the Issuer has executed this Warrant as of the day and year first above written.

TURNONGREEN, INC.

By:
Name:	Amos Kohn
Title:	Chief Executive Officer

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EXERCISE FORM WARRANT

TURNONGREEN, INC.

The undersigned___________, pursuant to the provisions of the within Warrant, hereby elects to purchase ___________ Common Stock covered by the within Warrant.

Dated:	Signature

Address:

Number of Common Stock beneficially owned or deemed beneficially owned by the Holder on the date of exercise:

The undersigned is an “accredited investor” as defined in Regulation D under the Securities Act of 1933, as amended.

The undersigned intends that payment of the Warrant Price shall be made as (check one):

Cash Exercise _________________________________________________________________

Cashless Exercise ______________________________________________________________

If the Holder has elected a cash exercise, the Holder shall pay the sum of $__________ by certified or official bank check (or via wire transfer) to the Issuer in accordance with the terms of the Warrant.

If the Holder has elected a cashless exercise, a certificate shall be issued to the Holder for the number of shares equal to the whole number portion of the product of the calculation set forth below, which is__________. The Company shall pay a cash adjustment in respect of the fractional portion of the product of the calculation set forth below in an amount equal to the product of the fractional portion of such product and the Per Share Market Value on the date of exercise, which product is____________.

Where: X = Y - (A)(Y)

                          B

The number of Common Stock to be issued to the Holder____________ (“X”).

The number of Common Stock purchasable upon exercise of all of the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being exercised_____________________ (“Y”).

The Warrant Price ___________________ (“A”).

The Per Share Market Value of one Common Stock_________________ (“B”).

ASSIGNMENT

FOR VALUE RECEIVED, _________________hereby sells, assigns and transfers unto _________________ the within Warrant and all rights evidenced thereby and does irrevocably constitute and appoint_________________, attorney, to transfer the said Warrant on the books of the within named corporation.

Dated:	Signature

Address:

PARTIAL ASSIGNMENT

FOR VALUE RECEIVED, _____________________ hereby sells, assigns and transfers unto the right to purchase ________________________Warrant Shares evidenced by the within Warrant together with all rights therein, and does irrevocably constitute and appoint_________________________, attorney, to transfer that part of the said Warrant on the books of the within named corporation.

Dated:	Signature

Address:

FOR USE BY THE ISSUER ONLY:

This Warrant No. W- canceled (or transferred or exchanged) this ____________ day of____________, Common Stock issued therefor in the name of____________, Warrant No. W-_______ issued for ____________ Common Stock in the name of_________________.

EXHIBIT C

FORM OF COMPANY CLOSING CERTIFICATE

[See attached.]

CLOSING CERTIFICATE OF

TurnOnGreen, Inc.

July 25, 2024

Reference is made to the Share Purchase Agreement (the “Purchase Agreement”), of even date herewith, by and among TurnOnGreen, Inc. a Nevada corporation and having a principal place of business at 1421 McCarthy Blvd. Milpitas, CA 95035 (the “Company”); GCEF Opportunity Fund, LLC, a Delaware Limited Liability Company at 780 Deltona Blvd, Suite 202, Deltona, FL 32725 (the “Purchaser” and together with the Company and Purchaser, the “Parties”). Capitalized terms not defined herein shall have the meanings given them in the Purchase Agreement.

Pursuant to Section 5.01 of the Purchase Agreement, the undersigned hereby certifies that she is the Chief Executive Officer of the Company, and that, as such, she is authorized to execute and deliver this certificate in the name and on behalf of the Company in connection with the execution and delivery of the Purchase Agreement, that certain Registration Rights Agreement by and among the Parties, and that certain Warrant issued to Purchaser by the Company, in each case, as of even date herewith (collectively, the “Transaction Documents”), as well as the transactions contemplated thereby (the “Transactions”), to which this certificate relates, and further certifies in her official capacity, in the name and on behalf of the Company, the items set forth below.

1.	Attached hereto as Exhibit A is a true, correct and complete copy of action of the Board of Directors of the Company taken by written consent, dated ___ authorizing and ordering the Transactions and the Company’s performance thereof, as well as the execution and delivery of the Transaction Documents, this certificate, and other instruments ancillary thereto. The resolutions contained in Exhibit A have not in any way been amended, modified, revoked or rescinded, have been in full force and effect since their adoption to and including the date hereof and are now in full force and effect.

2.	Attached hereto as Exhibit B is a true, correct and complete copy of the Articles of Incorporation of the Company, together with any and all amendments thereto, and no action has been taken to further amend, modify or repeal such Articles of Incorporation, the same being in full force and effect in the attached form as of the date hereof.

3.	Attached hereto as Exhibit C is a true, correct and complete copy of the Bylaws of the Company, together with any and all amendments thereto, and no action has been taken to further amend, modify or repeal such Bylaws, the same being in full force and effect in the attached form as of the date hereof.

4.	The Company is validly existing and in good standing under the laws of the State of Nevada, and there are no pending winding up, liquidation or dissolution actions or proceedings by or against the Company.

5.	Each person listed below has been duly elected or appointed to the position(s) indicated opposite her name and is duly authorized to sign the Purchase Agreement and each of the Transaction Documents on behalf of the Company.

Name	Position

Amos Kohn	Chief Executive Officer

6.	The Company has all requisite corporate and legal power and authority to own and operate its assets and to carry on its business as it is now being conducted and to enter into and perform its obligations under the Transaction Documents.

7.	All corporate proceedings of the Company necessary to be taken in connection with the authorization, execution and delivery by the Company of, and the performance by the Company of its obligations under, the Transaction Documents have been duly taken, and all such authorizations are presently in effect.

8.	Each of the Transaction Documents has been duly executed and delivered by the Company and constitutes the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

9.	The undersigned has made due inquiry of all persons deemed necessary or appropriate to verify or confirm the statements contained herein.

10.	The undersigned is duly authorized and empowered by all corporate action to make this certification on behalf and in the name of the Company.

11.	The registered office of the Company is located at 1421 McCarthy Blvd., Milpitas, CA 95035.

IN WITNESS WHEREOF, the undersigned, being the duly elected and acting Chief Executive Officer of the Company, has executed this certificate as of the date first set forth above.

TURNONGREEN, INC.

By:
Name:	Amos Kohn
Its:	Chief Executive Officer

EXHIBIT A

RESOLUTIONS

[See attached.]

EXHIBIT B

ARTICLES OF INCORPORATION

[See attached.]

**DEAN HELLER**
**Secretary of State**
**206 North Carson Street**
**Carson City, Nevada 89701-4299**
**(775) 684-5708**

# Articles of Incorporation

(PURSUANT TO NRS 78)

***Important: Read attached instructions before completing form.***

Entity #
E0185402005-9
Document Number:
20050105413-31
Date Filed
4/5/2005 4:02:14 PM
In the office of
*Dean Heller*
Dean Heller
Secretary of State

| | |
|---|---|
| ***1. Name of Corporation:*** | EMCOR HOLDINGS INC. |
| ***2. Resident Agent Name and Street Address:*** (Must be a Nevada address where process may be served) | CSC SERVICES OF NEVADA, INC.<br>502 E JOHN ST, CARSON CITY, NEVADA 89706<br>Street Address City Zip Code |
| ***3. Shares:*** (Number of shares Corporation authorized to issue) | Number of shares 100,000,000 common<br>with par value: 5,000,000 preferred Par Value: $ .001 Number of shares without par value: |
| ***4. Names & Addresses of Board of Directors/Trustees:*** (attach additional page if there is more than 3 directors) | 1. SHARON COCKER<br>Name<br>10478 NIERETTO COURT RANCHO CORDOVA, CA 95670<br>Street Address |
| | Certificate of Amendment to Designation- After Issuance of Class or Series<br>The amendment has been approved by the vote of stockholders holding shares in the corporation entitling them to exercise a majority of the voting power, or such greater proportion of the voting power as may be required by the articles of incorporation or the certificate of designation. |
| ***5. Purpose:*** *(Optional see instructions)* | The purpose of this Corporation shall be: |
| ***6. Names, Address and Signature of Incorporator:*** | C. WOODGATE /s/ C. WOODGATE<br>Name<br>502 E JOHN ST, CARSON CITY, NV 89706<br>Address |
| ***7. Certificate of Acceptance of Appointment of Resident Agent:*** | I hereby accept appointment of Resident Agent for the above named corporation. Date: 03/18/05<br>CSC Services of Nevada, Inc.<br>By: /s/ C. WOODGATE<br>Authorized Signature of R.A. |

**EMCOR HOLDINGS INC.**

**ADDITIONAL ARTICLES**

## Section 1. Capital Stock

The aggregate number of shares that the Corporation will have authority to issue is One Hundred and Five Million (105,000,000), of which One Hundred Miiion (100,000,000) shares will be common stock, with a par value of $0.001 per share, and Five Miiion (5,000,000) shares will be preferred stock, with a par value of $0.001 per share.

The Preferred Stock may be divided Into and issued in series. The Board of Directors of the Corporation is authorized to divide the authorized shares of Preferred Stock into one or more series, each of which shall be so designated as to distinguish the shares thereof from the shares of all other series and classes. The Board of Directors of the Corporation Is authorized, within any limitations prescribed by law and this Article, to fix and determine the designations, rights, qualifications, preferences, limitations and terms of the shares of any series of Preferred Stock including but not limited to the following:

(a) The rate of dividend, the time of payment of dividends, whether dividends are cumulative, and the date from which any dividends shall accrue;

(b) Whether shares may be redeemed, and, if so, the redemption price and the terms and conditions of redemption;

(c) The amount payable upon shares In the event of voluntary or involuntary liquidation;

(d) Sinking fund or other provisions, if any, for the redemption or purchase of shares;

(e) The terms and conditions on which shares may be converted, if the shares of any series are issued with the privilege of conversion;

(f) Voting powers, If any, provided that if any of the Preferred Stock or series thereof shall have voting rights, such Preferred Stock or series shall vote only on a share for share basis with the Common Stock on any matter, including but not limited to the election of directors, for which such Preferred Stock or series has such rights; and

(g) Subject to the foregoing, such other terms, qualifications, privileges, limitations, options, restrictions, and special or relative rights and preferences, If any, of shares or such series as the Board of Directors of the Corporation may, at the time so acting, lawfully fix and determine under the laws of the State of Nevada.

The Corporation shall not declare, pay or set apart for payment any dividend or other distribution (unless payable solely in shares of Common Stock or other class of stock junior to the Preferred Stock as to dividends or upon liquidation) in respect of Common Stock, or other class of stock junior to the Preferred Stock, nor shall It redeem, purchase or otherwise acquire for consideration shares of any of the foregoing, unless dividends, if any, payable to holders of Preferred Stock for the current period (and in the case of cumulative dividends, if any, payable to holders of Preferred Stock for the current period and in the case of cumulative dividends, if any, for all past periods) have been paid, are being paid or have been set aside for payment, in accordance with the terms of the Preferred Stock, as fixed by the Board of Directors.

In the even of the liquidation of the Corporation, holders of Preferred Stock shall be entitled to receive, before any payment or distribution on the Common Stock or any other class of stock junior to the Preferred Stock upon liquidation, a distribution per share in the amount of the liquidation preference, if any, fixed or determined In accordance with the terms of such Preferred Stock plus, if so provided In such terms, an amount per share equal to accumulated and unpaid dividends in respect of such Preferred Stock (whether or not earned or declared) to the date of such distribution. Neither the sale, lease or exchange of all or substantially all of the property and assets of the Corporation, nor any consolidation or merger of the Corporation, shall be deemed to be a liquidation for the purposes of this Article.

## Section 2. Board of Directors

(a) *Number of Directors.* The number of the directors constituting the entire Board will be not less than one (1) nor more than fifteen (15) as fixed from time to time by vote of the majority of the entire Board, provided, however, that the number of directors will not be reduced so as to shorten the term of any director at the time in office.

2

(a) ***Vacancies.*** Any vacancies in the Board of Directors for any reason, and any directorships resulting from any increase In the number of directors, may be filled by the Board of Directors, acting by a majority of the directors then in office, although less than a quorum, and any directors so chosen will hold office during the remainder of the term of office of the resigning director.

## Section 3. Acquisition of Controlling Interest

The Corporation elects not to be governed by NRS 78.378 to 78.3793, Inclusive.

## Section 4. Combinations with Interest Stockholders

The Corporation elects not to be governed by NRS 78.411 to 78.444, inclusive.

## Section 5. Liability

To the fullest extent permitted by NRS 78, a director or officer of the Corporation will not be personally liable to the Corporation or its stockholders for damages for breach of fiduciary duty as a director or officer, provided that this article will not eliminate or limit the liability of a director or officer for.

(a) acts or omissions which involve intentional misconduct fraud or a knowing violation of law; or

(b) the payment of distributions in violation of NRS 78.300, as amended.

Any amendment or repeal of this Section 5 will not adversely affect any right or protection of a director of the Corporation existing Immediately prior to such amendment or repeal.

## Section 6. Indemnification

(a) ***Right to Indemnification.*** The Corporation will indemnify to the fullest extent permitted by law any person (the "Indemnitee") made or threatened to be made a party to any threatened, pending or completed action or proceeding, whether civil, criminal, administrative or investigative (whether or not by or In the right of the Corporation) by reason of the fact that he or she is or was a director of the Corporation or is or was serving as a director, officer, employee or agent of another entity at the request of the Corporation or any predecessor of the Corporation against judgments, fines, penalties, excise taxes, amounts paid In settlement and costs, charges and expenses (Including attorneys' fees and disbursements) that he or she incurs in connection with such action or proceeding.

(b) *Inurement.* The right to indemnification will Inure whether or not the claim asserted is based on matters that predate the adoption of this Section 6, will continue as to an Indemnitee who has ceased to hold the position by virtue of which he or she was entitled to indemnification, and will inure to the benefit of his or her heirs and personal representatives.

(c) ***Non-exclusivity of Rights.*** The right to Indemnification and to the advancement of expenses conferred by this Section 6 are not exclusive of any other rights that an Indemnitee may have or acquire under any statute, bylaw, agreement, vote of stockholders or disinterested directors, this Certificate of Incorporation or otherwise.

(d) ***Other Sources.*** The Corporation's obligation, if any, to Indemnify or to advance expenses to any Indemnitee who was or is serving at Its request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, enterprise or other entity will be reduced by any amount such Indemnitee may collect as indemnification or advancement of expenses from such other entity.

(e) ***Advancement of Expenses.*** The Corporation will, from time to time, reimburse or advance to any Indemnitee the funds necessary for payment of expenses, including attorneys' fees and disbursements, Incurred In connection with defending any proceeding for which he or she is indemnified by the Corporation, in advance of the final disposition of such proceeding; provided that the Corporation has received the undertaking of such director or officer to repay any such amount so advanced if it is ultimately determined by a final and unappealable judicial decision that the director or officer is not entitled to be Indemnified for such expenses.

3

*090201*

BARBARA K. CEGAVSKE
Secretary of State

202 North Carson Street
Carson City, Nevada 89701-4201 (775) 684-5708
Website: www.nvsos.gov

# Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

| Filed in the office of Ross Miller Secretary of State State of Nevada | Document Number 20110185762-63 |
|---|---|
| | Filing Date and Time 03/11/2011 12:45 PM |
| | Entity Number E0185402005-9 |

ABOVE SPACE IS FOR OFFICE USE ONLY

USE BLACK INK ONLY - DO NOT HIGHLIGHT

## Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations

**(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)**

**1. Name of corporation:**

Coloured (US) Inc..

**2. The articles have been amended as follows: (provide article numbers, if available)**

To change the name of the corporation and to increase the authorized shares. See attachment.

**3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is:** 24,000,000 (96.4% in favor)

**4.** Effective date and time of filing: (optional) Date: 3/25/11

(must not be later than 90 days after the certificate is filed)

**5.** Signature: (required)

/s/

Signature of Officer

**If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote. in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.**

**IMPORTANT:** Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.
This form must be accompanied by appropriate fees.

Nevada Secretary of State Amend Profit-After
Revised: 3-6-09

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# Attachment to Certificate of Amendment for Coloured (US) Inc.

State of Nevada

Article I is amended to read as follows;

The name of the Corporation shall be: Imperalis Holding Corp.

Article IV is amended to read as follows;

The Corporation is authorized to issue a total of 210,000,000 shares, consisting of 10,000,000 shares of preferred stock having a par value of $0.001 per share (hereinafter referred to as "Preferred Stock") and 200,000,000 shares of common stock having a par value of $0.001 per share (hereinafter referred *to* as "Common Stock"). Shares of any class of stock may be issued, without shareholder action, from time to time in one or more series as may from time to time be determined by the board of directors. The board of directors of this Corporation is hereby expressly granted authority, without shareholder action, and within the limits set forth in the Nevada Revised Statutes, to:

(a) designate in whole or in part. the powers, preferences, limitations, and relative rights, of any class of shares before the issuance of any shares of that class;

(b) create one or more series within a class of shares, fix the number of shares of each such series, and designate, in whole or part, the powers, preferences, limitations, and relative rights of the series, all before the issuance of any shares of that series;

(c) alter or revoke the powers, preferences, limitations, and relative lights granted to or imposed upon any wholly unissued class of shares or any wholly unissued series of any class of shares; or

(d) increase or decrease the number of shares constituting any series, the number of shares of which was originally fixed by the board of directors, either before or after the issuance of shares of the series; provided that, the number may not be decreased below the number of shares of the series then outstanding or increased above the total number of authorized shares of the applicable class of shares available for designation as a part *of* the series.

The allocation between the classes, or among the series of each class. of unlimited voting rights and the right to receive the net assets of the Corporation upon dissolution, shall be as designated by the board of directors. All rights accruing to the outstanding shares of the Corporation not expressly provided for to the contrary herein or in the Corporation's bylaws or in any amendment hereto or thereto shall be vested in Common Stock. Accordingly, unless and until otherwise designated by the board of directors of the Corporation, and subject to any superior rights as so designated, the Common Stock shall have unlimited voting rights and be entitled to receive the net assets of the Corporation upon dissolution.

Coloured Certificate of Amendment Attachment

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Exhibit 3.1

IN WITNESS WHEREOF, the Corporation has caused this Amended and Restated Articles of Incorporation to be duly executed and acknowledged in its name and on its behalf by the undersigned officer, thereunto duly authorized, as of this 30th day of August, 2023.

IMPERALIS HOLDING CORP.

By: ____________________
Amos Kohn
Chief Executive Officer
1421 McCarthy Blvd.
Milpitas, CA 95035

- 6 -

EXHIBIT C

BYLAWS

[See attached.]

# BYLAWS
## OF
# EMCOR HOLDINGS INC.

**(A NEVADA CORPORATION)**

**ARTICLE I**

**OFFICES**

**Section 1. Registered Office.** The registered office of **EMCOR HOLDINGS INC.** (the "Corporation") in the State of Nevada shall be in the City of Las Vegas, State of Nevada.

**Section 2. Other Offices.** The Corporation shall also have and maintain an office or principal place of business at such place as may be fixed by the Board of Directors, and may also have offices at such other places, both within and without the State of Nevada as the Board of Directors may from time to time determine or the business of the Corporation may require.

**ARTICLE II**

**CORPORATE SEAL**

**Section 3. Corporate Seal.** The corporate seal shall consist of a die bearing the name of the Corporation and the inscription, "Corporate Seal-Nevada." Said seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

**ARTICLE III**

**STOCKHOLDERS' MEETINGS**

**Section 4. Place of Meetings.** Meetings of the stockholders of the Corporation shall be held at such place, either within or without the State of Nevada, as may be designated from time to time by the Board of Directors, or, if not so designated, then at the office of the Corporation required to be maintained pursuant to Section 2 hereof.

1

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**Section 5. Annual Meeting.**

(a) The annual meeting of the stockholders of the Corporation, for the purpose of election of directors and for such other business as may lawfully come before it, shall be held on such date and at such time as may be designated from time to time by the Board of Directors.

(b) At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be: (A) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (8) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (C) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the Corporation not later than the close of business on the sixtieth (60th) day nor earlier than the close of business on the ninetieth (90th) day prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than thirty (30) days from the date contemplated at the.time of the previous year's proxy statement, notice by the stockholder to be timely must be so received not earlier than the close of business on the ninetieth (90th) day prior to such annual meeting and not later than the close of business on the later of the sixtieth (60th) day prior to such annual meeting or, in the event public announcement of the date of such annual meeting is first made by the Corporation fewer than seventy (70) days prior to the date of such annual meeting, the close of business on the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the Corporation. A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the Corporation's books, of the stockholder proposing such business, (iii) the class and number of shares of the Corporation which are beneficially owned by the stockholder, (iv) any material interest of the stockholder in such business and (v) any other information that is required to be provided by the stockholder pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "1934 Act"), in his capacity as a proponent to a stockholder proposal. Notwithstanding the foregoing, in order to include information with respect to a stockholder proposal in the proxy statement and form of proxy for a stockholder's meeting, stockholders must provide notice as required by the regulations promulgated under the 1934 Act. Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at any annual meeting except in accordance with the procedures set forth in this paragraph (b). The chairman of the annual meeting shall, if the facts warrant, determine and declare at the meeting that business was not properly brought before the meeting and in accordance with the provisions of this paragraph (b), and, if he should so determine, he shall so declare at the meeting that any such business not properly brought before the meeting shall not be transacted.

2

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(c) Only persons who are confirmed in accordance with the procedures setforth in this paragraph (c) shall be eligible for election as directors. Nominations of persons for election to the Board of Directors of the Corporation may be made at a meeting of stockholders by or at the direction of the Board of Directors or by any stockholder of the Corporation entitled to vote in the election of directors at the meeting who complies with the notice procedures set forth in this paragraph (c). Such nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the Corporation in accordance with the provisions of paragraph (b) of this Section 5. Such stockholder's notice shall set forth (i) as to each person, if any, whom the stockholder proposes to nominate for election or re-election as a director:

(A) the name, age, business address and residence address of such person, (B) the principal occupation or employment of such person, (c) the class and number of shares of the Corporation which are beneficially owned by such person, (D) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the stockholder, and (E) any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the 1934 Act (including without limitation such person's written consent to being named in the proxy statement, if any, as a nominee and to serving as a director if elected); and (ii) as to such stockholder giving notice, the information required to be provided pursuant to paragraph (b) of this Section 5. At the request of the Board of Directors, any person nominated by a stockholder for election as a director shall furnish to the Secretary of the Corporation that information required to be set forth in the stockholder's notice of nomination which pertains to the nominee. No person shall be eligible for election as a director of the Corporation unless nominated in accordance with the procedures set forth in this paragraph (c). The chairman of the meeting shall, if the facts warrant, determine and declare at the meeting that a nomination was not made in accordance with the procedures prescribed by these Bylaws, and if he should so determine, he shall so declare at the meeting, and the defective nomination shall be disregarded.

(d) For purposes of this Section 5, "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

**Section 6. Special Meetings.**

(a) Special meetings of the stockholders of the Corporation may be called, for any purpose or purposes, by (i) the Chairman of the Board of Directors, (ii) the Chief Executive Officer, or (iii) the Board of Directors pursuant to a resolution adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board of Directors for adoption), and shall be held at such place, on such date, and at such time as the Board of Directors, shall determine.

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(b) If a special meeting is called by any person or persons other than the Board of Directors, the request shall be in writing, specifying the general nature of the business proposed to be transacted, and shall be delivered personally or sent by registered mail or by telegraphic or other facsimile transmission to the Chairman of the Board of Directors, the Chief Executive Officer, or the Secretary of the Corporation. No business may be transacted at such special meeting otherwise than specified in such notice. The Board of Directors shall determine the time and place of such special meeting, which shall be held not less than thirty-five (35) nor more than one hundred twenty (120) days after the date of the receipt of the request. Upon determination of the time and place of the meeting, the officer receiving the request shall cause notice to be given to the stockholders entitled to vote, in accordance with the provisions of Section 7 of these Bylaws. If the notice.is not given within sixty (60) days after the receipt of the request, the person or persons requesting the meeting may set the time and place of the meeting and give the notice. Nothing contained in this paragraph (b) shall be construed as limiting, fixing, or affecting the time when a meeting of stockholders called by action of the Board of Directors may be held.

**Section** 7. **Notice of Meetings.** Except as otherwise provided by law or the Articles of Incorporation, written notice of each meeting of stockholders shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting, such notice to specify the place, date and hour and purpose or purposes of the meeting. Notice of the time, place and purpose of any meeting of stockholders may be waived in writing, signed by the person entitled to notice thereof, either before or after such meeting, and will be waived by any stockholder by his attendance thereat in person or by proxy, except when the stockholder attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Any stockholder so waiving notice of such meeting shall be bound by the proceedings of any such meeting in all respects as if due notice thereof had been given.

**Section 8. Quorum.** At all meetings of stockholders, except where otherwise provided by statute or by the Articles of Incorporation, or by these Bylaws, the presence, in person or by proxy duly authorized, of the holder or holders of not less than one percent (1%) of the outstanding shares of stock entitled to vote shall constitute a quorum for the transaction of business. In the absence of a quorum, any meeting of stockholders may be adjourned, from time to time, either by the chairman of the meeting or by vote of the holders of a majority of the shares represented thereat, but no other business shall be transacted at such meeting. The stockholders present at a duly called or convened meeting, at which a quorum is present, may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum. Except as otherwise provided by law, the Articles of Incorporation or these Bylaws, all action taken by the holders of a majority of the votes cast, excluding abstentions, at any meeting at which a quorum is present shall be valid and binding upon the Corporation; provided, however, that directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. Where a separate vote by a class or classes or series

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is required, except where otherwise provided by the statute or by the Articles of Incorporation or these Bylaws, a majority of the outstanding shares of such class or classes or series, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to that vote on that matter and, except where otherwise provided by the statute or by the Articles of Incorporation or these Bylaws, the affirmative vote of the majority (plurality, in the case of the election of directors) of the votes cast, including abstentions, by the holders of shares of such class or classes or series shall be the act of such class or classes or series.

**Section 9. Adjournment and Notice of Adjourned Meetings.** Any meeting of stockholders, whether annual or special, may be adjourned from time to time either by the chairman of the meeting or by the vote of a majority of the shares casting votes, excluding abstentions. When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

**Section 10. Voting Rights.** For the purpose of determining those stockholders entitled to vote at any meeting of the stockholders, except as otherwise provided by law, only persons in whose names shares stand on the stock records of the Corporation on the record date, as provided in Section 12 of these Bylaws, shall be entitled to vote at any meeting of stockholders. Every person entitled to vote shall have the right to do so either in person or by an agent or agents authorized by a proxy granted in accordance with Nevada law. An agent so appointed need not be a stockholder. No proxy shall be voted after three (3) years from its date of creation unless the proxy provides for a longer period.

**Section 11. Joint Owners of Stock.** If shares or other securities having voting power stand of record in the names of two (2) or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, tenants by the entirety, or otherwise, or if two (2) or more persons have the same fiduciary relationship respecting the same shares, unless the Secretary is given written notice to the contrary and is furnished with a copy of the instrument or order appointing them or creating the relationship wherein it is so provided, their acts with respect to voting shall have the following effect: (a) if only one (1) votes, his act binds all; (b) if more than one (1) votes, the act of the majority so voting binds all; (c) if more than one (1) votes, but the vote is evenly split on any particular matter, each faction may vote the securities in question proportionally, or may apply to the Nevada Court of Chancery for relief as provided in the General Corporation Law of Nevada, Section 217(b). If the instrument filed with the Secretary shows that any such tenancy is held in unequal interests, a majority or even-split for the purpose of subsection (c) shall be a majority or even-split in interest.

**Section 12. List of Stockholders.** The Secretary shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at said meeting, arranged in alphabetical order, showing the

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address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not specified, at the place where the meeting is to be held. The list shall be produced and kept at the time and place of meeting during the whole time thereof and may be inspected by any stockholder who is present.

**Section 13. Action Without Meeting.** No action shall be taken by the stockholders except at an annual or special meeting of stockholders called in accordance with these Bylaws, or by the written consent of the shareholders in accordance with Chapter 78 of the Nevada Revised Statutes.

**Section 14. Organization.**

(a)At every meeting of stockholders, the Chairman of the Board of Directors, or, if a Chairman has not been appointed or is absent, the President, or, if the President is absent, a chairman of the meeting chosen by a majority in interest of the stockholders entitled to vote, present in person or by proxy, shall act as chairman. The Secretary, or, in his absence, an Assistant Secretary directed to do so by the President, shall act as secretary of the meeting.

(b)The Board of Directors of the Corporation shall be entitled to make such rules or regulations for the conduct of meetings of stockholders as it shall deem necessary, appropriate or convenient. Subject to such rules and regulations of the Board of Directors, if any, the chairman of the meeting shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are necessary, appropriate or convenient for the proper conduct of the meeting, including, without limitation, establishing an agenda or order of business for the meeting, rules and procedures for maintaining order at the meeting and the safety of those present, limitations on participation in such meeting to stockholders of record of the Corporation and their duly authorized and constituted proxies and such other persons as the chairman shall permit, restrictions on entry to the meeting after the time fixed for the commencement thereof, limitations on the time allotted to questions or comments by participants and regulation of the opening and closing of the polls for balloting on matters which are to be voted on by ballot. Unless and to the extent determined by the Board of Directors or the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with rules of parliamentary procedure.

## ARTICLE IV

## DIRECTORS

**Section 15. Number and Qualification.** The authorized number of directors of the Corporation shall be not less than one (1) nor more than twelve (12) as fixed from time

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to time by resolution of the Board of Directors; provided that no decrease in the number of directors shall shorten the term of any incumbent directors. Directors need not be stockholders unless so required by the Articles of Incorporation. If for any cause, the directors shall not have been elected at an annual meeting, they may be elected as soon thereafter as convenient at a special meeting of the stockholders called for that purpose in the manner provided in these Bylaws.

**Section 16. Powers.** The powers of the Corporation shall be exercised, its business conducted and its property controlled by the Board of Directors, except as may be otherwise provided by statute or by the Articles of Incorporation.

**Section 17. Election and Term of Office of Directors.** Members of the Board of Directors shall hold office for the terms specified in the Articles of Incorporation, as it may be amended from time to time, and until their successors have been elected as provided in the Articles of Incorporation.

**Section 18. Vacancies.** Unless otherwise provided in the Articles of Incorporation, any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other causes and any newly created directorships resulting from any increase in the number of directors, shall unless the Board of Directors determines by resolution that any such vacancies or newly created directorships shall be filled by stockholder vote, be filled only by the affirmative vote of a majority of the directors then in office, even though less than a quorum of the Board of Directors. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the director for which the vacancy was created or occurred and until such director's successor shall have been elected and qualified. A vacancy in the Board of Directors shall be deemed to exist under this Bylaw in the case of the death, removal or resignation of any director.

**Section 19. Resignation.** Any director may resign at any time by delivering his written resignation to the Secretary, such resignation to specify whether it will be effective at a particular time, upon receipt by the Secretary or at the pleasure of the Board of Directors. If no such specification is made, it shall be deemed effective at the pleasure of the Board of Directors. When one or more directors shall resign from the Board of Directors, effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each director so chosen shall hold office for the unexpired portion of the term of the director whose place shall be vacated and until his successor shall have been duly elected and qualified.

**Section 20. Removal.** Subject to the Articles of Incorporation, any director may be removed by:

(a) the affirmative vote of the holders of a majority of the outstanding shares of the Corporation then entitled to vote, with or without cause; or

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(b) the affirmative and unanimous vote of a majority of the directors of the Corporation, with the exception of the vote of the directors to be removed, with or without cause.

**Section 21. Meetings.**

(a) **Annual Meetings.** The annual meeting of the Board of Directors shall be held immediately after the annual meeting of stockholders and at the place where such meeting is held. No notice of an annual meeting of the Board of Directors shall be necessary and such meeting shall be held for the purpose of electing officers and transacting such other business as may lawfully come before it.

(b) **Regular Meetings.** Except as hereinafter otherwise provided, regular meetings of the Board of Directors shall be held in the office of the Corporation required to be maintained pursuant to Section 2 hereof. Unless otherwise restricted by the Articles of Incorporation, regular meetings of the Board of Directors may also be held at any place within or without the state of Nevada which has been designated by resolution of the Board of Directors or the written consent of all directors.

(c) **Special Meetings.** Unless otherwise restricted by the Articles of Incorporation, special meetings of the Board of Directors may be held at any time and place within or without the State of Nevada whenever called by the Chairman of the Board, the President or any two of the directors.

(d) **Telephone Meetings.** Any member of the Board of Directors, or of any committee thereof, may participate in a meeting by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting by such means shall constitute presence in person at such meeting.

(e) **Notice of Meetings.** Notice of the time and place of all special meetings of the Board of Directors shall be orally or in writing, by telephone, facsimile, telegraph or telex, during normal business hours, at least twenty-four (24) hours before the date and time of the meeting, or sent in writing to each director by first class mail, charges prepaid, at least three (3) days before the date of the meeting. Notice of any meeting may be waived in writing at any time before or after the meeting and will be waived by any director by attendance thereat, except when the director attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

(f) **Waiver of Notice.** The transaction of all business at any meeting of the Board of Directors, or any committee thereof, however called or noticed, or wherever held, shall be as valid as though had at a meeting duly held after regular call and notice, if a quorum be present and if, either before or after the meeting, each of the directors not present shall sign a written waiver of notice. All such waivers shall be filed with the corporate records or made a part of the minutes of the meeting.

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**Section 22. Quorum and Voting.**

(a) Unless the Articles of Incorporation requires a greater number and except with respect to indemnification questions arising under Section 43 hereof, for which a quorum shall be one-third of the exact number of directors fixed from time to time in accordance with the Articles of Incorporation, a quorum of the Board of Directors shall consist of a majority of the exact number of directors fixed from time to time by the Board of Directors in accordance with the Articles of Incorporation provided, however, at any meeting whether a quorum be present or otherwise, a majority of the directors present may adjourn from time to time until the time fixed for the next regular meeting of the Board of Directors, without notice other than by announcement at the meeting.

(b) At each meeting of the Board of Directors at which a quorum is present, all questions and business shall be determined by the affirmative vote of a majority of the directors present, unless a different vote be required by law, the Articles of Incorporation or these Bylaws.

**Section 23. Action Without Meeting.** Unless otherwise restricted by the Articles of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the Board of Directors or committee, as the case may be, consent thereto in writing, and such writing or writings are filed with the minut s of proceedings of the Board of Directors or committee.

**Section 24. Fees and Compensation.** Directors shall be entitled to such compensation for their services as may be approved by the Board of Directors, including, if so approved, by resolution of the Board of Directors, a fixed sum and expenses of attendance, if any, for attendance at each regular or special meeting of the Board of Directors and at any meeting of a committee of the Board of Directors. Nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity as an officer, agent, employee, or otherwise and receiving compensation therefor.

**Section 25. Committees.**

(a) **Executive Committee.** The Board of Directors may by resolution passed by a majority of the whole Board of Directors appoint an Executive Committee to consist of one (1) or more members of the Board of Directors. The Executive Committee, to the extent permitted by law and provided in the resolution of the Board of Directors shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, including without limitation the power or authority to declare a dividend, to authorize the issuance of stock and to adopt a certificate of ownership and merger, and may authorize the seal of the Corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to amending the Articles of Incorporation (except that a committee may, to the extent authorized in the resolution or resolutions providing for the issuance of shares of

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stock adopted by the Board of Directors fix the designations and any of the preferences or rights of such shares relating to dividends, redemption, dissolution, any distribution of assets of the Corporation or the conversion into, or the exchange of such shares for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the Corporation or fix the number of shares of any series of stock or authorize the increase or decrease of the shares of any series), adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the Corporation's property and assets, recommending to the stockholders a dissolution of the Corporation or a revocation of a dissolution, or amending the bylaws of the Corporation.

(b) **Other Committees.** The Board of Directors may, by resolution passed by a majority of the whole Board of Directors, from time to time appoint such other committees as may be permitted by law. Such other committees appointed by the Board of Directors shall consist of one (1) or more members of the Board of Directors and shall have such powers and perform such duties as may be prescribed by the resolution or resolutions creating such committees, but in no event shall such committee have the powers denied to the Executive Committee in these Bylaws.

(c) **Term.** Each member of a committee of the Board of Directors shall serve a term on the committee coexistent with such member's term on the Board of Directors. The Board of Directors, subject to the provisions of subsections (a) or (b) of this Bylaw may at any time increase or decrease the number of members of a committee or terminate the existence of a committee. The membership of a committee member shall terminate on the date of his death or voluntary resignation from the committee or from the Board of Directors. The Board of Directors may at any time for any reason remove any individual committee member and the Board of Directors may fill any committee vacancy created by death, resignation, removal or increase in the number of members of the committee. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee, and, in addition, in the absence or disqualification of any member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.

(d) **Meetings.** Unless the Board of Directors shall otherwise provide, regular meetings of the Executive Committee or any other committee appointed pursuant to this Section 25 shall be held at such times and places as are determined by the Board of Directors, or by any such committee, and when notice thereof has been given to each member of such committee, no further notice of such regular meetings need be given thereafter. Special meetings of any such committee may be held at any place which has been determined from time to time by such committee, and may be called by any director who is a member of such committee, upon written notice to the members of such committee of the time and place of such special meeting given in the manner provided for the giving of written notice to members of the Board of Directors of the time and place of special meetings of the Board of Directors. Notice of any special meeting of any

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committee may be waived in writing at any time before or after the meeting and will be waived by any director by attendance thereat, except when the director attends such special meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. A majority of the authorized number of members of any such committee shall constitute a quorum for the transaction of business, and the act of a majority of those present at any meeting at which a quorum is present shall be the act of such committee.

**Section 26. Organization.** At every meeting of the directors, the Chairman of the Board of Directors, or, if a Chairman has not been appointed or is absent, the President, or if the President is absent, the most senior Vice President, or, in the absence of any such officer, a chairman of the meeting chosen by a majority of the directors present, shall preside over the meeting. The Secretary, or in his absence, an Assistant Secretary directed to do so by the President, shall act as secretary of the meeting.

## ARTICLEV OFFICERS

**Section 27. Officers Designated.** The officers of the Corporation shall include, if and when designated by the Board of Directors, the Chairman of the Board of Directors, the Chief Executive Officer, the President, one or more Vice Presidents, the Secretary, the Chief Financial Officer, the Treasurer, the Controller, all of whom shall be elected at the annual organizational meeting of the Board of Direction. The Board of Directors may also appoint one or more Assistant Secretaries, Assistant Treasurers, Assistant Controllers and such other officers and agents with such powers and duties as it shall deem necessary. The Board of Directors may assign such additional titles to one or more of the officers as it shall deem appropriate. Any one person may hold any number of offices of the Corporation at any one time unless specifically prohibited therefrom by law. The salaries and other compensation of the officers of the Corporation shall be fixed by or in the manner designated by the Board of Directors.

**Section 28. Tenure and Duties of Officers.**

(a) **General.** All officers shall hold office at the pleasure of the Board of Directors and until their successors shall have been duly elected and qualified, unless sooner removed. Any officer elected or appointed by the Board of Directors may be removed at any time by the Board of Directors. If the office of any officer becomes vacant for any reason, the vacancy may be filled by the Board of Directors.

(b) **Duties of Chairman of the Board of Directors.** The Chairman of the Board of Directors, when present, shall preside at all meetings of the stockholders and the Board of Directors. The Chairman of the Board of Directors shall perform other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors shall designate from time to time. If there is no President, then

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the Chairman of the Board of Directors shall also serve as the Chief Executive Officer of the Corporation and shall have the powers and duties prescribed in paragraph (c) of this Section 28.

(c) **Duties of President.** The President shall preside at all meetings of the stockholders and at all meetings of the Board of Directors, unless the Chairman of the Board of Directors has been appointed and is present. Unless some other officer has been elected Chief Executive Officer of the Corporation, the President shall be the chief executive officer of the Corporation and shall, subject to the control of the Board of Directors, have general supervision, direction and control of the business and officers of the Corporation. The President shall perform other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors shall designate from time to time.

(d) **Duties of Vice Presidents.** The Vice Presidents may assume and perform the duties of the President in the absence or disability of the President or whenever the office of President is vacant. The Vice Presidents shall perform other duties commonly incident to their office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time.

(e) **Duties of Secretary.** The Secretary shall attend all meetings of the stockholders and of the Board of Directors and shall record all acts and proceedings thereof in the minute book of the Corporation. The Secretary shall give notice in conformity with these Bylaws of all meetings of the stockholders and of all meetings of the Board of Directors and any committee thereof requiring notice. The Secretary shall perform all other duties given him in these Bylaws and other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors shall designate from time to time. The President may direct any Assistant Secretary to assume and perform the duties of the Secretary in the absence or disability of the Secretary, and each Assistant Secretary shall perform other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time.

(f) **Duties of Chief Financial Officer.** The Chief Financial Officer shall keep or cause to be kept the books of account of the Corporation in a thorough and proper manner and shall render statements of the financial affairs of the Corporation in such form and as often as required by the Board of Directors or the President. The Chief Financial Officer, subject to the order of the Board of Directors, shall have the custody of all funds and securities of the Corporation. The Chief Financial Officer shall perform other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time. The President may direct the Treasurer or any Assistant Treasurer, or the Controller or any Assistant Controller to assume and perform the duties of the Chief Financial Officer in the absence or disability of the Chief Financial Officer, and each Treasurer and Assistant Treasurer and each Controller and Assistant Controller shall perform other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time.

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**Section 29. Delegation of Authority.** The Board of Directors may from time to time delegate the powers or duties of any officer to any other officer or agent, notwithstanding any provision hereof.

**Section 30. Resignations.** Any officer may resign at any time by giving written notice to the Board of Directors or to the President or to the Secretary. Any such resignation shall be effective when received by the person or persons to whom such notice is given, unless a later time is specified therein, in which event the resignation shall become effective at such later time. Unless otherwise specified in such notice, the acceptance of any such resignation shall not be necessary to make it effective. Any resignation shall be without prejudice to the rights, if any, of the Corporation under any contract with the resigning officer.

**Section 31. Removal.** Any officer may be removed from office at any time, either with or without cause, by the affirmative vote of a majority of the directors in office at the time, or by the unanimous written consent of the directors in office at the time, or by any committee or superior officers upon whom such power of removal may have been conferred by the Board of Directors.

## ARTICLE VI

## EXECUTION OF CORPORATE INSTRUMENTS AND VOTING OF SECURITIES OWNED BY THE CORPORATION

**Section 32. Execution of Corporate Instrument.** The Board of Directors may, in its discretion, determine the method and designate the signatory officer or officers, or other person or persons, to execute on behalf of the Corporation any corporate instrument or document, orto sign on behalf of the Corporation the corporate name without limitation, or to enter into contracts on behalf of the Corporation, except where otherwise provided by law or these Bylaws, and such execution or signature shall be binding upon the Corporation.

Unless otherwise specifically determined by the Board of Directors or otherwise required by law, promissory notes, deeds of trust, mortgages and other evidences of indebtedness of the Corporation, and other corporate instruments or documents requiring the corporate seal, and certificates of shares of stock owned by the Corporation, shall be executed, signed or endorsed by the Chairman of the Board of Directors, or the President or any Vice President, and by the Secretary or Treasurer or any Assistant Secretary or Assistant Treasurer. All other instruments and documents requiting the corporate signature, but not requiring the corporate seal, may be executed as aforesaid or in such other manner as may be directed by the Board of Directors.

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All checks and drafts drawn on banks or other depositaries on funds to the credit of the Corporation or in special accounts of the Corporation shall be signed by such person or persons as the Board of Directors shall authorize so to do.

Unless authorized or ratified by the Board of Directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

**Section 33. Voting of Securities Owned by the Corporation.** All stock and other securities of other corporations owned or held by the Corporation for itself, or for other parties in any capacity, shall be voted, and all proxies with respect thereto shall be executed, by the person authorized so to do by resolution of the Board of Directors, or, in the absence of such authorization, by the Chairman of the Board of Directors, the Chief Executive Officer, the President, or any Vice President.

## ARTICLE VII

## SHARES OF STOCK

**Section 34. Form and Execution of Certificates.** Certificates for the shares of stock of the Corporation shall be in such form as is consistent with the Articles of Incorporation and applicable law. Every holder of stock in the Corporation shall be entitled to have a certificate signed by or in the name of the Corporation by the Chairman of the Board of Directors, or the President or any Vice President and by the Treasurer or Assistant Treasurer or the Secretary or Assistant Secretary, certifying the number of shares owned by him in the Corporation. Any or all of the signatures on the certificate may be facsimiles. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued with the same effect as if he were such officer, transfer agent, or registrar at the date of issue. Each certificate shall state upon the face or back thereof, in full or in summary, all of the powers, designations, preferences, and rights, and the limitations or restrictions of the shares authorized to be issued or shall, except as otherwise required by law, set forth on the face or back a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Within a reasonable time after the issuance or transfer of uncertificated stock, the Corporation shall send to the registered owner thereof a written notice containing the information required to be set forth or stated on certificates pursuant to this section or otherwise required by law or with respect to this section a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Except as

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otherwise expressly provided by law, the rights and obligations of the holders of certificates representing stock of the same class and series shall be identical.

**Section 35. Lost Certificates.** A new certificate or certificates shall be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost, stolen, or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen, or destroyed. The Corporation may require, as a condition precedent to the issuance of a new certificate or certificates, the owner of such lost, stolen, or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require or to give the Corporation a surety bond in such form and amount as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen, or destroyed.

**Section 36. Transfers.**

(a) Transfers of record of shares of stock of the Corporation shall be made only upon its books by the holders thereof, in person or by attorney duly authorized, and upon the surrender of a properly endorsed certificate or certificates for a like number of shares.

(b) The Corporation shall have power to enter into and perform any agreement with any number of stockholders of any one or more classes of stock of the Corporation to restrict the transfer of shares of stock of the Corporation of any one or more classes owned by such stockholders in any manner not prohibited by the General Corporation Law of Nevada.

**Section 37. Fixing Record Dates.**

(a) In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix, in advance, a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

(b) In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which record date shall not precede the date upon which the

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resolution fixing the record date is adopted, and which record date shall be not more than sixty (60) days prior to such action. If no record date is filed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

**Section 38. Registered Stockholders.** The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Nevada.

## ARTICLE VIII

## OTHER SECURITIES OF THE CORPORATION

**Section 39. Execution of Other Securities.** All bonds, debentures and other corporate securities of the Corporation, other than stock certificates (covered in Section 34), may be signed by the Chairman of the Board of Directors, the President or any Vice President, or such other person as may be authorized by the Board of Directors, and the corporate seal impressed thereon or a facsimile of such seal imprinted thereon and attested by the signature of the Secretary or an Assistant Secretary, or the Chief Financial Officer or Treasurer or an Assistant Treasurer; provided, however, that where any such bond, debenture or other corporate security shall be authenticated by the manual signature, or where permissible facsimile signature, of a trustee under an indenture pursuant to which such bond, debenture or other corporate security shall be issued, the signatures of the persons signing and attesting the corporate seal on such bond, debenture or other corporate security may be the imprinted facsimile of the signatures of such persons. Interest coupons appertaining to any such bond, debenture or other corporate security, authenticated by a trustee as aforesaid, shall be signed by the Treasurer or an Assistant Treasurer of the Corporation or such other person as may be authorized by the Board of Directors, or bear imprinted thereon the facsimile signature of such person. In case any officer who shall have signed or attested any bond, debenture or other corporate security, or whose facsimile signature shall appear thereon or on any such interest coupon, shall have ceased to be such officer before the bond, debenture or other corporate security so signed or attested shall have been delivered, such bond, debenture or other corporate security nevertheless may be adopted by the Corporation and issued and delivered as though the person who signed the same or whose facsimile signature shall have been used thereon had not ceased to be such officer of the Corporation.

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## ARTICLE IX DIVIDENDS

**Section 40. Declaration of Dividends.** Dividends upon the capital stock of the Corporation, subject to the provisions of the Articles of Incorporation, if any, may be declared by the Board of Directors pursuant to law at any regular or special meeting. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the Articles of Incorporation.

**Section 41. Dividend Reserve.** Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Board of Directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for such other purpose as the Board of Directors shall think conducive to the interests of the Corporation, and the Board of Directors may modify or abolish any such reserve in the manner in which it was created.

## ARTICLEX FISCAL YEAR

**Section 42. Fiscal Year.** The fiscal year of the Corporation shall be fixed by resolution of the Board of Directors.

## ARTICLE XI INDEMNIFICATION

**Section 43. Indemnification of Directors, Executive Officers, Other Officers, Employees and Other Agents.**

(a) **Directors Officers.** The Corporation shall indemnify its directors and officers to the fullest extent not prohibited by the Nevada General Corporation Law; provided, however, that the Corporation may modify the extent of such indemnification by individual contracts with its directors and officers; and, provided, further, that the Corporation shall not be required to indemnify any director or officer in connection with any proceeding (or part thereof) initiated by such person unless (i) such indemnification is expressly required to be made by law, (ii) the proceeding was authorized by the Board of Directors of the Corporation, (iii) such indemnification is provided by the Corporation, in its sole discretion, pursuant to the powers vested in the Corporation under the Nevada General Corporation Law or (iv) such indemnification is required to be made under subsection (d).

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(b) **Employees and Other Agents.** The Corporation shall have power to indemnify its employees and other agents as set forth in the Nevada General Corporation Law.

(c) **Expense.** The Corporation shall advance to any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a director or officer, of the Corporation, or is or was serving at the request of the Corporation as a director or executive officer of another corporation, partnership, joint venture, trust or other enterprise, prior to the final disposition of the proceeding, promptly following request therefor, all expenses incurred by any director or officer in connection with such proceeding upon receipt of an undertaking by or on behalf of such person to repay said mounts if it should be determined ultimately that such person is not entitled to be indemnified under this Bylaw or otherwise.

Notwithstanding the foregoing, unless otherwise determined pursuant to paragraph (e) of this Bylaw, no advance shall be made by the Corporation to an officer of the Corporation (except by reason of the fact that such officer is or was a director of the Corporation in which event this paragraph shall not apply) in any action, suit or proceeding, whether civil, criminal, administrative or investigative, if a determination is reasonably and promptly made (i) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to the proceeding, or (ii) if such quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, that the facts known to the decision-making party at the time such determination is made demonstrate clearly and convincingly that such person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the Corporation.

(d) **Enforcement.** Without the necessity of entering into an express contract, all rights to indemnification and advances to directors and officers under this Bylaw shall be deemed to be contractual rights and be effective to the same extent and as if provided for in a contract between the Corporation and the director or officer. Any right to indemnification or advances granted by this Bylaw to a director or officer shall be enforceable by or on behalf of the person holding such right in any court of competent jurisdiction if (i) the claim for indemnification or advances is denied, in whole or in part, or (ii) no disposition of such claim is made within ninety (90) days of request therefor. The claimant in such enforcement action, if successful in whole or in part, shall be entitled to be paid also the expense of prosecuting his claim. In connection with any claim for indemnification, the Corporation shall be entitled to raise as a defense to any such action that the claimant has not met the standard of conduct that make it permissible under the Nevada General Corporation Law for the Corporation to indemnify the claimant for the amount claimed. In connection with any claim by an officer of the Corporation (except in any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such officer is or was a director of the Corporation) for advances, the Corporation shall be entitled to raise a defense as to any such action clear and convincing evidence that such person acted in bad faith or in a manner that such person did not believe to be in or not opposed in the best interests of the Corporation, or with respect to

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any criminal action or proceeding that such person acted without reasonable cause to believe that his conduct was lawful. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he has met the applicable standard of conduct set forth in the Nevada General Corporation Law, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that claimant has not met the applicable standard of conduct. In any suit brought by a director or officer to enforce a right to indemnification or to an advancement of expenses hereunder, the burden of proving that the director or officer is not entitled to be indemnified, or to such advancement of expenses, under this Article XI or otherwise shall be on the

Corporation.

(e) **Non-Exclusivity of Rights.** The rights conferred on any person by this Bylaw shall not be exclusive of any other right which such person may have or hereafter acquire under any statute, provision of the Articles of Incorporation, Bylaws, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding office. The Corporation is specifically authorized to enter into individual contracts with any or all of its directors, officers, employees or agents respecting indemnification and advances, to the fullest extent not prohibited by the Nevada General Corporation Law.

(f) **Survival of Rights.** The rights conferred on any person by this Bylaw shall continue as to a person who has ceased to be a director, officer, employee or other agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

(g) **Insurance.** To the fullest extent permitted by the Nevada General Corporation Law, the Corporation, upon approval by the Board of Directors, may purchase insurance on behalf of any person required or permitted to be indemnified pursuant to this Bylaw.

(h) **Amendments.** Any repeal or modification of this Bylaw shall only be prospective and shall not affect the rights under this Bylaw in effect at the time of the alleged occurrence of any action or omission to act that is the cause of any proceeding against any agent of the Corporation.

(i) **Saving Clause.** If this Bylaw or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify each director and officer to the full extent not prohibited by any applicable portion of this Bylaw that shall not have been invalidated, or by any other applicable law.

(j) **Certain Definitions.** For the purposes of this Bylaw, the following definitions shall apply:

(i) The term "proceeding" shall be broadly construed and shall include, without limitation, the investigation, preparation, prosecution, defense, settlement, arbitration and appeal of, and the giving of testimony in, any threatened, pending or

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completed action, suit or proceeding, whether civil, criminal, administrative or investigative.

(ii) The term "expenses" shall be broadly construed and shall include, without limitation, court costs, attorneys' fees, witness fees, fines, amounts paid in settlement or judgment and any other costs and expenses of any nature or kind incurred in connection with any proceeding.

(iii) The term the "Corporation" shall include, in addition to the resulting Corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent or another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Bylaw with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.

(iv) References to a "director," "executive officer," "officer," "employee," or "agent" of the Corporation shall include, without limitation, situations where such person is serving at the request of the Corporation as, respectively, a director, executive officer, officer, employee, trustee or agent of another corporation, partnership, joint venture, trust or other enterprise.

(v) References to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to "serving at the request of the Corporation" shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such director, officer, employee, or agent with respect to an employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Corporation" as referred to in this Bylaw.

## ARTICLE XII NOTICES

### Section 44. Notices.

(a) **Notice to Stockholders.** Whenever, under any provisions of these Bylaws, notice is required to be given to any stockholder, it shall be given in writing, timely and duly

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deposited in the United States mail, postage prepaid, and addressed to his last known post office address as shown by the stock record of the Corporation or its transfer agent.

(b) **Notice to directors.** Any notice required to be given to any director may be given by the method stated in subsection (a), or by facsimile, telex or telegram, except that such notice other than one which is delivered personally shall be sent to such address as such director shall have filed in writing with the Secretary, or, in the absence of such filing, to the last known post office address of such director.

(c) **Affidavit of Mailing.** An affidavit of mailing, executed by a duly authorized and competent employee of the Corporation or its transfer agent appointed with respect to the class of stock affected, specifying the name and address or the names and addresses of the stockholder or stockholders, or director or directors, to whom any such notice or notices was or were given, and the time and method of giving the same, shall in the absence of fraud, be prima facie evidence of the facts therein contained.

(d) **Time Notices Deemed Given.** All notices given by mail, as above provided, shall be deemed to have been given as at the time of mailing, and all notices given by facsimile, telex or telegram shall be deemed to have been given as of the sending time recorded at time of transmission.

(e) **Methods of Notice.** It shall not be necessary that the same method of giving notice be employed in respect of all directors, but one permissible method may be employed in respect of any one or more, and any other permissible method or methods may be employed in respect of any other or others.

(f) **Failure to Receive Notice.** The period or limitation of time within which any stockholder may exercise any option or right, or enjoy any privilege or benefit, or be required to act, or within which any director may exercise any power or right, or enjoy any privilege, pursuant to any notice sent him in the manner above provided, shall not be affected or extended in any manner by the failure of such stockholder or such director to receive such notice.

(g) **Notice to Person with Whom Communication Is Unlawful.** Whenever notice is required to be given, under any provision of law or of the Articles of Incorporation or Bylaws of the Corporation, to any person with whom communication is unlawful, the giving of such notice to such person shall not be require and there shall be no duty to apply to any governmental authority or agency for a license or permit to give such notice to such person. Any action or meeting which shall be taken or held without notice to any such person with whom communication is unlawful shall have the same force and effect as if such notice had been duly given. In the event that the action taken by the Corporation is such as to require the filing of a certificate under any provision of the Nevada General Corporation Law, the certificate shall state, if such is the fact and if notice is required, that notice was given to all persons entitled to receive notice except such persons with whom communication is unlawful.

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(h) **Notice to Person with Undeliverable Address.** Whenever notice is required to be given, under any provision of law or the Articles of Incorporation or Bylaws of the Corporation, to any stockholder to whom (i) notice of two consecutive annual meetings, and all notices of meetings or of the taking of action by written consent without a meeting to such person during the period between such two consecutive annual meetings, or (ii) all, and at least two, payments (if sent by first class mail) of dividends or interest on securities during a twelve-month period, have been mailed addressed to such person at his address as shown on the records of the Corporation and have been returned undeliverable, the giving of such notice to such person shall not be required. Any action or meeting which shall be taken or held without notice to such person shall have the same force and effect as if such notice had been duly given. If any such person shall deliver to the Corporation a written notice setting forth his then current address, the requirement that notice be given to such person shall be reinstated. In the event that the action taken by the Corporation is such as to require the filing of a certificate under any provision of the Nevada General Corporation Law, the certificate need not state that notice was not given to persons to whom notice was not required to be given pursuant to this paragraph.

## ARTICLE XIII AMENDMENTS

**Section 45. Amendments.**

The Board of Directors shall have the power to adopt, amend, or repeal Bylaws.

**[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]**

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## ARTICLE XIV

## LOANS TO OFFICERS

**Section 46. Loans to Officers.** Subject to compliance with applicable law, the Corporation may lend money to, or guarantee any obligation of, or otherwise assist any officer or other employee of the Corporation or of its subsidiaries, including any officer or employee who is a Director of the Corporation or its subsidiaries, whenever, in the judgment of the Board of Directors, such loan, guarantee or assistance may reasonably be expected to benefit the Corporation. The loan, guarantee or other assistance may be with or without interest and may be unsecured, or secured in such manner as the Board of Directors shall approve, including, without limitation, a pledge of shares of stock of the Corporation. Nothing in these Bylaws shall be deemed to deny, limit or restrict the powers of guaranty or warranty of the Corporation at common law or under any statute.

**Declared as the By-Laws of Emcor Holdings Inc. as of the 5th day of April, 2005.**

Signature of Officer: */s/ Sharon Cocker*

Name of Officer: **SHARON COCKER**

Position of Officer: **PRESIDENT, SECRETARY AND TREASURER**

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# BYLAWS

OF

# EMCOR HOLDINGS INC.

**(A NEVADA CORPORATION)**

**ARTICLE I**

**OFFICES**

**Section 1. Registered Office.** The registered office of **EMCOR HOLDINGS INC.** (the "Corporation") in the State of Nevada shall be in the City of Las Vegas, State of Nevada.

**Section 2. Other Offices.** The Corporation shall also have and maintain an office or principal place of business at such place as may be fixed by the Board of Directors, and may also have offices at such other places, both within and without the State of Nevada as the Board of Directors may from time to time determine or the business of the Corporation may require.

**ARTICLE II**

**CORPORATE SEAL**

**Section 3. Corporate Seal.** The corporate seal shall consist of a die bearing the name of the Corporation and the inscription, "Corporate Seal-Nevada." Said seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

**ARTICLE III**

**STOCKHOLDERS' MEETINGS**

**Section 4. Place of Meetings.** Meetings of the stockholders of the Corporation shall be held at such place, either within or without the State of Nevada, as may be designated from time to time by the Board of Directors, or, if not so designated, then at the office of the Corporation required to be maintained pursuant to Section 2 hereof.

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**Section 5. Annual Meeting.**

(a) The annual meeting of the stockholders of the Corporation, for the purpose of election of directors and for such other business as may lawfully come before it, shall be held on such date and at such time as may be designated from time to time by the Board of Directors.

(b) At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be: (A) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (8) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (C) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the Corporation not later than the close of business on the sixtieth (60th) day nor earlier than the close of business on the ninetieth (90th) day prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than thirty (30) days from the date contemplated at the.time of the previous year's proxy statement, notice by the stockholder to be timely must be so received not earlier than the close of business on the ninetieth (90th) day prior to such annual meeting and not later than the close of business on the later of the sixtieth (60th) day prior to such annual meeting or, in the event public announcement of the date of such annual meeting is first made by the Corporation fewer than seventy (70) days prior to the date of such annual meeting, the close of business on the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the Corporation. A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the Corporation's books, of the stockholder proposing such business, (iii) the class and number of shares of the Corporation which are beneficially owned by the stockholder, (iv) any material interest of the stockholder in such business and (v) any other information that is required to be provided by the stockholder pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "1934 Act"), in his capacity as a proponent to a stockholder proposal. Notwithstanding the foregoing, in order to include information with respect to a stockholder proposal in the proxy statement and form of proxy for a stockholder's meeting, stockholders must provide notice as required by the regulations promulgated under the 1934 Act. Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at any annual meeting except in accordance with the procedures set forth in this paragraph (b). The chairman of the annual meeting shall, if the facts warrant, determine and declare at the meeting that business was not properly brought before the meeting and in accordance with the provisions of this paragraph (b), and, if he should so determine, he shall so declare at the meeting that any such business not properly brought before the meeting shall not be transacted.

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(c) Only persons who are confirmed in accordance with the procedures setforth in this paragraph (c) shall be eligible for election as directors. Nominations of persons for election to the Board of Directors of the Corporation may be made at a meeting of stockholders by or at the direction of the Board of Directors or by any stockholder of the Corporation entitled to vote in the election of directors at the meeting who complies with the notice procedures set forth in this paragraph (c). Such nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the Corporation in accordance with the provisions of paragraph (b) of this Section 5. Such stockholder's notice shall set forth (i) as to each person, if any, whom the stockholder proposes to nominate for election or re-election as a director:

(A) the name, age, business address and residence address of such person, (B) the principal occupation or employment of such person, (c) the class and number of shares of the Corporation which are beneficially owned by such person, (D) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the stockholder, and (E) any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the 1934 Act (including without limitation such person's written consent to being named in the proxy statement, if any, as a nominee and to serving as a director if elected); and (ii) as to such stockholder giving notice, the information required to be provided pursuant to paragraph (b) of this Section 5. At the request of the Board of Directors, any person nominated by a stockholder for election as a director shall furnish to the Secretary of the Corporation that information required to be set forth in the stockholder's notice of nomination which pertains to the nominee. No person shall be eligible for election as a director of the Corporation unless nominated in accordance with the procedures set forth in this paragraph (c). The chairman of the meeting shall, if the facts warrant, determine and declare at the meeting that a nomination was not made in accordance with the procedures prescribed by these Bylaws, and if he should so determine, he shall so declare at the meeting, and the defective nomination shall be disregarded.

(d) For purposes of this Section 5, "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

**Section 6. Special Meetings.**

(a) Special meetings of the stockholders of the Corporation may be called, for any purpose or purposes, by (i) the Chairman of the Board of Directors, (ii) the Chief Executive Officer, or (iii) the Board of Directors pursuant to a resolution adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board of Directors for adoption), and shall be held at such place, on such date, and at such time as the Board of Directors, shall determine.

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(b) If a special meeting is called by any person or persons other than the Board of Directors, the request shall be in writing, specifying the general nature of the business proposed to be transacted, and shall be delivered personally or sent by registered mail or by telegraphic or other facsimile transmission to the Chairman of the Board of Directors, the Chief Executive Officer, or the Secretary of the Corporation. No business may be transacted at such special meeting otherwise than specified in such notice. The Board of Directors shall determine the time and place of such special meeting, which shall be held not less than thirty-five (35) nor more than one hundred twenty (120) days after the date of the receipt of the request. Upon determination of the time and place of the meeting, the officer receiving the request shall cause notice to be given to the stockholders entitled to vote, in accordance with the provisions of Section 7 of these Bylaws. If the notice.is not given within sixty (60) days after the receipt of the request, the person or persons requesting the meeting may set the time and place of the meeting and give the notice. Nothing contained in this paragraph (b) shall be construed as limiting, fixing, or affecting the time when a meeting of stockholders called by action of the Board of Directors may be held.

**Section** 7. **Notice of Meetings.** Except as otherwise provided by law or the Articles of Incorporation, written notice of each meeting of stockholders shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting, such notice to specify the place, date and hour and purpose or purposes of the meeting. Notice of the time, place and purpose of any meeting of stockholders may be waived in writing, signed by the person entitled to notice thereof, either before or after such meeting, and will be waived by any stockholder by his attendance thereat in person or by proxy, except when the stockholder attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Any stockholder so waiving notice of such meeting shall be bound by the proceedings of any such meeting in all respects as if due notice thereof had been given.

**Section 8. Quorum.** At all meetings of stockholders, except where otherwise provided by statute or by the Articles of Incorporation, or by these Bylaws, the presence, in person or by proxy duly authorized, of the holder or holders of not less than one percent (1%) of the outstanding shares of stock entitled to vote shall constitute a quorum for the transaction of business. In the absence of a quorum, any meeting of stockholders may be adjourned, from time to time, either by the chairman of the meeting or by vote of the holders of a majority of the shares represented thereat, but no other business shall be transacted at such meeting. The stockholders present at a duly called or convened meeting, at which a quorum is present, may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum. Except as otherwise provided by law, the Articles of Incorporation or these Bylaws, all action taken by the holders of a majority of the votes cast, excluding abstentions, at any meeting at which a quorum is present shall be valid and binding upon the Corporation; provided, however, that directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. Where a separate vote by a class or classes or series

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is required, except where otherwise provided by the statute or by the Articles of Incorporation or these Bylaws, a majority of the outstanding shares of such class or classes or series, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to that vote on that matter and, except where otherwise provided by the statute or by the Articles of Incorporation or these Bylaws, the affirmative vote of the majority (plurality, in the case of the election of directors) of the votes cast, including abstentions, by the holders of shares of such class or classes or series shall be the act of such class or classes or series.

**Section 9. Adjournment and Notice of Adjourned Meetings.** Any meeting of stockholders, whether annual or special, may be adjourned from time to time either by the chairman of the meeting or by the vote of a majority of the shares casting votes, excluding abstentions. When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

**Section 10. Voting Rights.** For the purpose of determining those stockholders entitled to vote at any meeting of the stockholders, except as otherwise provided by law, only persons in whose names shares stand on the stock records of the Corporation on the record date, as provided in Section 12 of these Bylaws, shall be entitled to vote at any meeting of stockholders. Every person entitled to vote shall have the right to do so either in person or by an agent or agents authorized by a proxy granted in accordance with Nevada law. An agent so appointed need not be a stockholder. No proxy shall be voted after three (3) years from its date of creation unless the proxy provides for a longer period.

**Section 11. Joint Owners of Stock.** If shares or other securities having voting power stand of record in the names of two (2) or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, tenants by the entirety, or otherwise, or if two (2) or more persons have the same fiduciary relationship respecting the same shares, unless the Secretary is given written notice to the contrary and is furnished with a copy of the instrument or order appointing them or creating the relationship wherein it is so provided, their acts with respect to voting shall have the following effect: (a) if only one (1) votes, his act binds all; (b) if more than one (1) votes, the act of the majority so voting binds all; (c) if more than one (1) votes, but the vote is evenly split on any particular matter, each faction may vote the securities in question proportionally, or may apply to the Nevada Court of Chancery for relief as provided in the General Corporation Law of Nevada, Section 217(b). If the instrument filed with the Secretary shows that any such tenancy is held in unequal interests, a majority or even-split for the purpose of subsection (c) shall be a majority or even-split in interest.

**Section 12. List of Stockholders.** The Secretary shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at said meeting, arranged in alphabetical order, showing the

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address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not specified, at the place where the meeting is to be held. The list shall be produced and kept at the time and place of meeting during the whole time thereof and may be inspected by any stockholder who is present.

**Section 13. Action Without Meeting.** No action shall be taken by the stockholders except at an annual or special meeting of stockholders called in accordance with these Bylaws, or by the written consent of the shareholders in accordance with Chapter 78 of the Nevada Revised Statutes.

**Section 14. Organization.**

(a)At every meeting of stockholders, the Chairman of the Board of Directors, or, if a Chairman has not been appointed or is absent, the President, or, if the President is absent, a chairman of the meeting chosen by a majority in interest of the stockholders entitled to vote, present in person or by proxy, shall act as chairman. The Secretary, or, in his absence, an Assistant Secretary directed to do so by the President, shall act as secretary of the meeting.

(b)The Board of Directors of the Corporation shall be entitled to make such rules or regulations for the conduct of meetings of stockholders as it shall deem necessary, appropriate or convenient. Subject to such rules and regulations of the Board of Directors, if any, the chairman of the meeting shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are necessary, appropriate or convenient for the proper conduct of the meeting, including, without limitation, establishing an agenda or order of business for the meeting, rules and procedures for maintaining order at the meeting and the safety of those present, limitations on participation in such meeting to stockholders of record of the Corporation and their duly authorized and constituted proxies and such other persons as the chairman shall permit, restrictions on entry to the meeting after the time fixed for the commencement thereof, limitations on the time allotted to questions or comments by participants and regulation of the opening and closing of the polls for balloting on matters which are to be voted on by ballot. Unless and to the extent determined by the Board of Directors or the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with rules of parliamentary procedure.

## ARTICLE IV

## DIRECTORS

**Section 15. Number and Qualification.** The authorized number of directors of the Corporation shall be not less than one (1) nor more than twelve (12) as fixed from time

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to time by resolution of the Board of Directors; provided that no decrease in the number of directors shall shorten the term of any incumbent directors. Directors need not be stockholders unless so required by the Articles of Incorporation. If for any cause, the directors shall not have been elected at an annual meeting, they may be elected as soon thereafter as convenient at a special meeting of the stockholders called for that purpose in the manner provided in these Bylaws.

**Section 16. Powers.** The powers of the Corporation shall be exercised, its business conducted and its property controlled by the Board of Directors, except as may be otherwise provided by statute or by the Articles of Incorporation.

**Section 17. Election and Term of Office of Directors.** Members of the Board of Directors shall hold office for the terms specified in the Articles of Incorporation, as it may be amended from time to time, and until their successors have been elected as provided in the Articles of Incorporation.

**Section 18. Vacancies.** Unless otherwise provided in the Articles of Incorporation, any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other causes and any newly created directorships resulting from any increase in the number of directors, shall unless the Board of Directors determines by resolution that any such vacancies or newly created directorships shall be filled by stockholder vote, be filled only by the affirmative vote of a majority of the directors then in office, even though less than a quorum of the Board of Directors. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the director for which the vacancy was created or occurred and until such director's successor shall have been elected and qualified. A vacancy in the Board of Directors shall be deemed to exist under this Bylaw in the case of the death, removal or resignation of any director.

**Section 19. Resignation.** Any director may resign at any time by delivering his written resignation to the Secretary, such resignation to specify whether it will be effective at a particular time, upon receipt by the Secretary or at the pleasure of the Board of Directors. If no such specification is made, it shall be deemed effective at the pleasure of the Board of Directors. When one or more directors shall resign from the Board of Directors, effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each director so chosen shall hold office for the unexpired portion of the term of the director whose place shall be vacated and until his successor shall have been duly elected and qualified.

**Section 20. Removal.** Subject to the Articles of Incorporation, any director may be removed by:

(a) the affirmative vote of the holders of a majority of the outstanding shares of the Corporation then entitled to vote, with or without cause; or

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(b) the affirmative and unanimous vote of a majority of the directors of the Corporation, with the exception of the vote of the directors to be removed, with or without cause.

**Section 21. Meetings.**

(a) **Annual Meetings.** The annual meeting of the Board of Directors shall be held immediately after the annual meeting of stockholders and at the place where such meeting is held. No notice of an annual meeting of the Board of Directors shall be necessary and such meeting shall be held for the purpose of electing officers and transacting such other business as may lawfully come before it.

(b) **Regular Meetings.** Except as hereinafter otherwise provided, regular meetings of the Board of Directors shall be held in the office of the Corporation required to be maintained pursuant to Section 2 hereof. Unless otherwise restricted by the Articles of Incorporation, regular meetings of the Board of Directors may also be held at any place within or without the state of Nevada which has been designated by resolution of the Board of Directors or the written consent of all directors.

(c) **Special Meetings.** Unless otherwise restricted by the Articles of Incorporation, special meetings of the Board of Directors may be held at any time and place within or without the State of Nevada whenever called by the Chairman of the Board, the President or any two of the directors.

(d) **Telephone Meetings.** Any member of the Board of Directors, or of any committee thereof, may participate in a meeting by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting by such means shall constitute presence in person at such meeting.

(e) **Notice of Meetings.** Notice of the time and place of all special meetings of the Board of Directors shall be orally or in writing, by telephone, facsimile, telegraph or telex, during normal business hours, at least twenty-four (24) hours before the date and time of the meeting, or sent in writing to each director by first class mail, charges prepaid, at least three (3) days before the date of the meeting. Notice of any meeting may be waived in writing at any time before or after the meeting and will be waived by any director by attendance thereat, except when the director attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

(f) **Waiver of Notice.** The transaction of all business at any meeting of the Board of Directors, or any committee thereof, however called or noticed, or wherever held, shall be as valid as though had at a meeting duly held after regular call and notice, if a quorum be present and if, either before or after the meeting, each of the directors not present shall sign a written waiver of notice. All such waivers shall be filed with the corporate records or made a part of the minutes of the meeting.

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**Section 22. Quorum and Voting.**

(a) Unless the Articles of Incorporation requires a greater number and except with respect to indemnification questions arising under Section 43 hereof, for which a quorum shall be one-third of the exact number of directors fixed from time to time in accordance with the Articles of Incorporation, a quorum of the Board of Directors shall consist of a majority of the exact number of directors fixed from time to time by the Board of Directors in accordance with the Articles of Incorporation provided, however, at any meeting whether a quorum be present or otherwise, a majority of the directors present may adjourn from time to time until the time fixed for the next regular meeting of the Board of Directors, without notice other than by announcement at the meeting.

(b) At each meeting of the Board of Directors at which a quorum is present, all questions and business shall be determined by the affirmative vote of a majority of the directors present, unless a different vote be required by law, the Articles of Incorporation or these Bylaws.

**Section 23. Action Without Meeting.** Unless otherwise restricted by the Articles of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the Board of Directors or committee, as the case may be, consent thereto in writing, and such writing or writings are filed with the minut s of proceedings of the Board of Directors or committee.

**Section 24. Fees and Compensation.** Directors shall be entitled to such compensation for their services as may be approved by the Board of Directors, including, if so approved, by resolution of the Board of Directors, a fixed sum and expenses of attendance, if any, for attendance at each regular or special meeting of the Board of Directors and at any meeting of a committee of the Board of Directors. Nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity as an officer, agent, employee, or otherwise and receiving compensation therefor.

**Section 25. Committees.**

(a) **Executive Committee.** The Board of Directors may by resolution passed by a majority of the whole Board of Directors appoint an Executive Committee to consist of one (1) or more members of the Board of Directors. The Executive Committee, to the extent permitted by law and provided in the resolution of the Board of Directors shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, including without limitation the power or authority to declare a dividend, to authorize the issuance of stock and to adopt a certificate of ownership and merger, and may authorize the seal of the Corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to amending the Articles of Incorporation (except that a committee may, to the extent authorized in the resolution or resolutions providing for the issuance of shares of

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stock adopted by the Board of Directors fix the designations and any of the preferences or rights of such shares relating to dividends, redemption, dissolution, any distribution of assets of the Corporation or the conversion into, or the exchange of such shares for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the Corporation or fix the number of shares of any series of stock or authorize the increase or decrease of the shares of any series), adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the Corporation's property and assets, recommending to the stockholders a dissolution of the Corporation or a revocation of a dissolution, or amending the bylaws of the Corporation.

(b) **Other Committees.** The Board of Directors may, by resolution passed by a majority of the whole Board of Directors, from time to time appoint such other committees as may be permitted by law. Such other committees appointed by the Board of Directors shall consist of one (1) or more members of the Board of Directors and shall have such powers and perform such duties as may be prescribed by the resolution or resolutions creating such committees, but in no event shall such committee have the powers denied to the Executive Committee in these Bylaws.

(c) **Term.** Each member of a committee of the Board of Directors shall serve a term on the committee coexistent with such member's term on the Board of Directors. The Board of Directors, subject to the provisions of subsections (a) or (b) of this Bylaw may at any time increase or decrease the number of members of a committee or terminate the existence of a committee. The membership of a committee member shall terminate on the date of his death or voluntary resignation from the committee or from the Board of Directors. The Board of Directors may at any time for any reason remove any individual committee member and the Board of Directors may fill any committee vacancy created by death, resignation, removal or increase in the number of members of the committee. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee, and, in addition, in the absence or disqualification of any member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.

(d) **Meetings.** Unless the Board of Directors shall otherwise provide, regular meetings of the Executive Committee or any other committee appointed pursuant to this Section 25 shall be held at such times and places as are determined by the Board of Directors, or by any such committee, and when notice thereof has been given to each member of such committee, no further notice of such regular meetings need be given thereafter. Special meetings of any such committee may be held at any place which has been determined from time to time by such committee, and may be called by any director who is a member of such committee, upon written notice to the members of such committee of the time and place of such special meeting given in the manner provided for the giving of written notice to members of the Board of Directors of the time and place of special meetings of the Board of Directors. Notice of any special meeting of any

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committee may be waived in writing at any time before or after the meeting and will be waived by any director by attendance thereat, except when the director attends such special meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. A majority of the authorized number of members of any such committee shall constitute a quorum for the transaction of business, and the act of a majority of those present at any meeting at which a quorum is present shall be the act of such committee.

**Section 26. Organization.** At every meeting of the directors, the Chairman of the Board of Directors, or, if a Chairman has not been appointed or is absent, the President, or if the President is absent, the most senior Vice President, or, in the absence of any such officer, a chairman of the meeting chosen by a majority of the directors present, shall preside over the meeting. The Secretary, or in his absence, an Assistant Secretary directed to do so by the President, shall act as secretary of the meeting.

## ARTICLEV OFFICERS

**Section 27. Officers Designated.** The officers of the Corporation shall include, if and when designated by the Board of Directors, the Chairman of the Board of Directors, the Chief Executive Officer, the President, one or more Vice Presidents, the Secretary, the Chief Financial Officer, the Treasurer, the Controller, all of whom shall be elected at the annual organizational meeting of the Board of Direction. The Board of Directors may also appoint one or more Assistant Secretaries, Assistant Treasurers, Assistant Controllers and such other officers and agents with such powers and duties as it shall deem necessary. The Board of Directors may assign such additional titles to one or more of the officers as it shall deem appropriate. Any one person may hold any number of offices of the Corporation at any one time unless specifically prohibited therefrom by law. The salaries and other compensation of the officers of the Corporation shall be fixed by or in the manner designated by the Board of Directors.

**Section 28. Tenure and Duties of Officers.**

(a) **General.** All officers shall hold office at the pleasure of the Board of Directors and until their successors shall have been duly elected and qualified, unless sooner removed. Any officer elected or appointed by the Board of Directors may be removed at any time by the Board of Directors. If the office of any officer becomes vacant for any reason, the vacancy may be filled by the Board of Directors.

(b) **Duties of Chairman of the Board of Directors.** The Chairman of the Board of Directors, when present, shall preside at all meetings of the stockholders and the Board of Directors. The Chairman of the Board of Directors shall perform other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors shall designate from time to time. If there is no President, then

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the Chairman of the Board of Directors shall also serve as the Chief Executive Officer of the Corporation and shall have the powers and duties prescribed in paragraph (c) of this Section 28.

(c) **Duties of President.** The President shall preside at all meetings of the stockholders and at all meetings of the Board of Directors, unless the Chairman of the Board of Directors has been appointed and is present. Unless some other officer has been elected Chief Executive Officer of the Corporation, the President shall be the chief executive officer of the Corporation and shall, subject to the control of the Board of Directors, have general supervision, direction and control of the business and officers of the Corporation. The President shall perform other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors shall designate from time to time.

(d) **Duties of Vice Presidents.** The Vice Presidents may assume and perform the duties of the President in the absence or disability of the President or whenever the office of President is vacant. The Vice Presidents shall perform other duties commonly incident to their office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time.

(e) **Duties of Secretary.** The Secretary shall attend all meetings of the stockholders and of the Board of Directors and shall record all acts and proceedings thereof in the minute book of the Corporation. The Secretary shall give notice in conformity with these Bylaws of all meetings of the stockholders and of all meetings of the Board of Directors and any committee thereof requiring notice. The Secretary shall perform all other duties given him in these Bylaws and other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors shall designate from time to time. The President may direct any Assistant Secretary to assume and perform the duties of the Secretary in the absence or disability of the Secretary, and each Assistant Secretary shall perform other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time.

(f) **Duties of Chief Financial Officer.** The Chief Financial Officer shall keep or cause to be kept the books of account of the Corporation in a thorough and proper manner and shall render statements of the financial affairs of the Corporation in such form and as often as required by the Board of Directors or the President. The Chief Financial Officer, subject to the order of the Board of Directors, shall have the custody of all funds and securities of the Corporation. The Chief Financial Officer shall perform other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time. The President may direct the Treasurer or any Assistant Treasurer, or the Controller or any Assistant Controller to assume and perform the duties of the Chief Financial Officer in the absence or disability of the Chief Financial Officer, and each Treasurer and Assistant Treasurer and each Controller and Assistant Controller shall perform other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time.

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**Section 29. Delegation of Authority.** The Board of Directors may from time to time delegate the powers or duties of any officer to any other officer or agent, notwithstanding any provision hereof.

**Section 30. Resignations.** Any officer may resign at any time by giving written notice to the Board of Directors or to the President or to the Secretary. Any such resignation shall be effective when received by the person or persons to whom such notice is given, unless a later time is specified therein, in which event the resignation shall become effective at such later time. Unless otherwise specified in such notice, the acceptance of any such resignation shall not be necessary to make it effective. Any resignation shall be without prejudice to the rights, if any, of the Corporation under any contract with the resigning officer.

**Section 31. Removal.** Any officer may be removed from office at any time, either with or without cause, by the affirmative vote of a majority of the directors in office at the time, or by the unanimous written consent of the directors in office at the time, or by any committee or superior officers upon whom such power of removal may have been conferred by the Board of Directors.

## ARTICLE VI
## EXECUTION OF CORPORATE INSTRUMENTS AND VOTING OF SECURITIES OWNED BY THE CORPORATION

**Section 32. Execution of Corporate Instrument.** The Board of Directors may, in its discretion, determine the method and designate the signatory officer or officers, or other person or persons, to execute on behalf of the Corporation any corporate instrument or document, orto sign on behalf of the Corporation the corporate name without limitation, or to enter into contracts on behalf of the Corporation, except where otherwise provided by law or these Bylaws, and such execution or signature shall be binding upon the Corporation.

Unless otherwise specifically determined by the Board of Directors or otherwise required by law, promissory notes, deeds of trust, mortgages and other evidences of indebtedness of the Corporation, and other corporate instruments or documents requiring the corporate seal, and certificates of shares of stock owned by the Corporation, shall be executed, signed or endorsed by the Chairman of the Board of Directors, or the President or any Vice President, and by the Secretary or Treasurer or any Assistant Secretary or Assistant Treasurer. All other instruments and documents requiting the corporate signature, but not requiring the corporate seal, may be executed as aforesaid or in such other manner as may be directed by the Board of Directors.

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All checks and drafts drawn on banks or other depositaries on funds to the credit of the Corporation or in special accounts of the Corporation shall be signed by such person or persons as the Board of Directors shall authorize so to do.

Unless authorized or ratified by the Board of Directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

**Section 33. Voting of Securities Owned by the Corporation.** All stock and other securities of other corporations owned or held by the Corporation for itself, or for other parties in any capacity, shall be voted, and all proxies with respect thereto shall be executed, by the person authorized so to do by resolution of the Board of Directors, or, in the absence of such authorization, by the Chairman of the Board of Directors, the Chief Executive Officer, the President, or any Vice President.

## ARTICLE VII

## SHARES OF STOCK

**Section 34. Form and Execution of Certificates.** Certificates for the shares of stock of the Corporation shall be in such form as is consistent with the Articles of Incorporation and applicable law. Every holder of stock in the Corporation shall be entitled to have a certificate signed by or in the name of the Corporation by the Chairman of the Board of Directors, or the President or any Vice President and by the Treasurer or Assistant Treasurer or the Secretary or Assistant Secretary, certifying the number of shares owned by him in the Corporation. Any or all of the signatures on the certificate may be facsimiles. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued with the same effect as if he were such officer, transfer agent, or registrar at the date of issue. Each certificate shall state upon the face or back thereof, in full or in summary, all of the powers, designations, preferences, and rights, and the limitations or restrictions of the shares authorized to be issued or shall, except as otherwise required by law, set forth on the face or back a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Within a reasonable time after the issuance or transfer of uncertificated stock, the Corporation shall send to the registered owner thereof a written notice containing the information required to be set forth or stated on certificates pursuant to this section or otherwise required by law or with respect to this section a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Except as

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otherwise expressly provided by law, the rights and obligations of the holders of certificates representing stock of the same class and series shall be identical.

**Section 35. Lost Certificates.** A new certificate or certificates shall be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost, stolen, or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen, or destroyed. The Corporation may require, as a condition precedent to the issuance of a new certificate or certificates, the owner of such lost, stolen, or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require or to give the Corporation a surety bond in such form and amount as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen, or destroyed.

**Section 36. Transfers.**

(a) Transfers of record of shares of stock of the Corporation shall be made only upon its books by the holders thereof, in person or by attorney duly authorized, and upon the surrender of a properly endorsed certificate or certificates for a like number of shares.

(b) The Corporation shall have power to enter into and perform any agreement with any number of stockholders of any one or more classes of stock of the Corporation to restrict the transfer of shares of stock of the Corporation of any one or more classes owned by such stockholders in any manner not prohibited by the General Corporation Law of Nevada.

**Section 37. Fixing Record Dates.**

(a) In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix, in advance, a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

(b) In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which record date shall not precede the date upon which the

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resolution fixing the record date is adopted, and which record date shall be not more than sixty (60) days prior to such action. If no record date is filed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

**Section 38. Registered Stockholders.** The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Nevada.

## ARTICLE VIII

## OTHER SECURITIES OF THE CORPORATION

**Section 39. Execution of Other Securities.** All bonds, debentures and other corporate securities of the Corporation, other than stock certificates (covered in Section 34), may be signed by the Chairman of the Board of Directors, the President or any Vice President, or such other person as may be authorized by the Board of Directors, and the corporate seal impressed thereon or a facsimile of such seal imprinted thereon and attested by the signature of the Secretary or an Assistant Secretary, or the Chief Financial Officer or Treasurer or an Assistant Treasurer; provided, however, that where any such bond, debenture or other corporate security shall be authenticated by the manual signature, or where permissible facsimile signature, of a trustee under an indenture pursuant to which such bond, debenture or other corporate security shall be issued, the signatures of the persons signing and attesting the corporate seal on such bond, debenture or other corporate security may be the imprinted facsimile of the signatures of such persons. Interest coupons appertaining to any such bond, debenture or other corporate security, authenticated by a trustee as aforesaid, shall be signed by the Treasurer or an Assistant Treasurer of the Corporation or such other person as may be authorized by the Board of Directors, or bear imprinted thereon the facsimile signature of such person. In case any officer who shall have signed or attested any bond, debenture or other corporate security, or whose facsimile signature shall appear thereon or on any such interest coupon, shall have ceased to be such officer before the bond, debenture or other corporate security so signed or attested shall have been delivered, such bond, debenture or other corporate security nevertheless may be adopted by the Corporation and issued and delivered as though the person who signed the same or whose facsimile signature shall have been used thereon had not ceased to be such officer of the Corporation.

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## ARTICLE IX DIVIDENDS

**Section 40. Declaration of Dividends.** Dividends upon the capital stock of the Corporation, subject to the provisions of the Articles of Incorporation, if any, may be declared by the Board of Directors pursuant to law at any regular or special meeting. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the Articles of Incorporation.

**Section 41. Dividend Reserve.** Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Board of Directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for such other purpose as the Board of Directors shall think conducive to the interests of the Corporation, and the Board of Directors may modify or abolish any such reserve in the manner in which it was created.

**ARTICLEX FISCAL YEAR**

**Section 42. Fiscal Year.** The fiscal year of the Corporation shall be fixed by resolution of the Board of Directors.

**ARTICLE XI INDEMNIFICATION**

**Section 43. Indemnification of Directors, Executive Officers, Other Officers, Employees and Other Agents.**

(a) **Directors Officers.** The Corporation shall indemnify its directors and officers to the fullest extent not prohibited by the Nevada General Corporation Law; provided, however, that the Corporation may modify the extent of such indemnification by individual contracts with its directors and officers; and, provided, further, that the Corporation shall not be required to indemnify any director or officer in connection with any proceeding (or part thereof) initiated by such person unless (i) such indemnification is expressly required to be made by law, (ii) the proceeding was authorized by the Board of Directors of the Corporation, (iii) such indemnification is provided by the Corporation, in its sole discretion, pursuant to the powers vested in the Corporation under the Nevada General Corporation Law or (iv) such indemnification is required to be made under subsection (d).

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(b) **Employees and Other Agents.** The Corporation shall have power to indemnify its employees and other agents as set forth in the Nevada General Corporation Law.

(c) **Expense.** The Corporation shall advance to any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a director or officer, of the Corporation, or is or was serving at the request of the Corporation as a director or executive officer of another corporation, partnership, joint venture, trust or other enterprise, prior to the final disposition of the proceeding, promptly following request therefor, all expenses incurred by any director or officer in connection with such proceeding upon receipt of an undertaking by or on behalf of such person to repay said mounts if it should be determined ultimately that such person is not entitled to be indemnified under this Bylaw or otherwise.

Notwithstanding the foregoing, unless otherwise determined pursuant to paragraph (e) of this Bylaw, no advance shall be made by the Corporation to an officer of the Corporation (except by reason of the fact that such officer is or was a director of the Corporation in which event this paragraph shall not apply) in any action, suit or proceeding, whether civil, criminal, administrative or investigative, if a determination is reasonably and promptly made (i) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to the proceeding, or (ii) if such quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, that the facts known to the decision-making party at the time such determination is made demonstrate clearly and convincingly that such person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the Corporation.

(d) **Enforcement.** Without the necessity of entering into an express contract, all rights to indemnification and advances to directors and officers under this Bylaw shall be deemed to be contractual rights and be effective to the same extent and as if provided for in a contract between the Corporation and the director or officer. Any right to indemnification or advances granted by this Bylaw to a director or officer shall be enforceable by or on behalf of the person holding such right in any court of competent jurisdiction if (i) the claim for indemnification or advances is denied, in whole or in part, or (ii) no disposition of such claim is made within ninety (90) days of request therefor. The claimant in such enforcement action, if successful in whole or in part, shall be entitled to be paid also the expense of prosecuting his claim. In connection with any claim for indemnification, the Corporation shall be entitled to raise as a defense to any such action that the claimant has not met the standard of conduct that make it permissible under the Nevada General Corporation Law for the Corporation to indemnify the claimant for the amount claimed. In connection with any claim by an officer of the Corporation (except in any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such officer is or was a director of the Corporation) for advances, the Corporation shall be entitled to raise a defense as to any such action clear and convincing evidence that such person acted in bad faith or in a manner that such person did not believe to be in or not opposed in the best interests of the Corporation, or with respect to

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any criminal action or proceeding that such person acted without reasonable cause to believe that his conduct was lawful. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he has met the applicable standard of conduct set forth in the Nevada General Corporation Law, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that claimant has not met the applicable standard of conduct. In any suit brought by a director or officer to enforce a right to indemnification or to an advancement of expenses hereunder, the burden of proving that the director or officer is not entitled to be indemnified, or to such advancement of expenses, under this Article XI or otherwise shall be on the

Corporation.

(e) **Non-Exclusivity of Rights.** The rights conferred on any person by this Bylaw shall not be exclusive of any other right which such person may have or hereafter acquire under any statute, provision of the Articles of Incorporation, Bylaws, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding office. The Corporation is specifically authorized to enter into individual contracts with any or all of its directors, officers, employees or agents respecting indemnification and advances, to the fullest extent not prohibited by the Nevada General Corporation Law.

(f) **Survival of Rights.** The rights conferred on any person by this Bylaw shall continue as to a person who has ceased to be a director, officer, employee or other agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

(g) **Insurance.** To the fullest extent permitted by the Nevada General Corporation Law, the Corporation, upon approval by the Board of Directors, may purchase insurance on behalf of any person required or permitted to be indemnified pursuant to this Bylaw.

(h) **Amendments.** Any repeal or modification of this Bylaw shall only be prospective and shall not affect the rights under this Bylaw in effect at the time of the alleged occurrence of any action or omission to act that is the cause of any proceeding against any agent of the Corporation.

(i) **Saving Clause.** If this Bylaw or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify each director and officer to the full extent not prohibited by any applicable portion of this Bylaw that shall not have been invalidated, or by any other applicable law.

(j) **Certain Definitions.** For the purposes of this Bylaw, the following definitions shall apply:

(i) The term "proceeding" shall be broadly construed and shall include, without limitation, the investigation, preparation, prosecution, defense, settlement, arbitration and appeal of, and the giving of testimony in, any threatened, pending or

19

completed action, suit or proceeding, whether civil, criminal, administrative or investigative.

(ii) The term "expenses" shall be broadly construed and shall include, without limitation, court costs, attorneys' fees, witness fees, fines, amounts paid in settlement or judgment and any other costs and expenses of any nature or kind incurred in connection with any proceeding.

(iii) The term the "Corporation" shall include, in addition to the resulting Corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent or another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Bylaw with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.

(iv) References to a "director," "executive officer," "officer," "employee," or "agent" of the Corporation shall include, without limitation, situations where such person is serving at the request of the Corporation as, respectively, a director, executive officer, officer, employee, trustee or agent of another corporation, partnership, joint venture, trust or other enterprise.

(v) References to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to "serving at the request of the Corporation" shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such director, officer, employee, or agent with respect to an employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Corporation" as referred to in this Bylaw.

## ARTICLE XII NOTICES

### Section 44. Notices.

(a) **Notice to Stockholders.** Whenever, under any provisions of these Bylaws, notice is required to be given to any stockholder, it shall be given in writing, timely and duly

20

deposited in the United States mail, postage prepaid, and addressed to his last known post office address as shown by the stock record of the Corporation or its transfer agent.

(b) **Notice to directors.** Any notice required to be given to any director may be given by the method stated in subsection (a), or by facsimile, telex or telegram, except that such notice other than one which is delivered personally shall be sent to such address as such director shall have filed in writing with the Secretary, or, in the absence of such filing, to the last known post office address of such director.

(c) **Affidavit of Mailing.** An affidavit of mailing, executed by a duly authorized and competent employee of the Corporation or its transfer agent appointed with respect to the class of stock affected, specifying the name and address or the names and addresses of the stockholder or stockholders, or director or directors, to whom any such notice or notices was or were given, and the time and method of giving the same, shall in the absence of fraud, be prima facie evidence of the facts therein contained.

(d) **Time Notices Deemed Given.** All notices given by mail, as above provided, shall be deemed to have been given as at the time of mailing, and all notices given by facsimile, telex or telegram shall be deemed to have been given as of the sending time recorded at time of transmission.

(e) **Methods of Notice.** It shall not be necessary that the same method of giving notice be employed in respect of all directors, but one permissible method may be employed in respect of any one or more, and any other permissible method or methods may be employed in respect of any other or others.

(f) **Failure to Receive Notice.** The period or limitation of time within which any stockholder may exercise any option or right, or enjoy any privilege or benefit, or be required to act, or within which any director may exercise any power or right, or enjoy any privilege, pursuant to any notice sent him in the manner above provided, shall not be affected or extended in any manner by the failure of such stockholder or such director to receive such notice.

(g) **Notice to Person with Whom Communication Is Unlawful.** Whenever notice is required to be given, under any provision of law or of the Articles of Incorporation or Bylaws of the Corporation, to any person with whom communication is unlawful, the giving of such notice to such person shall not be require and there shall be no duty to apply to any governmental authority or agency for a license or permit to give such notice to such person. Any action or meeting which shall be taken or held without notice to any such person with whom communication is unlawful shall have the same force and effect as if such notice had been duly given. In the event that the action taken by the Corporation is such as to require the filing of a certificate under any provision of the Nevada General Corporation Law, the certificate shall state, if such is the fact and if notice is required, that notice was given to all persons entitled to receive notice except such persons with whom communication is unlawful.

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(h) **Notice to Person with Undeliverable Address.** Whenever notice is required to be given, under any provision of law or the Articles of Incorporation or Bylaws of the Corporation, to any stockholder to whom (i) notice of two consecutive annual meetings, and all notices of meetings or of the taking of action by written consent without a meeting to such person during the period between such two consecutive annual meetings, or (ii) all, and at least two, payments (if sent by first class mail) of dividends or interest on securities during a twelve-month period, have been mailed addressed to such person at his address as shown on the records of the Corporation and have been returned undeliverable, the giving of such notice to such person shall not be required. Any action or meeting which shall be taken or held without notice to such person shall have the same force and effect as if such notice had been duly given. If any such person shall deliver to the Corporation a written notice setting forth his then current address, the requirement that notice be given to such person shall be reinstated. In the event that the action taken by the Corporation is such as to require the filing of a certificate under any provision of the Nevada General Corporation Law, the certificate need not state that notice was not given to persons to whom notice was not required to be given pursuant to this paragraph.

## ARTICLE XIII AMENDMENTS

**Section 45. Amendments.**

The Board of Directors shall have the power to adopt, amend, or repeal Bylaws.

**[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]**

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## ARTICLE XIV

## LOANS TO OFFICERS

**Section 46. Loans to Officers.** Subject to compliance with applicable law, the Corporation may lend money to, or guarantee any obligation of, or otherwise assist any officer or other employee of the Corporation or of its subsidiaries, including any officer or employee who is a Director of the Corporation or its subsidiaries, whenever, in the judgment of the Board of Directors, such loan, guarantee or assistance may reasonably be expected to benefit the Corporation. The loan, guarantee or other assistance may be with or without interest and may be unsecured, or secured in such manner as the Board of Directors shall approve, including, without limitation, a pledge of shares of stock of the Corporation. Nothing in these Bylaws shall be deemed to deny, limit or restrict the powers of guaranty or warranty of the Corporation at common law or under any statute.

**Declared as the By-Laws of Emcor Holdings Inc. as of the 5th day of April, 2005.**

Signature of Officer: /s/ Sharon Cocker

Name of Officer: **SHARON COCKER**

Position of Officer: **PRESIDENT, SECRETARY AND TREASURER**

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Exhibit 3.2 BYLAWS OF Imperalis Holding Corp. a Nevada Corporation Effective as of January 11, 2024

TABLE OF CONTENTS Page Article I ? Corporate Offices 1 1.1 Registered Office 1 1.2 Other Offices 1 Article II ? Meetings of Shareholders 1 2.1 Place of Meetings 1 2.2 Annual Meeting 1 2.3 Special Meeting 1 2.4 Notice of Shareholders' Meetings 1 2.5 Manner of Giving Notice? Affidavit of Notice 2 2.6 Quorum 2 2.7 Adjourned Meeting? Notice 2 2.8 Administration of the Meeting 3 2.9 Voting 3 2.10 No Shareholder Action by Written Consent without a Meeting 3 2.11 Record Date For Shareholder Notice? Voting? Giving Consents 4 2.12 Proxies 4 2.13 List of Shareholders Entitled to Vote 4 2.14 Advance Notice of Shareholder Business 4 2.15 Advance Notice of Director Nominations 5 Article III ? Directors 6 3.1 Powers 6 3.2 Number of Directors 6 3.3 Election, Qualification and Term of Office ofDirectors 6 3.4 Resignation and Vacancies 6 3.5 Place of Meetings? Meetings by Telephone 6 3.6 Regular Meetings 7 3.7 Special Meetings? Notice 7 3.8 Quorum 7 3.9 Waiver of Notice 7 3.10 Board Action by Written Consent without a Meeting 7 3.11 Adjourned Meeting? Notice 8 3.12 Fees and Compensation of Directors 8 3.13 Removal of Directors 8 3.14 Corporate Governance Compliance 8 Article IV ? Committees 8 4.1 Committees of Directors 8 4.2 Committee Minutes 8 4.3 Meetings and Action of Committees 8 4.4 Audit Committee 9 4.5 Corporate Governance and Nominating Committee 9 4.6 Compensation Committee 9 Article V ? Officers 9 5.1 Officers 9 5.2 Appointment of Officers 9 5.3 Subordinate Officers 9 5.4 Removal and Resignation of Officers 10 5.5 Vacancies in Offices 10 5.6Chairman of the Board 10

5.7 Chief Executive Officer. 10 5.8 Presidents 10 5.9 Vice Presidents 10 5.10 Secretary 10 5.11 Chief Financial Officer 11 5.12 Treasurer 11 5.13 Assistant Secretary 11 5.14 Assistant Treasurer 11 5.15 Representation of Shares of Other Corporations 11 5.16 Authority and Duties of Officers 12 Article VI ? Records and Reports 12 6.1 Maintenance and Inspection of Records 12 6.2 Inspection by Directors 12 Article VII ? General Matters 12 7.1 Checks? Drafts? Evidences of Indebtedness 12 7.2 Execution of Corporate Contracts and Instruments 12 7.3 Stock Certificates? Partly Paid Shares 12 7.4 Special Designation On Certificates 13 7.5 Lost Certificates 13 7.6 Construction? Definitions 13 7.7 Dividends 13 7.8 Fiscal Year 13 7.9 Seal 13 7.10 Transfer of Stock 13 7.11 Stock Transfer Agreements 13 7.12Registered Shareholders 14 7.13 Waiver of Notice 14 7.14 Charitable Foundation 14 7.15 Forum Selection 14 Article VIII ? Notice by Electronic Transmission 14 8.1 Notice by Electronic Transmission 14 8.2 Definition of Electronic Transmission 15 8.3 Inapplicability 15 Article IX ? Indemnification of Directors and Officers 15 9.1 Power to Indemnify in Actions, Suits or Proceedings Other Than Those by or in the Right of the Corporation 15 9.2 Power to Indemnify in Actions, Suits or Proceedings by or in the Right of the Corporation 15 9.3 Authorization of Indemnification 16 9.4 Good Faith Defined 16 9.5 Indemnification by A Court 16 9.6 Expenses Payable In Advance 16 9.7 Non-Exclusivity of Indemnification and Advancement of Expenses. 17 9.8 Insurance 17 9.9 Certain Definitions 17 9.10Survival of Indemnification and Advancement of Expenses. 17 9.11 Limitation On Indemnification 17 9.12 Indemnification of Employees and Agents 17 9.13 Effect of Amendment or Repeal 17 Article X ? Amendments 18

-1- BYLAWS OF IMPERALIS HOLDING CORP. ARTICLE I CORPORATE OFFICES 1.1 Registered Office. The registered office of Imperalis Holding Corp. (the "Corporation") shall be fixed in the Corporation's Articles of Incorporation, as the same may be amended and/or restated from time to time (as so amended and/or restated, the "Articles"). 1.2 Other Offices. The Corporation's Board of Directors (the "Board") may at any time establish other offices at any place or places where the Corporation is qualified to do business. ARTICLE II MEETINGS OF SHAREHOLDERS 2.1 Place of Meetings. Meetings of shareholders shall be held at any place within or outside the State of Nevada as designated by the Board. The Board may, in its sole discretion, determine that a meeting of shareholders shall not be held atany place, but may instead be held solely by means of remote communication as authorized by Section 78.315 of the Nevada Revised Statutes (the "NRS"). In the absence of any such designation or determination, shareholders' meetings shall be held at the Corporation's principal executive office. 2.2 Annual Meeting. The annual meeting of shareholders shall be held each year on a date and at a time designated by the Board. At the annual meeting, directors shall be elected and any other proper business may be transacted. 2.3 Special Meeting. Unless otherwise required by law or the Articles, special meetings of the shareholders may be called at any time, for any purpose or purposes, only by (i) the Board, (ii) the Chairman of the Board, (iii) the chief executive officer of the Corporation,or (iv) holders of more than twenty percent (20%) of the total voting power of the outstanding shares of capital stock of the Corporation then entitled to vote. If any person(s) other than the Board calls a special meeting, the request shall: (a) be in writing? (b) specify the general nature of the business proposed to be transacted? and (c) be delivered personally or sent by registered mail or by facsimile transmission to the secretary of the Corporation. Upon receipt of such a request, the Board shall determine the date, time and place of such special meeting, which must be scheduled to be held on a date that is within ninety (90) days of receipt by the secretary of the request therefor, and the secretary of the Corporation shall prepare a proper notice thereof. No business may betransacted at such special meeting other than the business specified in the notice to shareholders of such meeting. 2.4 Notice of Shareholders' Meetings. All notices of meetings of shareholders shall be sent or otherwise given in accordance with either Section 2.5 or Section 8.1 of these bylaws not less than ten (10) nor more than sixty (60) days before the date of the meeting to each shareholder entitled to vote at such meeting, except as otherwise required by applicable law. The notice shall specify the place, if any, date and hour of the meeting, the means of remote communication, if any, by which shareholders and proxy holders may be deemed to be present in person and vote at such meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting iscalled. Any previously scheduled meeting of shareholders may be postponed, and, unless the Articles provides otherwise, any special meeting of the shareholders may be cancelled by resolution duly adopted by a majority of the Board members then in office upon public notice given prior to the date previously scheduled for such meeting of shareholders.

-2- Whenever notice is required to be given, under the NRS, the Articles or these bylaws, to any person with whom communication is unlawful, the giving of such notice to such person shall not be required and there shall be no duty to apply to any governmental authority or agency for a license or permit to give such notice to such person. Any action or meeting which shall be taken or held without notice to any such person with whom communication is unlawful shall have the same force and effect as if such notice had been duly given. In the event that the action taken by the Corporation is such as to require the filing of a certificate with the Secretary of State of Nevada, the certificate shall state, if such is the fact and if notice is required, that notice was given to all personsentitled to receive notice except such persons with whom communication is unlawful. Whenever notice is required to be given, under any provision of the NRS, the Articles or these bylaws, to any shareholder to whom (a) notice of two (2) consecutive annual meetings, or (b) all, and at least two (2) payments (if sent by first-class mail) of dividends or interest on securities during a twelve (12) month period, have been mailed addressed to such person at such person's address as shown on the records of the Corporation and have been returned undeliverable, the giving of such notice to such person shall not be required. Any action or meeting which shall be taken or held without notice to such person shall have the same force and effect as if such notice had been duly given. If any suchperson shall deliver to the Corporation a written notice setting forth such person's then current address, the requirement that notice be given to such person shall be reinstated. In the event that the action taken by the Corporation is such as to require the filing of a certificate with the Secretary of State of Nevada, the certificate need not state that notice was not given to persons to whom notice was not required to be given pursuant to Section 78.370 of the NRS. The exception in subsection (a) of the above paragraph to the requirement that notice be given shall not be applicable to any notice returned as undeliverable if the notice was given by electronic transmission. 2.5 Manner of Giving Notice? Affidavit of Notice. Notice of any meeting of shareholders shall be given: (a) ifmailed, when deposited in the United States mail, postage prepaid, directed to the shareholder at his or her address as it appears on the Corporation's records? (b) if electronically transmitted, as provided in Section 8.1 of these bylaws? or (c) otherwise, when delivered. An affidavit of the secretary or an assistant secretary of the Corporation or of the transfer agent or any other agent of the Corporation that the notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. Notice may be waived in accordance with Section 7.13 of these bylaws. 2.6 Quorum. Unless otherwise provided in the Articles or required by law, shareholders representing a majority of the voting power of the issued and outstanding capital stock of the Corporation, presentin person or represented by proxy, shall constitute a quorum for the transaction of business at all meetings of the shareholders. If such quorum is not present or represented at any meeting of the shareholders, then the chairman of the meeting, or the shareholders representing a majority of the voting power of the capital stock at the meeting, present in person or represented by proxy, shall have power to adjourn the meeting from time to time until a quorum is present or represented. At such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally noticed. The shareholders present at a duly called meeting at which quorum is present may continue to transact business untiladjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum. 2.7 Adjourned Meeting? Notice. When a meeting is adjourned to another time or place, unless these bylaws otherwise require, notice need not be given of the adjourned meeting if the time, place if any thereof, and the means of remote communications if any by which shareholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. At the continuation of the adjourned meeting, the Corporation may transact any business that might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixedfor the adjourned meeting, a notice of the adjourned meeting shall be given to each shareholder of record entitled to vote at the meeting in accordance with the provisions of Section 2.4 and 2.5 of these bylaws.

-3- 2.8 Administration of the Meeting. Meetings of shareholders shall be presided over by the chairman of the Board or, in the absence thereof, by such person as the chairman of the Board shall appoint, or, in the absence thereof or in the event that the chairman shall fail to make such appointment, any officer of the Corporation elected by the Board. In the absence of the secretary of the Corporation, the secretary of the meeting shall be such person as the chairman of the meeting appoints. The Board shall, in advance of any meeting of shareholders, appoint one (1) or more inspector(s), who may include individual(s) who serve the Corporation in other capacities, including without limitation as officers, employees or agents, to act at the meeting of shareholders and make awritten report thereof. The Board may designate one (1) or more persons as alternate inspector(s) to replace any inspector, who fails to act. If no inspector or alternate has been appointed or is able to act at a meeting of shareholders, the chairman of the meeting shall appoint one (1) or more inspector(s) to act at the meeting. Each inspector, before discharging his or her duties, shall take and sign an oath to faithfully execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspector(s) or alternate(s) shall have the duties prescribed pursuant to applicable law and/or regulations. The Board shall be entitled to make such rules or regulations for the conduct of meetings of shareholders as it shall deem necessary, appropriate orconvenient. Subject to such rules and regulations, if any, the chairman of the meeting shall have the right and authority to prescribe such rules, regulations and procedures and to do all acts as, in the judgment of such chairman, are necessary, appropriate or convenient for the proper conduct of the meeting, including without limitation establishing an agenda of business of the meeting, rules or regulations to maintain order, restrictions on entry to the meeting after the time fixed for commencement thereof and the fixing of the date and time of the opening and closing of the polls for each matter upon which the shareholders will vote at a meeting (and shall announce such at the meeting). 2.9 Voting. The shareholders entitled to vote at any meeting of shareholders shall bedetermined in accordance with the provisions of Section 2.11 of these bylaws, subject to Section 78.352 (relating to voting rights of fiduciaries, pledgors and joint owners of stock) and Section 78.365 (relating to voting trusts and other voting agreements) of the NRS. Except as otherwise provided in the provisions of Section 78.350 of the NRS (relating to the fixing of a date for determination of shareholders of record) or these bylaws, each shareholder shall be entitled to that number of votes for each share of capital stock held by such shareholder as set forth in the Articles. In all matters, other than the election of directors and except as otherwise required by law, the Articles or these bylaws, the affirmative vote of a majority of the voting power of the shares present orrepresented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the shareholders. Directors shall be elected by a plurality of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. The shareholders of the Corporation shall not have the right to cumulate their votes for the election of directors of the Corporation. 2.10 Shareholder Action by Written Consent without a Meeting. Any action required or permitted to be taken at any Annual or Special Meeting of Shareholders of the Corporation may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders ofoutstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Corporation by delivery to its registered office in the State of Nevada, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of the shareholders are recorded. Delivery made to the Corporation's registered office shall be by hand or by certified or registered mail, return receipt requested. Every written consent shall bear the date of signature of each shareholder who signs the consent and no written consent shall be effective to take the corporate action referred to thereinunless, within sixty (60) days of the earliest dated consent delivered in the manner required by this Section 2.10 to the Corporation, written consents signed by a sufficient number of holders to take action are delivered to the Corporation by delivery to its registered office in the State of Nevada, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of the shareholders are recorded. Any copy, facsimile or other reliable reproduction of a consent in writing may be substituted or used in lieu of the original writing for any and all purposes for which the original writing could be used, provided that such copy, facsimile or other reproduction shall be a complete reproduction of the entire original writing.Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those shareholders who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for such meeting had been the date

-4- that written consents signed by a sufficient number of holders to take the action were delivered to the Corporation as provided above in this Section 2.10. Any action required or permitted to be taken by the shareholders of the Corporation (if the Corporation has more than one shareholder at such time) must be effected at a duly called annual or special meeting of shareholders of the Corporation and may not be effected by any consent in writing by such shareholders. 2.11 Record Date for Shareholder Notice? Voting? Giving Consents. In order that the Corporation may determine the shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, orentitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board may fix, in advance, a record date, which record date shall not precede the date on which the resolution fixing the record date is adopted and which shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting, nor more than sixty (60) days prior to any other such action. If the Board does not fix a record date in accordance with these bylaws and applicable law: (a) The record date for determining shareholders entitled to notice of or to vote at a meeting of shareholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business onthe day next preceding the day on which the meeting is held. (b) The record date for determining shareholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board is necessary, shall be the first day on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation. (c) The record date for determining shareholders for any other purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto. A determination of shareholders of record entitled to notice of or to vote at a meeting of shareholders shall apply to any adjournment of the meeting? provided, however, that the Board may fix a new record date for the adjourned meeting. 2.12Proxies. Each shareholder entitled to vote at a meeting of shareholders may authorize another person or persons to act for such shareholder by proxy authorized by an instrument in writing or by a transmission permitted by law and filed with the secretary of the Corporation, but no such proxy shall be voted or acted upon after three (3) years from its date, unless the proxy provides for a longer period. A shareholder may also authorize another person or persons to act for him, her or it as proxy in the manner(s) provided under Section 78.355 of the NRS or as otherwise provided under Nevada law. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of Section 78.355 of the NRS. 2.13 List of Shareholders Entitled to Vote. The officerwho has charge of the stock ledger of the Corporation shall prepare and make, at least ten (10) days before every meeting of shareholders, a complete list of the shareholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each shareholder and the number of shares registered in the name of each shareholder. The Corporation shall not be required to include electronic mail addresses or other electronic contact information on such list. Such list shall be open to the examination of any shareholder, for any purpose germane to the meeting for a period of at least ten (10) days prior to the meeting: (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice ofthe meeting, or (ii) during ordinary business hours, at the Corporation's principal place of business. In the event that the Corporation determines to make the list available on an electronic network, the Corporation may take reasonable steps to ensure that such information is available only to shareholders of the Corporation. If the meeting is to be held at a place, then the list shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any shareholder who is present. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any shareholder during the whole time of the meeting on a reasonably accessible electronic network, and the information requiredto access such list shall be provided with the notice of the meeting. 2.14 Advance Notice of Shareholder Business. Only such business shall be conducted as shall have been properly brought before a meeting of the shareholders of the Corporation. To be properly brought before an annual meeting, business must be

-5- (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board, (b) otherwise properly brought before the meeting by or at the direction of the Board, or (c) a proper matter for shareholder action under the NRS that has been properly brought before the meeting by a shareholder (i) who is a shareholder of record on the date of the giving of the notice provided for in this Section 2.14 and on the record date for the determination of shareholders entitled to vote at such annual meeting and (ii) who complies with the notice procedures set forth in this Section 2.14. For such business to be considered properly brought before the meeting by a shareholder such shareholder must, in addition to any other applicable requirements, have giventimely notice in proper form of such shareholder's intent to bring such business before such meeting. To be timely, such shareholder's notice must be delivered to or mailed and received by the secretary of the Corporation at the principal executive offices of the Corporation not later than the close of business on the 90th day, nor earlier than the close of business on the 120th day, prior to the anniversary date of the immediately preceding annual meeting? provided, however, that in the event that no annual meeting was held in the previous year or the annual meeting is called for a date that is not within thirty (30) days before or after such anniversary date, notice by the shareholder to be timely must be so received not later than the close of business on the tenth (10th) dayfollowing the day on which such notice of the date of the meeting was mailed or public disclosure of the date of the meeting was made, whichever occurs first. To be in proper form, a shareholder's notice to the secretary shall be in writing and shall set forth: (a) the name and record address of the shareholder who intends to propose the business and the class or series and number of shares of capital stock of the Corporation which are owned beneficially or of record by such shareholder? (b) a representation that the shareholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to introduce the business specified in the notice? (c) a brief description of the business desired to be brought before theannual meeting and the reasons for conducting such business at the annual meeting? (d) any material interest of the shareholder in such business? and (e) any other information that is required to be provided by the shareholder pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Notwithstanding the foregoing, in order to include information with respect to a shareholder proposal in the proxy statement and form of proxy for a shareholder's meeting, shareholders must provide notice as required by, and otherwise comply with the requirements of, the Exchange Act and the regulations promulgated thereunder. No business shall be conducted at the annual meeting of shareholders except business brought before the annual meeting in accordancewith the procedures set forth in this Section 2.14. The chairman of the meeting may refuse to acknowledge the proposal of any business not made in compliance with the foregoing procedure. 2.15 Advance Notice of Director Nominations. Only persons who are nominated in accordance with the following procedures shall be eligible for election as directors of the Corporation, except as may be otherwise provided in the Articles with respect to the right of holders of Preferred Stock of the Corporation to nominate and elect a specified number of directors. To be properly brought before an annual meeting of shareholders, or any special meeting of shareholders called for the purpose of electing directors, nominations for the election of director must be (a) specified in the notice of meeting(or any supplement thereto), (b) made by or at the direction of the Board (or any duly authorized committee thereof) or (c) made by any shareholder of the Corporation (i) who is a shareholder of record on the date of the giving of the notice provided for in this Section 2.15 and on the record date for the determination of shareholders entitled to vote at such meeting and (ii) who complies with the notice procedures set forth in this Section 2.15. In addition to any other applicable requirements, for a nomination to be made by a shareholder, such shareholder must have given timely notice thereof in proper written form to the secretary of the Corporation. To be timely, a shareholder's notice to the secretary must be delivered to or mailed and received at the principal executiveoffices of the Corporation, in the case of an annual meeting, in accordance with the provisions set forth in Section 2.14, and, in the case of a special meeting of shareholders called for the purpose of electing directors, not later than the close of business on the tenth (10th) day following the day on which notice of the date of the special meeting was mailed or public disclosure of the date of the special meeting was made, whichever first occurs.

-6- To be in proper written form, a shareholder's notice to the secretary must set forth: (a) as to each person whom the shareholder proposes to nominate for election as a director (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class or series and number of shares of capital stock of the Corporation which are owned beneficially or of record by the person, (iv) a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the shareholder, and (v) any other information relating to such person that is required to be disclosed in solicitations ofproxies for elections of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including without limitation such person's written consent to being named in the proxy statement, if any, as a nominee and to serving as a director if elected)? and (b) as to such shareholder giving notice, the information required to be provided pursuant to Section 2.14. Subject to the rights of any holders of Preferred Stock of the Corporation, no person shall be eligible for election as a director of the Corporation unless nominated in accordance with the procedures set forth in this Section 2.15. If the chairman of the meeting properly determines that a nomination was not made in accordance with the foregoing procedures, the chairman shall declare to themeeting that the nomination was defective and such defective nomination shall be disregarded. ARTICLE III DIRECTORS 3.1 Powers. Subject to the provisions of the NRS and any limitations in the Articles, the business and affairs of the Corporation shall be managed and all corporate powers shall be exercised by or under the direction of the Board. 3.2 Number of Directors. Subject to the rights of the holders of any series of Preferred Stock to elect directors under specified circumstances, the authorized number of directors shall be determined from time to time by resolution of the Board, provided the Board shall consist of at least three members. No reduction of the authorized number of directors shall have the effect of removing any director before that director's term of officeexpires. 3.3 Election, Qualification and Term of Office of Directors. Except as provided in Section 3.4 and Section 3.13 of these bylaws, directors shall be elected at each annual meeting of shareholders to hold office until the next annual meeting. Directors need not be shareholders unless so required by the Articles or these bylaws. The Articles or these bylaws may prescribe other qualifications for directors. Each director, including a director elected to fill a vacancy, shall hold office until such director's successor is elected and qualified or until such director's earlier death, resignation or removal. All elections of directors shall be by written ballot, unless otherwise provided in the Articles. If authorized by the Board, such requirement of a written ballot shall be satisfied by aballot submitted by electronic transmission, provided that any such electronic transmission must be either set forth or be submitted with information from which it can be determined that the electronic transmission was authorized. 3.4 Resignation and Vacancies. Any director may resign at any time upon written notice or by electronic transmission to the chairman of the Board, with a copy to the secretary of the Corporation. Subject to the rights of the holders of any series of Preferred Stock of the Corporation then outstanding and unless the Board otherwise determines, newly created directorships resulting from any increase in the authorized number of directors, or any vacancies on the Board resulting from the death, resignation, retirement, disqualification, removal fromoffice or other cause shall, unless otherwise required by law, be filled by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board, or by a sole remaining director. When one or more directors resigns and the resignation is effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each director so chosen shall hold office as provided in this section in the filling of other vacancies. 3.5 Place of Meetings? Meetings by Telephone. The Board may hold meetings, both regular and special, either within or

-7- outside the State of Nevada. Unless otherwise restricted by the Articles or these bylaws, members of the Board, or any committee designated by the Board, may participate in a meeting of the Board, or any committee, by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting. 3.6 Regular Meetings. Regular meetings of the Board may be held with at least two (2) business days prior notice at such time and at such place as shall from time to time be determined by the Board. 3.7 Special Meetings? Notice. Special meetings of the Board for any purpose or purposes may be called at any time by (i) theBoard of Directors of the Corporation, (ii) the Chairman of the Board of Directors of the Corporation, (iii) the Chief Executive Officer (or, in the absence of a Chief Executive Officer, the President) of the Corporation, or (iv) a holder, or group of holders, of Common Stock holding more than twenty percent (20%) of the total voting power of the outstanding shares of capital stock of the Corporation then entitled to vote. The person(s) authorized to call special meetings of the Board may fix the place and time of the meeting. Notice of the time and place of special meetings shall be: (a) delivered personally by hand, by courier or by telephone? (b) sent by United States first-class mail, postage prepaid? (c) sent by facsimile? or (d) sent by electronic mail, directed to eachdirector at that director's address, telephone number, facsimile number or electronic mail address, as the case may be, as shown on the Corporation's records. If the notice is (i) delivered personally by hand, by courier or by telephone, (ii) sent by facsimile or (iii) sent by electronic mail, it shall be delivered or sent at least twenty-four (24) hours before the time of the holding of the meeting. If the notice is sent by United States mail, it shall be deposited in the United States mail at least four days before the time of the holding of the meeting. Any oral notice may be communicated either to the director or to a person at the office of the director who the person giving notice has reason to believe will promptly communicate such notice to the director. The notice neednot specify the place of the meeting if the meeting is to be held at the Corporation's principal executive office nor the purpose of the meeting. 3.8 Quorum. Except as otherwise required by law or the Articles, at all meetings of the Board, a majority of the authorized number of directors (as determined pursuant to Section 3.2 of these bylaws) shall constitute a quorum for the transaction of business, except to adjourn as provided in Section 3.11 of these bylaws. The vote of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board, except as may be otherwise specifically provided by statute, the Articles or these bylaws. 3.9 Waiver of Notice. Whenever notice is required to be given under any provisions of the NRS, the Articles orthese bylaws, a written waiver thereof, signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting solely for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the directors, or members of a committee of directors, need be specified in any written waiver of notice or any waiver by electronic transmission unless sorequired by the Articles or these bylaws. 3.10 Board Action by Written Consent without a Meeting. Unless otherwise restricted by the Articles or these bylaws, any action required or permitted to be taken at any meeting of the Board, or of any committee thereof, may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing or by electronic transmission and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the Board or committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

-8- 3.11 Adjourned Meeting? Notice. If a quorum is not present at any meeting of the Board, then a majority of the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present. 3.12 Fees and Compensation of Directors. Unless otherwise restricted by the Articles or these bylaws, the Board shall have the authority to fix the compensation of directors. 3.13 Removal of Directors. Subject to the rights of the holders of any series of Preferred Stock then outstanding, any director or the entire Board may be removed from office at any time, with or without cause, by the affirmative vote of the holders of at least a majority of the voting power of the issued and outstanding shares of capital stockof the Corporation then entitled to vote in the election of directors. 3.14 Corporate Governance Compliance. Without otherwise limiting the powers of the Board set forth in Section 3.1 and provided that shares of capital stock of the Corporation are listed for trading on either the NASDAQ Stock Market ("NASDAQ") or the New York Stock Exchange or the NYSE American (in either case, "NYSE"), the Corporation shall comply with the corporate governance rules and requirements of the NASDAQ or the NYSE, as applicable. ARTICLE IV COMMITTEES 4.1 Committees of Directors. The Board may designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board may designate one or more directors as alternate members of any committee, whomay replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board or in these bylaws, shall have and may exercise such lawfully delegable powers and duties as the Board may confer. Each committee will comply with all applicable provisions of: the Sarbanes-Oxley Act of 2002, the rules and regulations of the Securities and Exchange Commission,and the rules and requirements of NASDAQ or NYSE, as applicable, and will have the right to retain independent legal counsel and other advisers at the Corporation's expense. 4.2 Committee Minutes. Each committee shall keep regular minutes of its meetings and report to the Board when required. 4.3 Meetings and Action of Committees. Meetings and actions of committees shall be governed by, and held and taken in accordance with, the provisions of: (a) Section 3.5 (place of meetings and meetings by telephone)? (b) Section 3.6 (regular meetings)? (c) Section 3.7 (special meetings and notice)? (d) Section 3.8 (quorum)? (e) Section 3.9 (waiver of notice)? (f) Section 3.10 (action without a meeting)? and (g) Section 3.11 (adjournment and notice of adjournment), with such changes in thecontext of those bylaws as are necessary to substitute the committee and its members for the Board and its members. Notwithstanding the foregoing: (a) the time of regular meetings of committees may be determined either by resolution of the Board or by

-9- resolution of the committee? (b) special meetings of committees may also be called by resolution of the Board? and (c) notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee. The Board may adopt rules for the government of any committee not inconsistent with the provisions of these bylaws. 4.4 Audit Committee. The Board shall establish an Audit Committee whose principal purpose will be to oversee the Corporation's and its subsidiaries' accounting and financial reporting processes, internal systems of control, independent auditor relationships and audits of consolidated financial statements of the Corporation and its subsidiaries. The Audit Committee will also determine theappointment of the independent auditors of the Corporation and any change in such appointment and ensure the independence of the Corporation's auditors. In addition, the Audit Committee will assume such other duties and responsibilities as the Board may confer upon the committee from time to time. 4.5 Corporate Governance and Nominating Committee. The Board shall establish a Corporate Governance and Nominating Committee whose principal duties will be to assist the Board by identifying individuals qualified to become Board members consistent with criteria approved by the Board, to recommend to the Board for its approval the slate of nominees to be proposed by the Board to the shareholders for election to the Board, to develop and recommend to the Board the governanceprinciples applicable to the Corporation, as well as such other duties and responsibilities as the Board may confer upon the committee from time to time. In the event the Corporate Governance and Nominating Committee will not be recommending a then incumbent director for inclusion in the slate of nominees to be proposed by the Board to the shareholders for election to the Board, and provided such incumbent director has not notified the Committee that he or she will be resigning or that he or she does not intend to stand for re-election to the Board, then, in the case of an election to be held at an annual meeting of shareholders, the Committee will recommend the slate of nominees to the Board at least thirty (30) days prior to the latest date required by the provisions ofSections 2.14 and 2.15 of these bylaws for shareholders to submit nominations for directors at such annual meeting, or in the case of an election to be held at a special meeting of shareholders, at least ten (10) days prior to the latest date required by the provisions of Sections 2.14 and 2.15 of these bylaws for shareholders to submit nominations for directors at such special meeting. 4.6 Compensation Committee. The Board shall establish a Compensation Committee whose principal duties will be to review employee compensation policies and programs as well as the compensation of the chief executive officer and other executive officers of the Corporation, to recommend to the Board a compensation program for outside Board members, as well as such other duties andresponsibilities as the Board may confer upon the committee from time to time. ARTICLE V OFFICERS 5.1 Officers. The officers of the Corporation shall be a chief executive officer and a secretary. The Corporation may also have, at the discretion of the Board, a chairman of the Board, an executive chairman of the Board, one or more presidents, a chief financial officer, a treasurer, one or more vice presidents, one or more assistant vice presidents, one or more assistant treasurers, one or more assistant secretaries, and any such other officers as may be appointed in accordance with the provisions of these bylaws. Any number of offices may be held by the same person, provided, however, that, except as provided in Section 5.6 below, the chairman of the Board shall not hold anyother office of the Corporation. 5.2 Appointment of Officers. The Board shall appoint the officers of the Corporation, except such officers as may be appointed in accordance with the provisions of Sections 5.3 of these bylaws, subject to the rights, if any, of an officer under any contract of employment. Each officer shall hold office until his or her successor is elected and qualified or until his or her earlier resignation or removal. A failure to elect officers shall not dissolve or otherwise affect the Corporation. 5.3 Subordinate Officers. The Board may appoint, or empower the chief executive officer of the Corporation, to appoint, such other officers and agents as the business of the Corporation may require. Each of such officers and agents shall hold office for such period, havesuch authority, and perform such duties as are provided in these bylaws or as the Board may from time to time determine.

-10- 5.4 Removal and Resignation of Officers. Any officer may be removed, either with or without cause, by an affirmative vote of the majority of the Board at any regular or special meeting of the Board or, except in the case of an officer appointed by the Board, by any officer upon whom such power of removal has been conferred by the Board. Any officer may resign at any time by giving written notice to the Corporation. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice. Unless otherwise specified in the notice of resignation, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the Corporation under any contract to which theofficer is a party. 5.5 Vacancies in Offices. Any vacancy occurring in any office of the Corporation shall be filled by the Board or as provided in Section 5.2. 5.6 Chairman of the Board. The chairman of the Board shall be a member of the Board and, if present, preside at meetings of the Board and exercise and perform such other powers and duties as may from time to time be assigned to him or her by the Board or as may be prescribed by these bylaws. The chairman shall be an Outside Director (as defined in the Articles) and shall not hold any other office of the Corporation unless the appointment of the chairman is approved by two-thirds of the members of the Board then in office, provided, however, that if there is no chief executive officer or president of the Corporation as aresult of the death, resignation or removal of such officer, then the chairman of the Board may also serve in an interim capacity as the chief executive officer of the Corporation until the Board shall appoint a new chief executive officer and, while serving in such interim capacity, shall have the powers and duties prescribed in Section 5.7 of these bylaws. 5.7 Chief Executive Officer. Subject to the control of the Board and any supervisory powers the Board may give to the chairman of the Board, the chief executive officer shall have general supervision, direction, and control of the business and affairs of the Corporation and shall see that all orders and resolutions of the Board are carried into effect. The chief executive officer shall, together with any president or presidents of theCorporation, also perform all duties incidental to this office that may be required by law and all such other duties as are properly required of this office by the Board of Directors. The chief executive officer shall serve as chairman of and preside at all meetings of the shareholders. In the absence of the chairman of the Board, the chief executive officer shall preside at all meetings of the Board. 5.8 Presidents. Subject to the control of the Board and any supervisory powers the Board may give to the chairman of the Board, any president or presidents of the Corporation shall, together with the chief executive officer, have general supervision, direction, and control of the business and affairs of the Corporation and shall see that all orders and resolutions of the Board are carriedinto effect. A president shall have such other powers and perform such other duties as from time to time may be prescribed for him or her by the Board, these bylaws, the chief executive officer, or the chairman of the Board. 5.9 Vice Presidents. In the absence or disability of any president, the vice presidents, if any, in order of their rank as fixed by the Board or, if not ranked, a vice president designated by the Board, shall perform all the duties of a president. When acting as a president, the appropriate vice president shall have all the powers of, and be subject to all the restrictions upon, that president. The vice presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the Board, these bylaws,the chairman of the Board, the chief executive officer or, in the absence of a chief executive officer, any president. 5.10 Secretary. The secretary shall keep or cause to be kept, at the principal executive office of the Corporation or such other place as the Board may direct, a book of minutes of all meetings and actions of directors, committees of directors, and shareholders. The minutes shall show: (a) the time and place of each meeting? (b) whether regular or special (and, if special, how authorized and the notice given)? (c) the names of those present at directors' meetings or committee meetings? (d) the number of shares present or represented at shareholders' meetings? and

-11- (e) the proceedings thereof. The secretary shall keep, or cause to be kept, at the principal executive office of the Corporation or at the office of the Corporation's transfer agent or registrar, as determined by resolution of the Board, a share register, or a duplicate share register showing: (a) the names of all shareholders and their addresses? (b) the number and classes of shares held by each? (c) the number and date of certificates evidencing such shares? and (d) the number and date of cancellation of every certificate surrendered for cancellation. The secretary shall give, or cause to be given, notice of all meetings of the shareholders and of the Board required to be given by law or by these bylaws. The secretary shall keep the seal of the Corporation, if one be adopted, in safecustody and shall have such other powers and perform such other duties as may be prescribed by the Board or by these bylaws. 5.11 Chief Financial Officer. The chief financial officer shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the Corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings and shares. The books of account shall at all reasonable times be open to inspection by any director. The chief financial officer shall deposit all moneys and other valuables in the name and to the credit of the Corporation with such depositories as the Board may designate. The chief financial officer shall disburse thefunds of the Corporation as may be ordered by the Board, shall render to the chief executive officer or, in the absence of a chief executive officer, any president and directors, whenever they request it, an account of all his or her transactions as chief financial officer and of the financial condition of the Corporation, and shall have other powers and perform such other duties as may be prescribed by the Board or these bylaws. The chief financial officer may be the treasurer of the Corporation. 5.12 Treasurer. The treasurer shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the Corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses,capital, retained earnings and shares. The books of account shall at all reasonable times be open to inspection by any director. The treasurer shall deposit all moneys and other valuables in the name and to the credit of the Corporation with such depositories as the Board may designate. The treasurer shall disburse the funds of the Corporation as may be ordered by the Board, shall render to the chief executive officer or, in the absence of a chief executive officer, any president and the directors, whenever they request it, an account of all his or her transactions as treasurer and of the financial condition of the Corporation, and shall have other powers and perform such other duties as may be prescribed by the Board or these bylaws. 5.13 Assistant Secretary. The assistant secretary, or,if there is more than one, the assistant secretaries in the order determined by the Board (or if there be no such determination, then in the order of their election) shall, in the absence of the secretary or in the event of the secretary's inability or refusal to act, perform the duties and exercise the powers of the secretary and shall perform such other duties and have such other powers as may be prescribed by the Board or these bylaws. 5.14 Assistant Treasurer. The assistant treasurer, or, if there is more than one, the assistant treasurers, in the order determined by the Board (or if there be no such determination, then in the order of their election), shall, in the absence of the chief financial officer or treasurer or in the event of the chief financial officer's or treasurer'sinability or refusal to act, perform the duties and exercise the powers of the chief financial officer or treasurer, as applicable, and shall perform such other duties and have such other powers as may be prescribed by the Board or these bylaws. 5.15 Representation of Shares of Other Corporations. The chairman of the Board, the chief executive officer, any president,

-12- any vice president, the treasurer, the secretary or assistant secretary of this Corporation, or any other person authorized by the Board, the chief executive officer, a president or a vice president, is authorized to vote, represent, and exercise on behalf of this Corporation all rights incident to any and all shares or other equity interests of any other Corporation or entity standing in the name of this Corporation. The authority granted herein may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by such person having the authority. 5.16 Authority and Duties of Officers. In addition to the foregoing authority and duties, all officers of the Corporation shall respectively have such authority and perform suchduties in the management of the business of the Corporation as may be designated from time to time by the Board. ARTICLE VI RECORDS AND REPORTS 6.1 Maintenance and Inspection of Records. The Corporation shall, either at its principal executive office or at such place or places as designated by the Board, keep a record of its shareholders listing their names and addresses and the number and class of shares held by each shareholder, a copy of these bylaws, as may be amended to date, minute books, accounting books and other records. Any such records maintained by the Corporation may be kept on, or by means of, or be in the form of, any information storage device or method, provided that the records so kept can be converted into clearly legible paper form within a reasonable time.The Corporation shall so convert any records so kept upon the request of any person entitled to inspect such records pursuant to the provisions of the NRS. When records are kept in such manner, a clearly legible paper form produced from or by means of the information storage device or method shall be admissible in evidence, and accepted for all other purposes, to the same extent as an original paper form accurately portrays the record. Any shareholder of record, in person or by attorney or other agent, shall, upon written demand under oath stating the purpose thereof, have the right during the usual hours for business to inspect for any proper purpose the Corporation's stock ledger, a list of its shareholders, and its other books and records and to make copies or extracts therefrom. Aproper purpose shall mean a purpose reasonably related to such person's interest as a shareholder. In every instance where an attorney or other agent is the person who seeks the right to inspection, the demand under oath shall be accompanied by a power of attorney or such other writing that authorizes the attorney or other agent to so act on behalf of the shareholder. The demand under oath shall be directed to the Corporation at its registered office in Nevada or at its principal executive office. 6.2 Inspection by Directors. Any director shall have the right to examine the Corporation's stock ledger, a list of its shareholders, and its other books and records for a purpose reasonably related to his or her position as a director. ARTICLE VII GENERAL MATTERS 7.1 Checks? Drafts? Evidences ofIndebtedness. From time to time, the Board shall determine by resolution which person or persons may sign or endorse all checks, drafts, other orders for payment of money, notes or other evidences of indebtedness that are issued in the name of or payable to the Corporation, and only the persons so authorized shall sign or endorse those instruments. 7.2 Execution of Corporate Contracts and Instruments. Except as otherwise provided in these bylaws, the Board, or any officers of the Corporation authorized thereby, may authorize any officer or officers, or agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the Corporation? such authority may be general or confined to specific instances. 7.3 Stock Certificates? Partly Paid Shares. Theshares of the Corporation shall be represented by certificates, provided that the Board may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation. Notwithstanding the adoption of such a resolution by the Board, every holder of stock represented by certificates and upon request every holder of uncertificated shares shall be entitled to have a certificate signed by, or in the name of the Corporation by the chairman or vice-chairman of the Board, or any president or vice-president, and by the treasurer or an assistant treasurer, or the secretary or an assistant secretary of such Corporationrepresenting the number

-13- of shares registered in certificate form. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he or she were such officer, transfer agent or registrar at the date of issue. The Corporation may issue the whole or any part of its shares as partly paid and subject to call for the remainder of the consideration to be paid therefor. Upon the face or back of each stock certificate issued to represent any such partly paid shares, and upon the books and records of the Corporation in the case ofuncertificated partly paid shares, the total amount of the consideration to be paid therefor and the amount paid thereon shall be stated. Upon the declaration of any dividend on fully paid shares, the Corporation shall declare a dividend upon partly paid shares of the same class, but only upon the basis of the percentage of the consideration actually paid thereon. 7.4 Special Designation on Certificates. If the Corporation is authorized to issue more than one class of stock or more than one series of any class, then the powers, designations, preferences, and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on theface or back of the certificate that the Corporation shall issue to represent such class or series of stock? provided, however, that, except as otherwise provided in Section 78.242 of the NRS, in lieu of the foregoing requirements there may be set forth on the face or back of the certificate that the Corporation shall issue to represent such class or series of stock a statement that the Corporation will furnish without charge to each shareholder who so requests the powers, designations, preferences, and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. 7.5 Lost Certificates. Except as provided in this Section 7.6, no new certificates for shares shall be issuedto replace a previously issued certificate unless the latter is surrendered to the Corporation and cancelled at the same time. The Corporation may issue a new certificate of stock or uncertificated shares in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate, or such owner's legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares. 7.6 Construction? Definitions. Unless the context requires otherwise, the general provisions, rules of construction,and definitions in the NRS shall govern the construction of these bylaws. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term "person" includes both a Corporation and a natural person. 7.7 Dividends. The Board, subject to any restrictions contained in either (i) the NRS, or (ii) the Articles, may declare and pay dividends upon the shares of its capital stock. Dividends may be paid in cash, in property, or in shares of the Corporation's capital stock. The Board may set apart out of any of the funds of the Corporation available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve. 7.8 Fiscal Year. The fiscal year of the Corporation shall be fixed by resolutionof the Board and may be changed by the Board. 7.9 Seal. The Corporation may adopt a corporate seal, which shall be adopted and which may be altered by the Board. The Corporation may use the corporate seal by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced. 7.10 Transfer of Stock. Transfers of stock shall be made only upon the transfer books of the Corporation kept at an office of the Corporation or by transfer agents designated to transfer shares of the stock of the Corporation. Except where a certificate is issued in accordance with Section 7.5 of these bylaws, an outstanding certificate for the number of shares involved shall be surrendered for cancellation before a new certificate is issued therefore. Upon surrender to the Corporation orthe transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate, and record the transaction in its books. 7.11 Stock Transfer Agreements. The Corporation shall have power to enter into and perform any agreement with any

-14- number of shareholders of any one or more classes or series of stock of the Corporation to restrict the transfer of shares of stock of the Corporation of any one or more classes or series owned by such shareholders in any manner not prohibited by the NRS. 7.12 Registered Shareholders. The Corporation: (a) shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends and to vote as such owner? (b) shall be entitled to hold liable for calls and assessments on partly paid shares the person registered on its books as the owner of shares? and (c) shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of another person, whether or not it shall have express or othernotice thereof, except as otherwise provided by the laws of Nevada. 7.13 Waiver of Notice. Whenever notice is required to be given under any provision of the NRS, the Articles or these bylaws, a written waiver, signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time of the event for which notice is to be given, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting solely for the express purpose of objecting at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purposeof, any regular or special meeting of the shareholders need be specified in any written waiver of notice or any waiver by electronic transmission unless so required by the Articles or these bylaws. 7.14 Charitable Foundation. The establishment by the Corporation of a charitable foundation will require Board approval, as will contributions by the Corporation to the foundation and disbursements by the foundation. The Board may delegate authority over the foundation to one or more persons who are not directors of the Corporation with the approval of two-thirds of the members of the Board. 7.15 Forum Selection. Unless the Corporation consents in writing to the selection of an alternative forum, the federal or state courts located in Clark County, Nevada, shall be the sole and exclusive forafor: (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim for breach of a fiduciary duty owed by any director, officer, employee or agent of the Corporation to the Corporation or the Corporation's stockholders, (iii) any action asserting a claim arising pursuant to any provision of the NRS, the Articles or these Bylaws of the Corporation or (iv) any action asserting a claim governed by the internal affairs doctrine as such doctrine exists under the law of the State of Nevada. However, this sole and exclusive forum provision will not apply in those instances where there is exclusive federal jurisdiction, including but not limited to actions arising under the Securities Act or the Exchange Act, in all cases to the fullest extentpermitted by law and subject to the court having personal jurisdiction over the indispensable parties named as defendants. This paragraph of Article VII shall not apply to suits brought to enforce a duty or liability created by the Securities Exchange Act of 1934, as amended, or any other claim for which the federal courts have exclusive jurisdiction. Unless the Corporation consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended. Any person or entity holding, owning or otherwise acquiring any interest in any security of the Corporation shall be deemed to have notice of andconsent to the provisions of this Certificate of Incorporation. ARTICLE VIII NOTICE BY ELECTRONIC TRANSMISSION 8.1 Notice by Electronic Transmission. Without limiting the manner by which notice otherwise may be given effectively to shareholders pursuant to the NRS, the Articles or these bylaws, any notice to shareholders given by the Corporation under any provision of the NRS, the Articles or these bylaws shall be effective if given by a form of electronic transmission consented to by the shareholder to whom the notice is given. Any such consent shall be revocable by the shareholder by written notice to the Corporation. Any such consent shall be deemed revoked if: (a) the Corporation is unable to deliver by electronic transmission two consecutive notices given by the Corporation inaccordance with such consent? and

-15- b) such inability becomes known to the secretary or an assistant secretary of the Corporation or to the transfer agent, or other person responsible for the giving of notice. However, the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action. Any notice given pursuant to the preceding paragraph shall be deemed given: (a) if by facsimile telecommunication, when directed to a number at which the shareholder has consented to receive notice? (b) if by electronic mail, when directed to an electronic mail address at which the shareholder has consented to receive notice? (c) if by a posting on an electronic network together with separate notice to the shareholder of such specific posting, upon the later of (A) such posting and (B) thegiving of such separate notice? and (d) if by any other form of electronic transmission, when directed to the shareholder. An affidavit of the secretary or an assistant secretary or of the transfer agent or other agent of the Corporation that the notice has been given by a form of electronic transmission shall, in the absence of fraud, be prima facie evidence of the facts stated therein. 8.2 Definition Of Electronic Transmission. An "electronic transmission" means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved, and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process. 8.3 Inapplicability. Notice by a form ofelectronic transmission shall not apply to Section 78.220 (subscriptions for corporate shares: Payment? default? irrevocability), Section 78.685 (action on creditors' claims? appeal of disallowed claims), Section 78.730 (Renewal or revival: Procedure? fee? certificate as evidence) or Section 31.050 (Attachment of shares of stock, debts due defendant and other property) of the NRS. ARTICLE IX INDEMNIFICATION OF DIRECTORS AND OFFICERS 9.1 Power to Indemnify in Actions, Suits or Proceedings Other Than Those by or in the Right of the Corporation. Subject to Section 9.3 of this Article IX, the Corporation shall indemnify, to the fullest extent permitted by the NRS, as now or hereafter in effect, any person who was or is a party or is threatened to be made a party to any threatened, pending orcompleted action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that such person (or the legal representative of such person) is or was a director or officer of the Corporation or any predecessor of the Corporation, or is or was a director or officer of the Corporation serving at the request of the Corporation as a director or officer, employee or agent of another Corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faithand in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person's conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that such person's conduct was unlawful. 9.2 Power to Indemnify in Actions, Suits or Proceedings by or in the Right ofthe Corporation. Subject to Section 9.3 of this Article IX, the Corporation shall indemnify, to the fullest extent permitted by the NRS, as now or hereafter in effect, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that such person (or the legal representative of such person) is or was a director or officer of the Corporation or any predecessor of the Corporation, or is or was a director or officer of the Corporation serving at the request of the Corporation as a director, officer, employee or agent of another

-16- Corporation, partnership, joint venture, trust, employee benefit plan or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation? except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances ofthe case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper. 9.3 Authorization of Indemnification. Any indemnification under this Article IX (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because such person has met the applicable standard of conduct set forth in Section 9.1 or Section 9.2 of this Article IX, as the case may be. Such determination shall be made, with respect to a person who is a director or officer at the time of such determination, (i) by a majority vote of the directors who are not parties to such action, suit orproceeding, even though less than a quorum, or (ii) by a committee of such directors designated by a majority vote of such directors, even though less than a quorum, or (iii) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion or (iv) by the shareholders (but only if a majority of the directors who are not parties to such action, suit or proceeding, if they constitute a quorum of the board of directors, presents the issue of entitlement to indemnification to the shareholders for their determination). Such determination shall be made, with respect to former directors and officers, by any person or persons having the authority to act on the matter on behalf of the Corporation. To the extent, however, that a present orformer director or officer of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding described above, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection therewith, without the necessity of authorization in the specific case. 9.4 Good Faith Defined. For purposes of any determination under Section 9.3 of this Article IX, to the fullest extent permitted by applicable law, a person shall be deemed to have acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, or, with respect to any criminal action or proceeding, to havehad no reasonable cause to believe such person's conduct was unlawful, if such person's action is based on the records or books of account of the Corporation or another enterprise, or on information supplied to such person by the officers of the Corporation or another enterprise in the course of their duties, or on the advice of legal counsel for the Corporation or another enterprise or on information or records given or reports made to the Corporation or another enterprise by an independent certified public accountant or by an appraiser or other expert selected with reasonable care by the Corporation or another enterprise. The term "another enterprise" as used in this Section 9.4 shall mean any other Corporation or any partnership, joint venture, trust, employee benefit plan or otherenterprise of which such person is or was serving at the request of the Corporation as a director, officer, employee or agent. The provisions of this Section 9.4 shall not be deemed to be exclusive or to limit in any way the circumstances in which a person may be deemed to have met the applicable standard of conduct set forth in Section 9.1 or 9.2 of this Article IX, as the case may be. 9.5 Indemnification by a Court. Notwithstanding any contrary determination in the specific case under Section 9.3 of this Article IX, and notwithstanding the absence of any determination thereunder, any director or officer may apply to the Court of Chancery in the State of Nevada for indemnification to the extent otherwise permissible under Sections 9.1 and 9.2 of this Article IX. The basis of suchindemnification by a court shall be a determination by such court that indemnification of the director or officer is proper in the circumstances because such person has met the applicable standards of conduct set forth in Section 9.1 or 9.2 of this Article IX, as the case may be. Neither a contrary determination in the specific case under Section 9.3 of this Article IX nor the absence of any determination thereunder shall be a defense to such application or create a presumption that the director or officer seeking indemnification has not met any applicable standard of conduct. Notice of any application for indemnification pursuant to this Section 9.5 shall be given to the Corporation promptly upon the filing of such application. If successful, in whole or in part, the director orofficer seeking indemnification shall also be entitled to be paid the expense of prosecuting such application. 9.6 Expenses Payable in Advance. To the fullest extent not prohibited by the NRS, or by any other applicable law, expenses incurred by a person who is or was a director or officer in defending any civil, criminal, administrative or investigative action, suit or proceeding shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding? provided, however, that if the NRS requires, an advance of expenses incurred by any person in his or her capacity as a director or officer (and not in any other capacity) shall be made only upon receipt of an undertaking by or on behalf of such person to

-17- repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation as authorized in this Article IX. 9.7 Non-Exclusivity of Indemnification and Advancement of Expenses. The indemnification and advancement of expenses provided by or granted pursuant to this Article IX shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under the Articles, any bylaw, agreement, vote of shareholders or disinterested directors or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding such office, it being the policy of the Corporation that indemnification of the persons specified in Sections 9.1 and 9.2 ofthis Article IX shall be made to the fullest extent permitted by law. The provisions of this Article IX shall not be deemed to preclude the indemnification of any person who is not specified in Section 9.1 or 9.2 of this Article IX but whom the Corporation has the power or obligation to indemnify under the provisions of the NRS, or otherwise. The Corporation is specifically authorized to enter into individual contracts with any or all of its directors, officers, employees or agents respecting indemnification and advances, to the fullest extent not prohibited by the NRS, or by any other applicable law. 9.8 Insurance. To the fullest extent permitted by the NRS or any other applicable law, the Corporation may purchase and maintain insurance on behalf of any person who is or was a director,officer, employee or agent of the Corporation, or is or was a director, officer, employee or agent of the Corporation serving at the request of the Corporation as a director, officer, employee or agent of another Corporation, partnership, joint venture, trust, employee benefit plan or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person's status as such, whether or not the Corporation would have the power or the obligation to indemnify such person against such liability under the provisions of this Article IX. 9.9 Certain Definitions. For purposes of this Article IX, references to the " Corporation" shall include, in addition to the resulting Corporation, any constituent Corporation (including anyconstituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors or officers, so that any person who is or was a director or officer of such constituent Corporation, or is or was a director or officer of such constituent Corporation serving at the request of such constituent Corporation as a director, officer, employee or agent of another Corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, shall stand in the same position under the provisions of this Article IX with respect to the resulting or surviving Corporation as such person would have with respect to such constituent Corporation if its separate existence had continued. For purposes ofthis Article IX, references to "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan? and references to "serving at the request of the Corporation" shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such director or officer with respect to an employee benefit plan, its participants or beneficiaries? and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Corporation" as referred to in this Article IX. 9.10 Survival of Indemnification and Advancement ofExpenses. The rights to indemnification and advancement of expenses conferred by this Article IX shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors, administrators and other personal and legal representatives of such a person. 9.11 Limitation On Indemnification. Notwithstanding anything contained in this Article IX to the contrary, except for proceedings to enforce rights to indemnification (which shall be governed by Section 9.5 hereof), the Corporation shall not be obligated to indemnify any director or officer in connection with a proceeding (or part thereof) initiated by such person unless such proceeding (or part thereof) was authorized or consented to by the board of directors of the Corporation. 9.12Indemnification of Employees and Agents. The Corporation may, to the extent authorized from time to time by the board of directors, provide rights to indemnification and to the advancement of expenses to employees and agents of the Corporation similar to those conferred in this Article IX to directors and officers of the Corporation. 9.13 Effect of Amendment or Repeal. Neither any amendment or repeal of any Section of this Article IX, nor the adoption of any provision of the Articles or the bylaws inconsistent with this Article IX, shall adversely affect any right or protection of any director, officer, employee or other agent established pursuant to this Article IX existing at the time of such amendment, repeal or adoption of an inconsistent provision, including withoutlimitation by eliminating or reducing the effect of this Article IX, for or in respect of any act, omission or other matter occurring, or any action or proceeding accruing or arising (or that, but

-18- for this Article IX, would accrue or arise), prior to such amendment, repeal or adoption of an inconsistent provision. ARTICLE X AMENDMENTS The bylaws of the Corporation may be adopted, amended or repealed by a majority of the voting power of the shareholders entitled to vote? provided, however, that the Corporation may, in its Articles, also confer the power to adopt, amend or repeal bylaws upon the Board. The fact that such power has been so conferred upon the Board shall not divest the shareholders of the power, nor limit their power to adopt, amend or repeal bylaws. * * * * *

IMPERALIS HOLDING CORP. a Nevada Corporation CERTIFICATE OF ADOPTION OF BYLAWS The undersigned hereby certifies that he or she is the duly elected, qualified, and acting Chief Executive Officer of Imperalis Holding Corp., a Nevada Corporation, and that the foregoing bylaws, comprising eighteen (18) pages, were adopted as the Corporation's bylaws as of December 31, 2023, by the Corporation's board of directors. IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 31st day of December 2023. /s/Amos Kohn Amos Kohn Chief Executive Officer

EXHIBIT D

FORM OF COMPANY COMPLIANCE CERTIFICATE

[See attached.]

COMPLIANCE CERTIFICATE OF

TurnOnGreen, Inc.

Reference is made to that certain Share Purchase Agreement (the “Agreement”), dated as of July 25, 2024, by and among TurnOnGreen, Inc., a Nevada corporation and having a principal place of business at 1421 McCarthy Blvd. Milpitas, CA 95035 (the “Company”); GCEF Opportunity Fund, LLC, a Delaware Limited Liability Company at 780 Deltona Blvd, Suite 202, Deltona, FL 32725 (the “Purchaser” and together with the Company and Purchaser, the “Parties”). Terms capitalized but not defined herein have the meanings given them in the Agreement.

Pursuant to Section 5.03(d) of the Agreement, the undersigned officer of the Company, for and on behalf of the Company, in his or her capacity as an officer of the Company and not in any individual capacity, hereby certifies as follows:

This certificate is delivered together with a Draw Down Notice in connection with a Draw Down exercise. The Company has performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Agreement and each other Transaction Document to be performed, satisfied or complied with by the Company at or prior to the Draw Down Exercise Date, and shall have performed, satisfied or complied with all of the same as of the Settlement Date in respect of the Draw Down for which this certificate and the related Draw Down Notice are delivered.

IN WITNESS WHEREOF, the undersigned, being a duly elected and acting officer of the Company, has executed this Compliance Certificate as of the date set forth below.

TURNONGREEN, INC.

By:
Name:	Amos Kohn
Title:	Chief Executive Officer

EXHIBIT E

SHARE PURCHASE AGREEMENT FORM OF DRAW DOWN NOTICE

Reference is made to the Share Purchase Agreement dated as of July 25, 2024, (the “Purchase Agreement”) by and among TurnOnGreen, Inc., a Nevada corporation and having a principal place of business at 1421 McCarthy Blvd., Milpitas, CA 95035 (the “Company”); GCEF Opportunity Fund, LLC, a Delaware Limited Liability Company at 780 Deltona Blvd, Suite 202, Deltona, FL 32725 (the “Purchaser” and together with the Company and Purchaser, the “Parties”). Capitalized terms used and not otherwise defined herein shall have the meanings given such terms in the Purchase Agreement.

In accordance with and pursuant to Section 6.01 of the Purchase Agreement, the Company hereby issues this Draw Down Notice to exercise a Draw Down request for the Draw Down Amount indicated below.

Draw Down Amount Requested:

Draw Down Pricing Period start date:

Draw Down Pricing Period end date:

Settlement Date:

Draw Down Threshold Price:

Dollar Amount and Number of Shares Currently Unissued under the Registration Statement:

Dollar Amount and Number of Shares Currently Available under the Aggregate Limit:

Dated: __________________________________

TURNONGREEN, INC.

By:
Name:	Amos Kohn
Title:	Chief Executive Officer
Address:	1421 McCarthy Blvd. Milpitas, CA 95035

EXHIBIT F

FORM OF CLOSING NOTICE

To:

TurnOnGreen, Inc.

1421 McCarthy Blvd.

Milpitas, CA 95035

Attention:

We refer to the share purchase agreement (the “Agreement”) dated July 25, 2024 by and among us, GCEF Opportunity Fund, LLC, and yourselves and to the Draw Down Notice delivered to us on____________, 20____. Terms defined in the Agreement have the same meaning herein.

We hereby give you notice pursuant to Section 6.01(i) of the Agreement that we accept the Draw Down Notice, being _________ percent of the Draw Down Amount stated therein. [The reason that such number of Shares represents a smaller/greater number than the number of Shares set forth in the Draw Down Notice is as follows:__________________.]

The average of the closing bid prices in the Draw Down Pricing Period (excluding any closing bid prices pursuant to Section 6.01(g)) is             and the resulting Purchase Price is______________ ( _)________ percent of such average closing bid price). The aggregate Purchase Price pursuant to this Closing Notice is therefore ____. Copy extracts from Bloomberg showing each of the closing bid prices during the Draw Down Pricing Period are attached.

Please deliver such Shares in accordance with the following instructions:

Electronic book entry transfer requested (check one): YES_____            NO ______

[DTC] Participant ID: ____________________________________________

[DTC] Account ID: ______________________________________________

Signed by:

Name:

Date:

For and on behalf of

GCEF OPPORTUNITY FUND LLC